As filed with the Securities and Exchange Commission on September 14, 2018

Registration Nos. 33-29180

and 811-05823

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 64

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 66

DOMINI INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

180 Maiden Lane, Suite 1302, New York, New York 10038-4925

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Amy Domini Thornton

Domini Impact Investments LLC

180 Maiden Lane, Suite 1302

New York, New York 10038-4925

(Name and Address of Agent for Service)

Copy To:

Roger P. Joseph, Esq.

Morgan Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

It is requested that this filing become effective on November 14, 2018, pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933, as amended.

* This filing relates solely to the Domini Impact Equity Fund, a series of the Registrant.

[INSERT DATE], 2018

DOMINI IMPACT EQUITY FUNDSM

INVESTOR SHARES (DSEFX), CLASS A SHARES (DSEPX),

CLASS R SHARES (DSFRX), INSTITUTIONAL SHARES (DIEQX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

TABLE OF CONTENTS

1	The Fund at a Glance
A summary of the Fund’s investment objective, fees and expenses, portfolio turnover, investment strategies, risks, investment results, and management.

5	Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

6	More on the Fund’s Investment Objectives and Strategies

9	More on the Risks of Investing in the Fund

11	Impact Investing

12	Portfolio Holdings Information

13	Who Manages the Fund?

15	The Fund’s Distribution Plan

A-1	Shareholder Manual
Information about buying, selling, and exchanging shares of the Fund, how Fund shares are valued, Fund distributions, the tax consequences of an investment in the Fund, and how applicable sales charges are calculated.

B-1	Financial Highlights

C-1	Intermediary-Defined Sales Charge Waiver Policies

D-1	For Additional Information

THE FUND AT A GLANCE

DOMINI IMPACT EQUITY FUNDsm

Investment objective: The Fund seeks to provide its shareholders with long-term total return.

Fees and expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Investor or Class A shares of the Fund. More information about these and other discounts is available from your financial professional or in the Fund’s prospectus on page A-XX under the heading “How Sales Charges Are Calculated for Class A Shares” and on page C-1 under the heading “Intermediary-Defined Sales Charge Waiver Policies,” and in the Fund’s Statement of Additional Information (“SAI”) on page XX under the heading “Additional Information Regarding Class A Sales Charges.” If you invest in Institutional or Class R shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Shareholder fees (paid directly from your investment)
Share classes	Investor		Class A	Institutional	Class R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		4.75%	None	None
Maximum sales charge (load) imposed on purchases as a percentage of purchase or redemption	None	$	None[1] (under 1 million)	None	None
Redemption fee on shares held less than 30 days (as a percentage of amount redeemed, if applicable)	2.00%		2.00%	2.00%	2.00%
Paper document delivery fee (choose e-delivery to avoid this fee)[2]	$15/year		$15/year	$15/year	$15/year

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes	Investor		Class A	Institutional	Class R
Management fees[3]	0.20%		0.20%	0.20%	0.20%
Distribution (12b-1) fees	0.25%		0.25%	None	None
Other expenses
Sponsorship fee	[0.45%]		[0.45%]	[0.45%]	[0.45%]
Other miscellaneous expenses	[0.16%]		[0.44%]	[0.07%]	[0.15%]
Total other expenses	[0.61%]		[0.89%]	[0.52%]	[0.60%]
Total annual Fund operating expenses	[1.10%]		[1.38%]	[0.76%]	[0.84%]
Fee waiver and expense reimbursements[4]	[-0.01%]		[-0.29%]	[-0.02%]	[-0.04%]
Total annual Fund operating expenses after fee waiver and expense reimbursements	1.09%		1.09%	0.74%	0.80%

1	Investments of $1 million or more are not subject to a front-end sales charge, but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year of purchase.

2	Paper document delivery fee applies to direct Fund accounts with balances below $10,000 and may be avoided by choosing e-delivery of Fund statements, prospectuses, and reports.

3	Restated to reflect current fees.

4

The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor, Class A and Institutional share expenses to 1.09, 1.09%, 0.74%, and 0.80%, respectively. The Investor, Class A, Institutional, and Class R share agreement expires on November 30, 2019, absent an earlier modification by the Fund’s Board.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

Share classes (whether or not shares ar eredeemed)	1 Year		3 Years		5 Years		10 Years
Investor	$111	$	[349]	$	[605]	$	[1,339]
Class A	$581	$	[864]	$	[1,168]	$	[2,030]
Institutional	$76	$	[241]	$	[420]	$	[940]
Class R	$82	$	[264]	$	[462]	$	[[1,033]

Portfolio turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance but are already reflected in its total returns. During the most recent fiscal year, the Fund’s portfolio turnover rate was [85%] of the average value of its portfolio.

Principal investment strategies: Under normal circumstances, the Fund primarily invests in the equity securities of mid- and large-capitalization U.S. companies. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) will be invested in equity securities and related investments with similar economic characteristics including derivative instruments such as futures and options. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, preferred shares, equity interests in real estate investment trusts (REITs), and funds that invest primarily in equity securities. The Fund may also invest in companies organized or traded outside the U.S. The Fund may have significant exposure to securities of issuers in the technology, financial, health care and consumer discretionary sectors. The Fund may hold cash or other short-term investments to provide the Fund with the flexibility to meet redemptions and expenses and to readjust its portfolio holdings.

The Fund will invest in companies that Domini Impact Investments LLC (“Domini”) believes have strong environmental and social profiles. The Fund may also invest in companies that Domini believes help create products and services that provide sustainability solutions and are evaluated using fundamental analysis. The Fund may sell a security if the issuer fails to meet Domini’s social and environmental standards or sustainability themes. The Fund’s subadviser will purchase and sell securities to implement Domini’s investment selections and manage the amount of the Fund’s assets to be held in short-term investments.

In the course of pursuing their financial objectives, impact investors seek to use their investments to create a more fair and sustainable world. Domini believes that by factoring social and environmental sustainability standards into their investment decisions, investors can encourage greater corporate accountability. Domini evaluates the Fund’s potential investments against its social and environmental standards based on the businesses in which an issuer engages, as well as on the quality of the issuer’s relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers. Domini’s interpretation and application of its social and environmental standards are subjective and may evolve over time.

Principal Risks: Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly in the short and long term. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose all or part of your investment in the Fund or your investment may not perform as well as other similar investments. There is no guarantee that the Fund’s investment objective will be achieved. The following is a summary description of certain risks of investing in the Fund.

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Cybersecurity Risk. Cybersecurity failures or breaches by the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent and other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

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Foreign Investing Risk. Investments in foreign regions or in securities of issuers with significant exposure to foreign markets may be more volatile and less liquid than U.S. investments due to adverse political, social, and economic developments, such as nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, terrorism and political or financial instability; regulatory differences such as accounting, auditing, and financial reporting standards and practices; natural disasters; and the degree of government oversight and supervision.

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Impact Investing Risk. The application of the adviser’s social and environmental standards will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

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Information Risk. There is a risk that information used by the adviser to evaluate the social and environmental performance of issuers, industries, markets, sectors, and regions may not be readily available, complete, or accurate, which could negatively impact the adviser’s ability to apply its social and environmental standards, which may negatively impact Fund performance. This may also lead the Fund to avoid investment in certain issuers, industries, markets, sectors, or regions.

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Liquidity Risk. The Fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly, and they may become difficult to purchase or sell, or may be illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make markets for certain securities. Due to limitations on investments in illiquid securities, the Fund may be unable to achieve its desired level of exposure to certain sectors. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell such securities at a loss.

•

Market Risk. The value of Fund securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. If the value of the securities owned by the Fund fall, the value of your investment will decline. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental

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issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

•

Mid- to Large-Cap Companies Risk. The market prices of companies at different capitalization levels may go up or down due to general market conditions and cycles. The value of your investment will be affected by the Fund’s exposure to mid- and large-cap companies.

•

Portfolio Turnover Risk. If the Fund does a lot of trading it may incur additional operating expenses which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

•

Redemption Risk. The Fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

•

Market Sector Risk. The Fund may hold a large percentage of securities in a single market sector. To the extent the Fund holds a large percentage of securities in a single sector, its performance will be tied closely to and affected by the performance of that sector, and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments or risks affecting such market sector than a fund without the same focus

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Technology Sector Risk. Securities in the technology sector, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

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Financial Sector Risk. Issuers in the financial sector, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

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Health Care Sector Risk. Securities in the health care sector, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

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Consumer Discretionary Sector Risk. Securities in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. .

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Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

These and other risks are discussed in more detail later in this prospectus or in the SAI. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.

Investment results: The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Investor shares and by showing how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance, the Standard and Poor’s 500 Index (S&P 500), an unmanaged index of common stocks. SSGA FM commenced subadvisory services for the Fund on December 1, 2018. A different subadviser served as the Fund’s subadviser for periods prior to December 1, 2018. The performance shown for periods prior to December 1, 2018, reflects the investment strategies employed during those periods. The returns for each class of the Fund will differ from Investor shares because of the different expenses applicable to those share classes. The returns presented in the table for periods prior to the inception of the Class A and Institutional shares, are those of the Investor shares. Class A shares and Institutional shares commenced operations on November 28, 2008.

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These returns have not been adjusted to take into account the lower expenses applicable to Class A and Institutional shares, but for Class A shares, the returns in the table reflect a deduction for the maximum sales charge. Updated information on the Fund’s investment results can be obtained by visiting www.domini.com/performance or by calling 1-800-582-6757.

The Fund’s past results (before and after taxes) are not necessarily an indication of how the Fund will perform in the future.

Highest/lowest quarterly results during this time period were: 20.58% (quarter ended 6/30/09) and –24.04% (quarter ended 12/31/08). The Fund’s year-to-date results as of the most recent calendar quarter ended 09/30/2018 were [–0.70]%.

Average annual total returns for periods ended December 31, 2017 (with maximum sales charge for Class A shares)
	1 Year	5 Years	10 Years
Domini Impact Equity Fund
Investor shares:
Return before taxes	15.42%	12.51%	6.83%
Return after taxes on distributions	14.02%	11.27%	6.18%
Return after taxes on distributions and sale of shares	9.85%	9.84%	5.43%
Class A shares return before taxes	9.96%	11.41%	6.31%
Institutional shares return before taxes	15.80%	12.93%	6.83%
Class R shares return before taxes	15.85%	12.87%	7.19%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%

After-tax returns are shown only for Investor shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual marginal federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (IRA).

Investment adviser: Domini Impact Investments LLC (“Domini”)

Portfolio managers: Amy Domini Thornton, Chair and Co-Manager of Domini (portfolio manager of the Fund since December 1, 2018); Carole M. Laible, CEO and Co-Manager of Domini (portfolio manager of the Fund since December 1, 2018);

Subadviser: SSGA Funds Management, Inc. (“SSGA FM”)

Portfolio manager: Kathleen Morgan, CFA, Vice President of SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group (portfolio manager of the Fund since December 1, 2018).

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page XX of the Fund’s prospectus.

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PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Purchase and Sale of Fund Shares. You may redeem shares of the Fund each day the New York Stock Exchange (NYSE) is open. You should contact your financial intermediary or Service Organization, or if you hold your shares directly, you should contact the Fund by phone (Shareholder Services at 800-582-6757 for Investor, Institutional, and Class R shares or Fund Services at 800-498-1351 for Class A shares), by mail (Domini Funds, P.O. Box 9785, Providence, RI 02940-9785), or online by visiting www.domini.com and selecting “Account Access.”

The Fund’s initial and subsequent investment minimums for eligible shareholders generally are as follows:

Investment minimum Initial/Additional Investment
	Investor (DSEFX/ DOMIX/ DSBFX)	Class A (DSEPX/ DOMAX)	Institutional (DIEQX/ DOMOX/ DSBIX)	Class R (DSFRX)
Individual and Joint Accounts (nonretirement)	$2500/$100	$2500/$100	$500,000/ None	N/A
Retirement Accounts (e.g., IRA, SEP-IRA, SIMPLE IRA)	$1500/$100	$1500/$100	$500,000/ None	N/A
Uniform Gifts/Transfers to Minor Accounts (UGMA/ UTMA); Coverdell Education Savings Accounts	$1500/$100	$1500/$100	$500,000/ None	N/A
Accounts for Organizations (e.g.,401k, trust, corporation, partnership, foundation, endowment, or other entity)	$2500/$100	$2500/$100	$500,000/ None	None

Investment minimums are $1500/$50 for Investor Class and Class A purchases through Automatic Investment Plans. Minimums may be waived for purchases through certain omnibus accounts or may be at a different level established by your broker-dealer, financial institution, or financial intermediary.

Tax information. The Fund’s distributions are generally taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawal of monies from those accounts may be subject to tax. For additional information, please see “Taxes” in the Shareholder Manual and “Taxation” in the Statement of Additional Information.

Payments to broker-dealers and other financial intermediaries. The Fund and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund shares and related services. These payments create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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MORE ON THE FUND’S INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objective

The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but shareholders will be given notice at least 30 days before any change to the investment objective is implemented. Management currently has no intention to change the Fund’s investment objective.

DOMINI IMPACT EQUITY FUND

The investment objective of the Domini Impact Equity Fund (the Fund) is to provide its shareholders with long-term total return. Total return is comprised of current income and capital appreciation.

As a primary strategy, under normal circumstances the Fund invests at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and related investments with similar economic characteristics including derivative instruments such as futures and options. The Fund will provide shareholders with at least 60 days’ prior written notice if it changes this 80% policy. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, preferred shares, equity interests in real estate investment trusts (REITs), and funds that invest primarily in equity securities. The Fund may invest in companies of any capitalization, but under normal market conditions will invest primarily in mid-cap to large-cap U.S. companies. Domini defines mid- and large-cap companies to be those companies with a market capitalization at the time of purchase between $2 and $10 billion, or greater than $10 billion, respectively. It is expected that at least 80% of the Fund’s assets will be invested in mid- to large-cap companies under normal market conditions.

As a primary strategy, under normal circumstances the Fund invests in stocks of U.S. companies. While Domini expects that most of the securities held by the Fund will be traded in U.S. securities markets, as an additional strategy some could be traded outside the U.S. The Fund may hold up to 15% of its assets in issuers tied economically to countries outside the U.S.

A security will be deemed to be tied economically to a country if: (1) the issuer is organized under the laws of, or has a principal place of business in that country; or (2) the principal listing of the issuer’s securities is in a market that is in that country; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country; or (4) the issuer has at least 50% of its assets located in that country.

The Fund may have significant exposure to securities of issuers in the technology, financial, health care and consumer discretionary sectors. The Fund may hold cash or other short-term investments to provide the Fund with the flexibility to meet redemptions and expenses and to readjust its portfolio holdings.

The Fund will invest in securities that Domini believes have strong environmental and social profiles. The Fund may also invest in companies that Domini believes help create products and services that provide sustainability solutions and are evaluated using fundamental analysis. The Fund may sell a security if the issuer fails to meet Domini’s social and environmental standards or sustainability themes. SSGA FM will purchase and sell securities to implement Domini’s investment selections and manage the amount of the Fund’s assets to be held in short-term investments. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

Application of Domini’s Impact Investment Standards

In the course of pursuing their financial objectives, impact investors seek to use their investments to create a more fair and sustainable world. Domini believes that by factoring social and environmental sustainability standards into their investment decisions, investors can encourage greater corporate accountability. The Fund’s holdings are selected from a universe of eligible investments that Domini has identified based on its evaluation against Domini’s social and environmental standards. Domini evaluates the Fund’s potential investments against its social and environmental standards based on the businesses in which an issuer engages, as well as on the quality of the issuer’s relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers, and determines the strength of a company’s social and environmental profile. Domini’s interpretation and application of its social and environmental standards are subjective and may evolve over time. Fund holdings may also be selected from a universe of securities Domini determines are creating products and services that provide sustainability solutions.

Subadviser

The Fund’s subadviser invests in securities Domini has selected and notified the subadviser are eligible for investment. The subadviser will purchase or sell securities at a time determined appropriate by the subadviser and in accordance with, but not necessarily identically to, the weights provided with Domini’s investment selections, or as necessary to manage the amount of the Fund’s assets to be held in short term investments.

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OTHER FUND INVESTMENT STRATEGIES

Use of Depositary Receipts

Securities of foreign issuers may be purchased directly or through depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. The use of all such instruments is subject to Domini’s social and environmental standards.

Use of Options, Futures, and Other Derivatives

Although it is not a principal investment strategy, the Fund may purchase and sell futures, options, swap agreements, currency forwards, and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indexes), foreign currencies, interest rates, or inflation indexes. The Fund may also utilize derivative instruments, such as equity-linked securities, to gain exposure to certain emerging-markets, but not as a principal investment strategy. These techniques, which are incidental to the Fund’s primary strategy, permit the Fund to gain exposure to a particular security, group of securities, currency, interest rate, or index, and thereby have the potential for the Fund to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable laws and regulations. The use of all such instruments is subject to Domini’s social and environmental standards.

These techniques are also used to hedge against adverse changes in the market prices of securities, interest rates, or currency exchange rates. Hedging techniques may not always be available to the Fund, and it may not always be feasible for the Fund to use hedging techniques even when they are available.

Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. If the issuer of the derivative instrument does not pay the amount due, the Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the Fund’s subadviser expected. Certain derivatives may be less liquid, which may reduce the returns of the Fund if it cannot sell or terminate the derivative at an advantageous time or price. The Fund also may have to sell assets at inopportune times to satisfy its obligations. The Fund may be unable to terminate or sell its derivative positions, In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Some derivatives may involve the risk of improper valuation.

Successful use of derivative instruments by the Fund depends on the Subadviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Subadviser seeks exposure, or the overall securities markets. As a result, the use of these techniques may result in losses to the Fund or increase volatility in the Fund’s performance.

Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may have a leveraging effect on the Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the Fund would otherwise have had. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the Fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the Fund’s exposure to loss, however, and the Fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the Fund’s derivative exposure. If the segregated assets represent a large portion of the Fund’s portfolio, this may impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Suitable derivatives may not be available in all circumstances or at reasonable prices. Risks associated with the use of derivatives are magnified to the extent that a large portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or

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utility or otherwise adversely affect their performance, or may disrupt markets. The Fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund. If the proposed rule takes effect, it could limit the ability of the Fund to invest in derivatives.

For derivatives that are required to be traded through a clearinghouse or exchange, the Fund also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the Fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.

The Adviser has claimed an exclusion from registration as a commodity pool operator. CFTC rules therefore limit the ability of the Fund to use futures, options on futures, or engage in swap transactions. The use of certain derivatives in some circumstances will require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency.

Cash Reserves

Although the Fund seeks to be fully invested at all times, each keeps a percentage of its assets in cash or cash equivalents. These reserves provide the Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. Some of the investments may be with community development banks and financial institutions and may not be insured by the FDIC. All such securities are subject to Domini’s social and environmental standards.

Temporary Investments

The Fund may temporarily use a different investment strategy for defensive purposes in response to adverse market conditions, economic factors, or other occurrences, and may invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. This may adversely affect the Fund’s performance. During such periods, it may be more difficult for the Fund to achieve its investment objective. You should note, however, that the Fund has not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future — even in the event of deteriorating market conditions.

Securities Lending

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, the Fund may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash, or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days’ notice. During the existence of a loan, the Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Fund may pay finders and other fees in connection with securities loans. The Fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending also is subject to other risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral posted by the borrower, and the risk that the Fund is unable to recall a security in time to exercise voting rights or sell the security.

Additional Information

The Fund is not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Fund’s investment strategies and risks, the Fund’s Statement of Additional Information is available, free of charge, from Domini, or online at www.domini.com/funddocuments.

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MORE ON THE RISKS OF INVESTING IN THE FUND

The value of your investment the Fund changes with the values of its investments. Many factors can positively or negatively affect those values. The factors that are most likely to have a material negative effect on your investment are called “Principal Risks.” The Principal Risks of the Fund are identified in the “Funds at a Glance” section and are described in more detail below. The Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time.

Additional investment policies and risks of the Fund are set forth in the Statement of Additional Information of the Fund, which is available upon request.

Consumer Discretionary Sector Risk. The investment of the Fund of a large percentage of its holdings in securities of issuers in the consumer discretionary sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the consumer discretionary sector. Securities in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Cybersecurity Risk. Cybersecurity failures or breaches by the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent and other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

Financial Sector Risk. The investment of the Fund of a large percentage of its holdings in securities of issuers in the financials sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the financial -sector. Issuers in the financial sector, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Foreign Investing Risk. The investment of the Fund in securities of issuers tied economically to a foreign country or foreign regions may represent a greater degree of risk than investment in U.S. securities due to political, social, and economic developments, such as nationalization or expropriation of assets, confiscatory taxation, natural disasters, terrorism, and political or financial instability. Additionally, there is risk resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject, such as accounting, auditing, and financial reporting standards and practices, and the degree of government oversight and supervision. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms. Some markets in which the Fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries. China and other developing market Asia-Pacific countries may be subject to considerable degrees of economic, political and social instability. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.

Health Care Sector Risk. The investment of the Fund of a large percentage of its holdings in securities of issuers in the health care sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the health care sector. Securities in the health care sector, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

Impact Investing Risk. Since the Fund seeks to make sustainable investments that are consistent with Domini’s social and environmental standards, it may choose to sell, or not purchase, investments that are otherwise consistent with its investment objective. In general, the application of the adviser’s social and environmental standards will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

Information Risk. Domini generally relies on information that is provided by third parties or is self-reported by issuers to apply its social and environmental standards to issuers and/or certain industries, markets, sectors or regions for the Fund. Therefore, there is a risk in certain circumstances that sufficient information may not be readily available, complete, or accurate, or may be biased. This

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may affect the way Domini’s standards are applied in a particular situation, which may negatively impact Fund performance. In certain circumstances, this may also lead Domini to avoid certain issuers, markets, industries, sectors, or regions.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. When the Fund holds these types of investments, the Fund’s portfolio may be more difficult to value, especially during periods of market turmoil. Markets may become illiquid when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the Fund holds illiquid investments, the Fund’s portfolio may be harder to value, especially in changing markets. Investments by the Fund in derivatives tend to involve greater liquidity risk. If the Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its desired level of exposure to certain sectors. Further, certain securities, once sold, may not settle for an extended period. The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Market Risk. The value of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. If the value of the securities owned by the Fund fall, the value of your investment in the Fund will decline. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any individual security or derivative position.

Market Sector Risk. The Fund may hold a large percentage of securities in a single market sector. To the extent the Fund holds a large percentage of securities in a single sector, its performance will be tied closely to and affected by the performance of that sector and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in such market sectors. For example, securities in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Securities in the industrials sector, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition. Securities in the technology sector, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. Securities in the health care sector, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

Mid- to Large-Cap Companies Risk. Under normal circumstances, the Fund (the Fund) will invest primarily in mid-cap to large-cap companies. Mid-cap and large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes or the stock market overall. The performance of the shareholder’s investment will be affected by these market trends. The Fund reserves the right to invest in companies of any capitalization, including small-cap companies that are more likely to have more limited product lines, fewer capital resources, and less depth of management than larger companies.

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Portfolio Turnover Risk. If the Fund does a lot of trading, the Fund may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income on capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of fund shares owned by separate Fund shareholders, including clients or affiliates of the fund’s adviser, redemptions by these shareholders may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s share price could decline.

Small-Cap Companies Risk. Compared to large companies, small-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss. Technology Sector Risk. The investment of the Fund of a large percentage of its holdings in securities of issuers in the technology sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the technologysector. Securities in the technology sector, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Valuation Risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price the Fund (the Fund) could receive for any particular portfolio investment may well differ from the Fund’s valuation of the investment, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience volatility. If markets make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair valuation methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

IMPACT INVESTING

In the course of pursuing their financial objectives, impact investors seek to use their investments to create a more fair and sustainable world. Domini believes that by factoring social and environmental sustainability standards into their investment decisions, investors can encourage greater corporate accountability. The use of social and environmental standards may also help to identify companies that are led by more enlightened management, are focused on the creation of long-term value, and are better able to meet the needs of their stakeholders and of the planet.

Domini’s social and environmental standards are incorporated into its investment process. Domini believes the use of these standards in the investment process helps to more effectively align the financial markets with societal needs, build demand for data on corporate social and environmental performance, and communicate the expectations of impact investors to corporations and other investors. When appropriate, Domini engages in dialogue with the management of companies urging them to address the social and environmental impacts of their operations. In addition, Domini seeks to vote all company proxies in accordance with Domini’s published guidelines, which cover a wide range of social, environmental, and corporate governance matters.

The Social and Environmental Standards

Applied to the Domini Funds

Domini believes that its standards can help identify strong long-term investments, as well as highlight companies and other issuers that enrich society and the environment. Domini seeks to understand each company’s response to what Domini determines to be the key social and environmental challenges it faces.

Domini’s social and environmental standards are designed to reflect many of the standards widely used by impact investors. However, you may find that some Fund holdings do not reflect your social or environmental standards. You may wish to review a list of the holdings in the Fund’s portfolio to decide if they meet your personal standards. To learn how to obtain portfolio holdings information, please refer to “Portfolio Holdings Information.”

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Domini’s interpretation and application of its social and environmental standards are subjective and may evolve over time. In addition, Domini may determine that it is necessary to reinterpret or customize its social and environmental standards for a particular region in response to business practices in different regions of the world.

Domini’s standards may limit the Fund’s investment in certain geographic areas due to prevailing political conditions that Domini believes affect the social and environmental performance of companies in those regions. In addition, Domini’s standards currently prohibit investment by the Fund in U.S. Treasuries, the general obligation securities issued by the U.S. government. While Domini recognizes that these securities support many public goods essential for our society, it has adopted this policy to reflect serious concerns about the risks posed by our country’s nuclear weapons arsenal and continuing large military expenditures.

Evaluation of Equity Investments

Domini considers whether a company has a strong environmental and social profile. Domini evaluates potential equity investments against its standards based on the core businesses in which a company engages, as well as on the quality of the company’s relations with key stakeholders, including communities, customers, ecosystems, employees, investors, and suppliers. Domini seeks to determine the degree of alignment between a company’s goods and services and its standards’ long term objective of universal human dignity and environmental sustainability. Domini believes that certain goods and services are misaligned with its standards and therefore ineligible for investment by the Fund.

Domini will seek to avoid investment in firms that it determines to be sufficiently involved with such goods and services to warrant exclusion. These goods and services include, but may not be limited to, alcohol, tobacco, gambling, weapons, nuclear power as well as owners and producers of oil or natural gas and companies substantially involved in coal mining. Major producers of synthetic pesticides and agricultural chemicals are also typically excluded, as are for profit companies substantially involved in the operation of prisons.

Domini will often determine that an investment is consistent with its standards even when the issuer’s profile reflects a mixture of positive and negative social and environmental characteristics. Domini recognizes that relationships with key stakeholders are complicated and that even the best of companies often run into problems day to day. Domini’s approach recognizes that a company with a mixed record may still be effectively grappling with the important issues in its industry and may determine that a company with a combination of controversies and praiseworthy initiatives is eligible for investment.

Fund holdings may also be selected from a universe of securities Domini determines are creating products and services that provide sustainability solutions.

Engagement

Each year, the Domini Funds seek to raise issues of social and environmental performance with the management of certain companies through proxy voting, dialogue with management, and by filing shareholder proposals, where appropriate. In foreign regions including European and Asia-Pacific countries, various barriers, including regulatory systems, geography, and language, may impair the Fund’s ability to use its influence effectively. In particular, due to onerous regulatory barriers, the Fund does not generally expect to file shareholder proposals outside the United States.

***

Domini’s interpretation and application of its social and environmental standards are subjective and may evolve over time. Domini may, at its discretion, choose to change its social or environmental standards, add additional standards, or modify the application of the standards to its investment process at any time. Changes to Domini’s investment process, including changes to Domini’s social or environmental standards or the application of the standards to Domini’s investment process, may impact investments held by the Fund, and may cause certain companies, sectors, industries, or countries to be dropped from or added to the Fund’s portfolio. Domini may vary the application of these standards to the Fund, depending, for example, on such factors as asset class, industry and sector representation, market capitalization, investment style, access to quality data on an issuer’s social or environmental performance, and cultural and political factors that may vary by region or country.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’ Statement of Additional Information and at www.domini.com/funddocuments. Currently, disclosure of the Fund’s holdings is required to be made within 60 days of the end of each fiscal semi-annual period (each July 31 and January 31) in the Annual Report and the Semi-Annual Report to Fund shareholders and as of the end of its first and third fiscal quarters (each October 31 and April 30) in publicly available filings of Form N-Q with the SEC.

To obtain copies of Annual and Semi-Annual Reports, free of charge, call 1-800-582-6757. Each Annual, Semi-Annual, and Form N-Q is available online at www.domini.com/funddocuments and on the EDGAR database on the SEC’s website, www.sec.gov.

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WHO MANAGES THE FUND?

Investment Adviser

Domini Impact Investments LLC) (Domini or the Adviser), 180 Maiden Lane, Suite 1302, New York, NY 10038, has been managing money since November 1997. As of September 30, 2018, Domini managed more than [$2.38] billion in assets for individual and institutional investors who are working to create positive change in society by using social and environmental standards in their investment decisions. Domini provides the Fund with investment supervisory services, overall operational support, and administrative services. Prior to November 30, 2016, Domini was known as Domini Social Investments LLC.

Domini uses proprietary social and environmental research to select the Fund’s investments. Domini’s social and environmental research is conducted by a team of analysts led by Amy Domini and Carole Laible, who serve as the Fund’s portfolio managers on behalf of Domini. The development and oversight of Domini’s social and environmental standards is the responsibility of its Standards Committee which may be convened as necessary for interpretation of Domini’s social and environmental standards. The Standards Committee currently includes Amy Domini, Carole Laible, and may include other Domini employees or industry experts.

The Fund employs a “manager of managers” structure under which the Adviser has responsibility to oversee any investment subadvisers and to recommend their hiring, termination, and replacement, subject to the oversight of the Board of Trustees of the Fund (the “Board”). The Fund has obtained an exemptive order from the SEC that permits the Adviser, upon approval of the Board, to change subadvisers without obtaining shareholder approval. Within 90 days of hiring any new subadviser, affected shareholders will be furnished with the information that would be included in a proxy statement regarding a new subadviser. The Adviser will not enter into a subadvisory agreement with an affiliated subadviser without shareholder approval.

Domini has claimed an exclusion from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act, and therefore is not subject to registration or regulation with respect to the Fund under the Commodity Exchange Act.

Investment Subadviser

The Adviser employs a subadviser, SSGA Funds Management, Inc. (SSGA FM or the Subadviser), to purchase and sell securities to implement Domini’s investment selections and manage the amount of the Fund’s assets to be held in short-term investments. The Subadviser is paid out of the fees paid to the Adviser.

SSGA FM is the Subadviser of the Fund. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc. which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street. As of July 31, 2018, SSGA FM managed approximately $509.19 billion in assets and SSGA managed approximately $2.78 trillion in assets. SSGA FM’s principal business address is One Iron Street, Boston, Massachusetts 02210.

Portfolio Managers

Amy Domini Thornton and Carole M. Laible of Domini, and Kathleen Morgan of SSGA FM, are primarily responsible for the day-to-day management of the Fund. Ms. Domini and Ms. Laible are assisted by Domini’s research analysts. Ms. Morgan is assisted by other members of SSGA’s Global Equity Beta Solutions Group. Each of Ms. Domini, Ms. Laible and Ms. Morgan has been a portfolio manager of the Fund since December 1, 2018.

Domini

Amy Domini Thornton, CFA and Co-Manager, is the founder and Chair of Domini. She has served as Chair since 2016 and Chief Executive Officer from 2002 to 2015. Ms. Domini has also served as Chair of the Board of Trustees of the Domini Funds since 1990 and was President of the Domini Funds from 1990 through 2017. She has served as portfolio manager for Domini’s separately managed account since 2013. Ms. Domini also serve as a Private Trustee (since 1987) of Loring Wolcott & Coolidge as well as a Partner (since 1994) with Loring Wolcott & Coolidge Fiduciary Advisors LLP, a registered investment adviser. In this capacity she has responsibility for the investments of private trust accounts and works with individuals to integrate social or ethical criteria into their investments.

Carole M. Laible, CPA and Co-Manager, is the Chief Executive Officer of Domini (since 2016), and President of Domini Funds (since 2017). She previously served as the President of Domini from 2005 to 2015, Chief Operating Officer of Domini 2002 to 2011, and also serves as the Treasurer of the Domini Funds from 1997 through 2017.

Ms. Domini and Ms. Laible currently serve on Domini’s Standards Committee which may be convened as necessary for interpretation of Domini’s social and in this capacity are responsible for the development and oversight of Domini’s social and environmental standards, along with other members of the Committee.

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SSGA FM

Kathleen Morgan, CFA, Vice President of SSGA FM and SSGA, and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, joined SSGA as an investment professional in 2017 and has been a member of the Global Equity Beta Solutions Group since that time. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. Prior to joining SSGA, Ms. Morgan worked in Equity Product Management at Wellington Management from 2015 to 2017 conducting independent risk oversight and developing investment product marketing strategy. She has been working in the investment management field since 2006. Ms. Morgan’s prior experience also includes index equity portfolio management at BlackRock.

The Statement of Additional Information contains additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of the securities of the Fund.

Management and Sponsorship Fees

The Fund pays Domini fees for managing the Fund and for providing certain services. For managing the Fund, Domini’s annual fee is equal to 0.20% of the first $2 billion of net assets managed, 0.19% of the next $1 billion, and 0.18% of net assets managed in excess of $3 billion. The current management fee schedule took effect December 1, 2018. For the period from May 1, 2017 through November 30, 2018, the Fund paid a management fee equal to 0.245% of the first $250 million of net assets managed, 0.24% of the next $250 million, and 0.235% of the next $500 million, and 0.23% of net assets managed in excess of $1 billion. Prior to May 1, 2017, the Fund paid a management fee equal to 0.30% of the first $2 billion of net assets managed, 0.29% of the next $1 billion, and 0.28% of net assets managed in excess of $3 billion.

Domini, and not the Fund, pays a portion of the management fee it receives from the Fund to SSGA FM as compensation for SSGA FM’s subadvisory services to the Fund.

Under the Sponsorship Agreement between Domini and the Fund for administrative services provided to the Fund, Domini’s fee is equal to 0.45% of the first $2 billion of net assets managed, 0.44% of the next $1 billion, and 0.43% of net assets managed in excess of $3 billion.

Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor, Class A, Institutional and Class R share expenses to 1.09%, 1.09%, 0.74%, and 0.80% through November 30, 2019, absent an earlier modification by the Fund’s Board.

During the fiscal year ended July 31, 2018, the Fund paid a total of [0.74%] of its average daily net assets for investment advisory and administrative services, after waivers.

A discussion regarding the basis of the Board of Trustees’ approval of the Continuation of the Fund’s Management Agreement with Domini is available in the Fund’s Annual Report to shareholders for the fiscal year ended July 31, 2018. A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s Submanagement Agreement with SSGA FM will be available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended January 31, 2019.

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THE FUND’S DISTRIBUTION PLAN

DSIL Investment Services LLC, a wholly owned subsidiary of Domini, is the distributor of the Fund’s shares. The Fund has adopted a Rule 12b-1 plan with respect to its Investor shares and Class A shares that allows the Fund to pay its distributor on an annual basis for the sale and distribution of the Investor shares and the Class A shares and for services provided to shareholders. These annual distribution and service fees may equal up to 0.25% of the average daily net assets of the Fund’s Investor shares and Class A shares. The Fund does not pay any distribution fees with respect to the Class R shares or the Institutional shares. Because distribution and service fees are paid out of the assets of the Investor shares and Class A shares, respectively, on an ongoing basis, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information about the Fund’s distribution plan relating to Investor shares and Class A shares, see the expense tables in the “Funds at a Glance” section and the Statement of Additional Information.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Certain financial intermediaries may request, and the Fund’s distributor and/or its affiliates may agree to make, payments in addition to 12b-1 fees and sales charges, if any, out of the distributor’s and/or its affiliate’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the efforts to promote the sale of the Fund’s shares. The Fund’s distributor and/or its affiliates agree with the financial intermediary on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all intermediaries receive additional compensation and the amount of compensation varies. These payments could be significant to an intermediary. The Fund’s distributor/and or its affiliates determine which financial intermediaries to support and the extent of the payments they are willing to make.

The Fund’s distributor and/or its affiliates hope to benefit from revenue sharing by increasing the Fund’s net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, an intermediary may include the Fund in its sales system or give access to members of its sales force or management. In addition, the intermediary may provide marketing support, shareholder servicing, and/or other activities. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Fund, the intermediary may earn a profit on these payments.

If you purchase shares though a financial intermediary, revenue sharing payments may provide your firm, its employees, or associated persons with an incentive to favor the Fund. You should ask your firm about any payments it receives from the Fund’s distributor, its affiliates, and/or the Fund, as well as about fees and/or commissions it charges.

The Fund’s distributor and/or its affiliates may have other relationships with various banks, trust companies, broker-dealers, or other financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services, networking services, transaction processing services, or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Fund, the Fund’s distributor, and/or its affiliates may compensate the intermediary for these services.

15

SHAREHOLDER MANUAL

This section provides you with information about how to contact the Fund, how to open an account, how to choose a share class, how sales charges are calculated (Class A shares only), buying, selling, and exchanging shares of the Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.

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For More Information

All investors may visit our website at www.domini.com for more information on the following:

•	Investing in the Fund

•	The daily price of your shares

•	Impact investing

•	About Class A sales charges and the ways you can qualify for reductions or waivers, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

Investor share, Institutional share, and Class R share investors: You may also call our Shareholder Services department toll-free at 1-800-582-6757 for additional information.

Class A investors: You may call your brokerage account Service Organization, or if you do not have a Service Organization, you may call our Fund Services department toll-free at 1-800-498-1351 for additional information.

Shareholder Services and Fund Services personnel are available to take your call business days, 9 a.m. to 6 p.m., Eastern Time.

Investor share investors: You may make transactions, review account information, and obtain the price for your shares 24 hours a day, 7 days a week, by using our automated telephone system or visiting www.domini.com/funddocuments. Class A investors: You may obtain the price for your shares 24 hours a day, 7 days a week, by using our automated telephone system or visiting www.domini.com/funddocuments.

Institutional share, and Class R shareholders: You may obtain the price for your shares 24 hours a day, 7 days a week, by using our automated telephone system or visiting www.domini.com/funddocuments.

FUND NAME	SYMBOL
Domini Impact Equity Fund
Investor shares	DSEFX
Class A shares	DSEPX
Institutional shares	DIEQX
Class R shares	DSFRX

Account Statements are mailed quarterly or monthly (Institutional shares only). Account statements are also available on our website if you are able to register for online account access.
Trade Confirmations are sent after purchases (except for Automatic Investment Plan purchases and dividend reinvestments) and redemptions (except Systematic Withdrawal Plan redemptions).
Annual and Semi-Annual Reports are mailed in late September and March, respectively, and are available online at www.domini.com/funddocuments.

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OPENING AN ACCOUNT

How to Open an Account

1. Read this prospectus (and please keep it for future reference).

2. Review the “Description of Share Classes” and decide which class is appropriate for you.

3. Review “Types of Accounts” and decide which type is appropriate for you.

4. Decide how much you want to invest. Please see “Description of Share Class” for minimum initial investment requirements.

5. For Investor shares Domini offers two methods to open an account:

•	Online at www.domini.com/Open-Account Payment will be deducted directly from your bank account; or

•	By mail. Download or order an application at www.domini.com/Open-Account or call us at 1-800-762-6814 to receive a copy by mail.

You will need to have your social security number and date of birth for each account owner and beneficiary (for IRAs only) available to complete the application. (IRA beneficiary information can be added later if necessary). Please review “Important Information about Procedures for Opening a New Account”.

You can select the Fund, shares class, and account type you wish to invest in and have the payment deducted directly from your bank account (online) or send a check (by mail only). For payment directly from your bank via wire you will need to provide your bank with the wire transfer instructions set forth in “Bank Wire or Electronic Funds Transfer”. You’ll also be able to set up regularly scheduled automatic investments or withdrawals. For more information see “Automatic Transaction Plans”.

Please note that SEP and SIMPLE IRAs must be opened by regular mail. Representatives of trusts or corporations will also need to submit an application via mail.

For more information see “Buying, Selling, and Exchanging Shares – Investor Shares.”

6. For Class A shares, follow the instructions under “Buying, Selling, and Exchanging Shares – Class A Shares.” Please review “How Sales Charges Are Calculated”, “Waivers for Certain Class A Investors”, “How to Reduce your Sales Charge” and contact your Service Organization.

7. For Institutional and Class R shares follow the applicable instructions under “Buying, Selling, and Exchanging Shares – Institutional Shares and Class R Shares.”

When using a paper application be sure to completely fill out and sign the Account Application appropriate for the account type and share class you have selected. If you need assistance, please call 1-800-582-6757, business days, 9 a.m. to 6 p.m., Eastern Time or your Service Organization (for Class A shares) or other intermediary for (Institutional , Class R, and Class Y shares).

For more information on transferring assets from another mutual fund family, please call 1-800-582-6757.

What Is “Good Order”? Purchase, exchange, and sale requests must be in “good order” to be accepted by the Fund. To be in “good order” a request must include the following:

• The Fund name and account number

• The receipt of payment for shares by check, wire, ACH transfer, or the amount of the transaction (in a specific dollar amount, number of shares, or percentage of account value) for the exchange or sale (receipt of payment via ACH transfers may take at least 2 business days)

• Name, address, and other information that will allow us to identify you

• The signatures of all owners exactly as registered on the account (for redemption requests by mail)

• For corporate or institutional accounts, a certified copy of a current list of authorized signatories or a related certified corporate resolution, as applicable

• A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares”)

• Any other supporting legal documentation that may be required

Exchange and sale requests that exceed the available account balance or number of shares will be rejected.

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Important Information about Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, Social Security number, and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For businesses and other entities seeking to open an account or establish a relationship, federal law requires us to obtain, verify, and record information that identifies each business or entity. What this means for you: When you open an account or establish a relationship, we will ask for your business name or other entity name, a street address, and a tax identification number, which federal law requires us to obtain.

If the Fund is not adequately able to identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable charges and expenses.

DESCRIPTION OF SHARE CLASSES

The Fund offers four classes of shares: Investor, Class A, Institutional, and Class R shares. As described herein, each share class has its own cost structure and eligibility requirements, allowing you to choose the one that best meets your needs. The Fund, the Adviser, and/or its affiliates may modify the qualifications for purchase of each class of shares at any time.

The Investor and Class A shares have each adopted a Rule 12b-1 plan that allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with class eligibility restrictions.

Your investment professional or financial intermediary may receive different compensation depending upon which class you choose, and may impose their own investment fees and practices for purchasing and selling Fund shares, which are not described in this prospectus or in the SAI. Consult your investment professional or financial intermediary about the availability of Fund share classes, the investment professional or financial intermediary’s practices, and other information.

Please note that the Fund does not charge any front-end sales charge, contingent deferred sales charge or asset-based fee for sales or distribution of Institutional or Class R shares. However, if you invest in Institutional or Class R shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Because the Fund is not a party to any commission arrangement between you and your investment professional or financial intermediary, any purchases and redemptions of Institutional or Class R shares will be made by the Fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by an investment professional or financial intermediary are not reflected in the fees and expenses listed in the Fund’s fee table or expense example in this prospectus nor are they reflected in the Fund’s performance in the bar chart and table in this prospectus because these commissions are not charged by the Fund.

If you purchase Fund shares through a broker-dealer or other financial intermediary or financial institution that has entered into an agreement with the Fund’s distributor or affiliates, your transaction may be subject to transaction and other charges or investment minimums established by that entity. Investors in the Fund do not pay such transaction charges if shares are purchased directly from the Fund.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are discussed under “Intermediary-Defined Sales Charge Waiver Policies”. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

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INVESTOR SHARES

•	No front-end sales charge.

•	Distribution and service (12b-1) fees of 0.25%.

•	The minimum initial investment in the Fund is as follows:

•	$2,500 for regular accounts ($1,500 if using our Automatic Investment Plan)

•	$1,500 for Retirement Accounts, UGMA/UTMA Accounts, and Coverdell Education Savings Accounts (Automatic Investment Plan also available)

•	The minimum to buy additional shares of the Fund is as follows:

•	$50 for accounts using our Automatic Investment Plan

•	$100 for all other accounts

•	The Fund may waive minimums for initial and subsequent purchases for investors who purchase shares through omnibus accounts.

CLASS A SHARES

•	Front-end sales charges, as described under the subheading “How Sales Charges Are Calculated for Class A Shares.”

•	A contingent deferred sales charge on shares sold within one year of purchase, as described under the subheading “Investments of $1,000,000 or More.”

•	Distribution and service (12b-1) fees of 0.25%.

•	The minimum initial investment in the Fund as follows:

•	$2,500 for regular accounts ($1,500 if using our Automatic Investment Plan)

•	$1,500 for Retirement Accounts, UGMA/UTMA Accounts, and Coverdell Education Savings Accounts (Automatic Investment Plan also available)

•	The minimum to buy additional shares of the Fund as follows:

•	$50 for accounts using our Automatic Investment Plan

•	$100 for all other accounts

•	The Fund may waive minimums for initial and subsequent purchases for investors who purchase shares through omnibus accounts.

•	The applicable Service Organization provides shareholder services to these accounts.

INSTITUTIONAL SHARES

•

No front-end sales charge. However, if you invest in Institutional shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

•	No 12b-1 fees.

•

May only be purchased by or for the benefit of investors that meet the minimum investment requirements, have been approved by the distributor, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, private trusts, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries.

•	The minimum initial investment is $500,000.

•	Investors may meet the minimum initial investment amount by aggregating up to three separate accounts within the Institutional share class of the Fund.

•

Accounts will not generally be established for omnibus or other accounts for which Domini provides recordkeeping and other shareholder service payments or for which the Fund is required to pay any type of administrative payment per participant account.

CLASS R SHARES

•

No front-end sales charge. However, if you invest in Class R shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

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•	No 12b-1 fees.

•

Generally available only to certain eligible retirement and benefit plans, including 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts.

•	Also available to omnibus accounts maintained by financial intermediaries, endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s distributor.

TYPES OF ACCOUNTS

You may invest in the Fund through the following types of accounts:

Individual and Joint Accounts (nonretirement)	Invest as an individual or with one or more people. If you are opening a joint account, joint tenancy with rights of survivorship will be assumed unless other ownership is noted on your Account Application. You may also open an account to invest assets held in an existing personal trust.
Individual Retirement Accounts (IRAs)	You may open an account to fund a traditional IRA or a Roth IRA. Custodian and other account level fees will apply.
Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) Accounts	These accounts are maintained by a custodian you choose (which may be you) on behalf of a minor. They provide a simple method for giving irrevocable gifts to children without having to establish a formal trust.
Coverdell Education Savings Accounts (formerly Education IRAs)	These accounts may be established on behalf of any child with a Social Security number and are used to save for higher education expenses. Custodian and other account level fees will apply.
Employer-Sponsored Retirement and Benefit Plans	You may be able to open an account for or as part of an employer-sponsored retirement or benefit plan, such as a 401(k) plan, SEP-IRA, or SIMPLE IRA. Custodian and other account level fees will apply.
For an Organization Omnibus Accounts	You may open an account for a trust, corporation, partnership, endowment, foundation, or other entity.
Financial intermediaries may invest through omnibus accounts held on the books of the Fund. Individuals may only invest through entities which maintain an omnibus account on the books of the Fund.

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PAPER DOCUMENT DELIVERY FEE

An annual paper document delivery fee of $15 is deducted from each direct Domini Fund account that has a balance below $10,000. This fee is charged in order to help defray the significant costs associated with printing and mailing paper statements and documents for each account.

You may avoid this paper document delivery fee by choosing paperless e-delivery of statements, prospectuses, shareholder reports, and other materials for each of your Fund accounts.

To sign up for e-delivery, you must first establish online account access. Visit www.domini.com and click on “Account Access” to register. Once you are logged on to your account, select “Account Options,” and select the “E-Delivery” option. You can then choose e-delivery for various documents and provide your e-mail address. See “Fund Statements and Reports — E-Delivery” for more information.

The paper document delivery fee applies to both retirement and nonretirement Fund accounts held directly with Domini. The paper document delivery fee, which will be collected by redeeming Fund shares in the amount of $15, will be deducted from the Fund account only once per calendar year (generally December). The fee will be assessed based on your account balance as of the day account balances are reviewed and will not take into account your average account balance for the year.

The paper document delivery fee will not be deducted on accounts held through intermediaries or participant accounts in employer-sponsored defined contribution plans.

At its discretion, Domini reserves the right to waive or modify the paper document delivery fee at any time.

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BUYING, SELLING, AND EXCHANGING INVESTOR SHARES

The following chart describes all the ways you can buy, sell, and exchange Investor shares of the Fund. If you need any additional information or assistance, please call 1-800-582-6757.

METHOD	INSTRUCTIONS
Mail[4] By Mail you may: Buy Sell Exchange	For regular mail: Domini Funds P.O. Box 9785 Providence, RI 02940-9785	For overnight deliveries only: Domini Funds 4400 Computer Drive Westborough, MA 01581

To buy shares by mail:

•  For your initial investment, complete an Account Application and mail it with your check, or arrange for a bank wire (see “Bank Wire or Electronic Funds Transfer via ACH”).

•  For subsequent investments, fill out the investment slip included with trade confirmations, account statements, or printed from www.domini.com, or send a note with your check indicating the Fund name, the account number, and the dollar amount, or arrange for a bank wire, (see “Bank Wire or Electronic Funds Transfer via ACH”).

•  Your check must be made payable to ‘‘Domini Funds.’’ Always include your account number on your check. Note: To comply with anti-money laundering rules and for our mutual protection, the Fund generally does not accept cash, cashier’s checks, money orders, checks made payable to third parties or dated six months or older, starter checks, traveler’s checks, or checks drawn on a non-U.S. bank.

•  Please note that if you purchase shares by check and you sell those shares soon after purchase, your redemption proceeds will not be sent to you until your check clears, which may take 8 or more business days after purchase.

To sell shares by mail (you must include the following information in your written instruction or your request may be returned):

•  The Fund name

•  The Fund account number

•  The dollar amount or number of shares

•  The signatures of all necessary authorized signers exactly as they appear on the initial application

•  A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares”)

•  Additional supporting documentation may be required for certain types of accounts

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METHOD	INSTRUCTIONS

Mail[4] By Mail you may: Buy Sell Exchange (Continued)

To exchange shares by mail (selling shares of one Fund and using the proceeds to purchase shares of another Domini Fund), you must include the following information or your request may be returned:

•  The Fund names

•  The Fund account numbers

•  The dollar amount or number of shares

•  The signatures of all necessary authorized signers exactly as they appear on the initial application

The Domini Funds and their transfer agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt of transaction requests at the transfer agent’s post office box does not constitute receipt by the transfer agent or the Domini Funds. Accordingly, there may be a delay in receipt by the transfer agent of transaction requests submitted to the transfer agent’s post office box.

Online[3,4,5] Online you may: Buy Sell Exchange

You may communicate orders to buy, sell,* and exchange shares online 24 hours a day** by following these steps:

•  Visit www.domini.com and select “Open an Account” to open a new account, or “Account Access” to access your existing account.

•  To buy shares online, you will need to establish bank instructions on your account. To do this while opening a new account online, simply have your bank details ready and follow the on-screen instructions.

To add or change bank instructions for an existing account, you must submit a Wire/ACH Redemption Form by mail, which can be downloaded at www.domini.com, or submit a written request that contains the following information:

•  Bank name and address

•  ABA/routing number

•  Account Name and Number

•  Account type (checking, money market, or savings) and a voided check, if applicable

Your signature on the Wire/ACH Redemption Form or other written request must be accompanied by a Medallion Signature Guarantee, which can be obtained at a local bank or other financial firm (see “Additional Information on Selling Shares” for more information).

To buy, sell, or exchange Fund shares online in an existing account, please go to www.domini.com and select “Account Access” to access your existing account. Once logged in, follow the online prompts.

•  Online help is available at each screen.

*    Online distribution requests are not available for Retirement Plan/IRA accountholders.

**    Access to the online account management system may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons. Your transaction will be processed as of the first business day it is deemed to be in good order before the close of trading (normally 4 p.m. Eastern Time).

A-9

METHOD	INSTRUCTIONS

Phone[1,2,3,4,5] By Phone you may: Buy Sell Exchange

Automated:

Current shareholders may buy, sell,* and exchange shares using our automated telephone account access system 24 hours a day by following these steps:

•  Dial 1-800-582-6757.

•  Establish or use your Personal Identification Number (PIN) and then follow the prompts to enter a transaction instruction.

•  At any time you may follow the prompts to return to the main menu. Access to the automated telephone system may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

* Automated distribution requests are not available for Retirement Plan/IRA accountholders.

Speak to a live Shareholder Services Representative:

Current shareholders may buy, sell,* and exchange shares by calling 1-800-582-6757, business days, 9 a.m. to 6 p.m. Eastern Time. Follow the prompts and say “speak to a representative”.

Your transaction will be processed as of the first business day it is deemed to be in good order before the close of trading (normally 4 p.m. Eastern Time).

* Telephonic distribution requests are not available for 403(b) accountholders. Please contact Shareholder Services for assistance.

Bank Wire or Electronic Funds Transfer via ACH[4,5] By Bank Wire or Electronic Funds Transfer you may: Buy Sell

To buy shares:

For your initial investment, you may open an account online at www.domini.com, or complete an Account Application and mail it to Domini Funds at the address shown above for purchasing shares by mail.

Then call 1-800-582-6757 to obtain an account number before directing your bank to send funds by wire (skip this step if you are opening an account online).

You must include the following information in your wire transfer or your money may be returned uninvested:

	• Bank: • Location: • ABA: • Acct Name: • Acct #: • FBO:	Bank of New York Mellon New York 011001234 BNY Mellon Investment Servicing (US) Inc. as agent for Domini Impact Investments 0000733148 Account Name, Account Number, and Domini Fund Name
For subsequent investments, please call 1-800-582-6757 to notify Shareholder Services of your incoming wire and use the wire instructions above.

METHOD	INSTRUCTIONS

Bank Wire or Electronic Funds Transfer via ACH[4,5] By Bank Wire or Electronic Funds Transfer you may: Buy Sell (Continued)

To sell shares:

If you have already established banking instructions on your account, you may request receipt of redemption proceeds by wire or electronic funds transfer via ACH online, in writing, or by speaking with a Shareholder Services representative at 1-800-582-6757.

Note that accounts opened online are generally limited to directing the delivery of redemption proceeds by bank wire or electronic funds transfer via ACH to the bank account from which the initial account deposit originated.

If you would like to establish privileges for wire redemption or electronic funds transfer via ACH or change the redemption proceeds delivery instructions for an existing account, you must fill out and submit the Wire/ACH Redemption Form available at www.domini.com or submit a written request that contains the following information:

•  Bank name and address

•  ABA/routing number

•  Account name and number

•  Account type (checking, money market, or savings) and a voided check, if applicable

Your signature on the Wire/ACH Redemption Form or other written request must be accompanied by a Medallion Signature Guarantee (see “Additional Information on Selling Shares” for more information).

There is a $10 outgoing wire transfer fee (deducted directly from sale proceeds) and a $1,000 minimum wire amount. The wire transfer fee and the minimum wire amount may be waived for certain individuals and institutions at Domini’s discretion. Electronic funds transfer via ACH has no outgoing fee, but it may take at least two business days for the funds to reach your bank account.

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(1)	First-time users will need to call 1-800-582-6757, business days, 9 am to 6 p.m., Eastern Time, and follow the prompts to obtain a telephone PIN.

(2)

Neither the Fund nor their transfer agent, distributor, agents, or affiliates will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Fund if you wish to suspend telephone redemption privileges.

(3)

After establishing ACH privileges, shareholders may place ACH transaction orders by telephone, online or through the automated telephone account access system. All electronic deposits are subject to review. Your ACH transaction purchase order will be considered in good order on the date the payment for shares is received by the Fund before the close of regular trading (normally 4 p.m. Eastern Time on a day that the NYSE is open for trading). This may take at least 2 business days.

(4)

Redemptions or exchanges of shares made less than 30 days after settlement of purchase or acquisition through exchange will be subject to a redemption fee equal to 2% of the amount redeemed or exchanged, subject to certain exceptions. The redemption fee will be deducted from your proceeds and returned to the Fund. If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. Please see “Market Timing and Redemption Fee” for additional information.

(5)

Sales (redemptions) exceeding $100,000 must be requested in writing (see “Buying, Selling, and Exchanging Shares by Mail” and “Additional Information on Selling Shares” for more information) and generally require a medallion signature guarantee.

Existing shareholders may exchange all or a portion of their Fund shares into shares of the same class of any other available Domini Fund. All exchanges must meet applicable minimum investment requirements.

IMPORTANT: Once a redemption order is placed, the transaction cannot be cancelled by the shareholder.

BUYING, SELLING, AND EXCHANGING CLASS A SHARES

For information regarding the ways you can buy, sell, and exchange Class A shares of the Fund and whether you qualify for a sales charge waiver or reduction please contact your Service Organization. If you need any additional information or assistance, please call the Fund Services Department at 1-800-498-1351 or visit our website at www.domini.com.

How Sales Charges are Calculated for Class A Shares

•	You buy Class A shares of the Fund at the offering price, which is the net asset value per share plus a front-end sales charge of up to 4.75%.

•	You pay a lower sales charge as the size of your investment increases to certain levels (called breakpoints).

•	You do not pay a sales charge on Class A share dividends or distributions that you reinvest in Class A shares of the Fund.

•	Class A shares are subject to an annual distribution (12b-1) fee up to 0.25% of the Fund’s average daily net assets.

The table below shows the rate of sales charge you pay, depending on the amount of Class A shares you purchase. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares you purchase. Your Service Organization receives a percentage of these sales charges as compensation for the services it provides to you. Your Service Organization may also receive the annual distribution fee payable on Class A shares at a rate of up to 0.25% of the average daily net assets represented by the Fund shares it services.

The Investor, Institutional, and Class R shares of the Fund are not subject to sales charges. These share classes may not be available through your Service Organization.

The Fund offers additional ways to waive or reduce your sales charges as provided under “Waivers for Certain Class A Investors,” “Investments of $1,000,000 or More,” or “Reducing Your Sales Charges.”

	Front-End Sales Charge
Amount of Purchase	Percentage of Offering Price	Percentage of Net Amount Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1 million	1.00%	1.01%
$1 million and over	None	None

Your Service Organization also may impose transaction charges. Investors in the Fund do not pay such transaction charges if shares are purchased directly from the Fund.

Please contact your Service Organization for more information about sales charges and transaction charges. Additional information about sales charges is also included in the Fund’s Statement of Additional Information.

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Waivers for Certain Class A Investors

Class A initial sales charges may be waived for certain types of investors, including the following:

•

Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Fund, the distributor, or its affiliates

•

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Fund, the distributor, or its affiliates

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Organization or the transfer agent at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section for more information.

Investments of $1,000,000 or More

You do not pay an initial sales charge when you invest $1 million or more in the Class A shares of the Fund. However, you may be subject to a contingent deferred sales charge of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption if you redeem within one year of purchase.

The Fund’s distributor may pay up to 1.00% to a Service Organization for Class A share purchase amounts of $1 million or more. In such cases, starting in the 13th month after purchase, the Service Organization will also receive the annual distribution fee of up to 0.25% of the average daily net assets of the Class A shares of the Fund held by its clients. Prior to the 13th month, the Fund’s distributor will retain the annual distribution fee. Where the Service Organization does not receive the payment of up to 1.00% from the Fund’s distributor, the Service Organization will instead receive the annual distribution fee starting immediately after purchase. In certain cases, the Service Organization may receive both a payment of up to 1.00% from the distributor as well as the annual distribution fee starting immediately after purchase. Please contact your Service Organization for more information.

Reducing Your Sales Charges

There are several ways you can combine multiple purchases of certain Domini Fund shares to take advantage of the breakpoints in the sales charge schedule.

Right of Accumulation. The right of accumulation lets you add the value of certain Domini Fund shares you already own to the amount of your next purchase for purposes of calculating the initial sales charge. The calculation of this amount would include your current holdings of all Investor and Class A shares of the Fund.

Letter of Intent. A letter of intent lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 in certain Domini Fund shares during the next 13 months. The calculation of this amount would include your current holdings of all Investor and Class A shares of the Fund, as well as any reinvestment of dividends and capital gains distributions. When you sign this letter, the Fund agrees to charge you the reduced sales charges listed above. Completing a letter of intent does not obligate you to purchase additional shares. However, if you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Group Investment Program. Family groups may be treated as a single purchaser under the right of accumulation privilege. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts created by these family members.

In order to take advantage of any reduction in sales charges that may be available to you, you must inform your Service Organization. In order to obtain sales charge reductions, you may be required to provide information and records, such as account statements, to your Service Organization. Please retain all account statements. The records required to take advantage of a reduction in sales charges may not be maintained by the Fund, its transfer agent, or your Service Organization.

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Waivers of Deferred Sales Charges

The deferred sales charge that may be charged on investments in Class A shares in excess of $1 million that are sold within one year of purchase will be waived in the case of the following:

•

Sales of Class A shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), which relates to the ability to engage in gainful employment), if the shares are (1) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with rights of survivorship; or (2) held in a qualified corporate or self-employed retirement plan, IRA, or 403(b) Custodial Account, provided, in any case, that the sale is requested within one year of your death or initial determination of disability.

•

Sales of Class A shares in connection with the following retirement plan “distributions”: (1) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (2) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (3) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account, or retirement plan assets to a successor custodian or trustee). The charge also may be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in the Fund. In such event, as described below, the Fund will “tack” the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, deferred sales charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption that results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

•	Sales of Class A shares in connection with the Systematic Withdrawal Plan, subject to the conditions outlined under “Systematic Withdrawal Plan.”

All waivers will be granted only following the Fund’s distributor receiving confirmation of your entitlement. If you believe you are eligible for a deferred sales charge waiver, please contact your Service Organization. In order to obtain a waiver, you may be required to provide information and records, such as account statements, to your Service Organization. Please retain all account statements. The records required for a deferred sales charge waiver may not be maintained by the Fund, its transfer agent, or your Service Organization.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section for more information.

Reinstatement Privilege

If you sell Class A shares of the Fund, you may reinvest some or all of the proceeds in the Class A shares of the Fund within 120 days without a sales charge, as long as the Fund’s distributor or your Service Organization is notified before you reinvest. If you paid a deferred sales charge when you sold shares and you reinvest in Class A shares of the Fund within 120 days of such sale, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on the purchase of Class A shares of the Fund, if you notify your Service Organization. All accounts involved must have the same registration.

More About Deferred Sales Charges

You do not pay a deferred sales charge on the following:

•	Class A shares representing reinvested distributions and dividends

•	Class A shares held longer than 1 year from the date of purchase

The Fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Organization.

* * * * *

For more information about sales charges please consult your Service Organization, or refer to the Fund’s Statement of Additional Information.

BUYING, SELLING, AND EXCHANGING INSTITUTIONAL SHARES

For information regarding the ways you can buy, sell, and exchange Institutional shares of the Fund please call 1-800-582-6757. Institutional shares are purchased at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed. However, if you invest in Institutional shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

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BUYING, SELLING, AND EXCHANGING CLASS R SHARES

For information regarding the ways you can buy, sell, and exchange Class R shares of the Fund please call 1-800-582-6757. Class R shares are purchased at net asset value with no front-end sales charge and no contingent deferred sales charge when redeemed. However, if you invest in Class R shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

AUTOMATIC TRANSACTION PLANS

Automatic transaction plans are available for your convenience to purchase or to sell Investor, Institutional, and Class A shares at specified intervals without having to manually initiate each transaction.

Automatic Investment Plan – Investor, Institutional, and Class A shares

You may authorize your Service Organization, or if you do not have a brokerage account with a Service Organization, the Fund, to have specified amounts automatically deducted from your bank account and invested in the Fund in weekly, monthly, quarterly, semi-annual, or annual intervals. This service can be established for your account at any time. Visit www.domini.com to access an Automatic Investment Plan form. For Investor shares or Institutional shares call 1-800-582-6757 for more information. For Class A shares call your Service Organization, or if you do not have a brokerage account with a Service Organization, call Fund Services at 1-800-498-1351.

This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Fund, there may be periodic delays in posting the funds to your account.

Systematic Withdrawal Plan – Investor, Institutional, and Class A shares

If you own shares of the Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which shares will be sold, at net asset value, in the amount and for the periods specified (minimum $100 per payment). Shares redeemed under the plan will not be subject to any applicable redemption fees.

The amount of your investment in the Fund at the time you elect to participate in the Systematic Withdrawal Plan is referred to as your “initial account balance.” You may not redeem more than 10% of your initial account balance in any calendar year under the Systematic Withdrawal Plan.

The Fund reserves the right to change the terms and conditions of the Systematic Withdrawal Plan and may cease offering the Systematic Withdrawal Plan at any time.

Except as noted below, there is no charge to participate in the Systematic Withdrawal Plan. Call 1-800-582-6757 for more information.

For Class A shares, your Service Organization may charge you a fee to participate in the Systematic Withdrawal Plan. Call your Service Organization, or if you do not have a brokerage account with a Service Organization, Fund Services at 1-800-498-1351 for more information.

Dollar-Cost Averaging

Dollar-cost averaging is a long-term investment strategy designed to avoid the pitfalls of timing the market by investing equal amounts of money at regular intervals (monthly, quarterly, and so on) over a long period of time.

Although the strategy doesn’t assure a profit or protect against a loss, the idea behind dollar-cost averaging is that over time an investor buys more shares at lower prices, and fewer shares at higher prices.

The key to dollar-cost averaging is to stick with it for the long term, through periods of rising and falling markets. Strictly adhering to a long-term dollar-cost averaging strategy can help to avoid the mistake of investing all of your money when the market is high. Before using this strategy, investors should consider their financial ability to continue making purchases in a declining market.

To facilitate dollar-cost averaging you may purchase Fund shares at regular intervals through the Fund’s Automatic Investment Plan, if available.

ADDITIONAL INFORMATION ON SELLING SHARES

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Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares of the Fund for another class of shares of the same Fund. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact Shareholder Services, their intermediary or Service Organization as applicable, to learn more about the details of this privilege. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

Signature Guarantees

In order to protect your account from fraud, you are required to obtain a Medallion Signature Guarantee from a participating institution in certain circumstances, including for any of the following:

•	Sales (redemptions) exceeding $100,000

•	Sales made within 30 days following any changes in account address

•	Sales proceeds to be sent to a third party or to an address other than the address for which the account is registered, unless such information already has been established on your account

•	Sales proceeds to a bank account, unless bank instructions already have been established on your account

•	Sales and address changes after your account has been placed on “rpo” status due to return of non-deliverable mail

•	Change to the account name on your account

The following types of institutions may participate in the Medallion Signature Guarantee program:

•	Banks

•	Savings institutions

•	Credit unions

•	Broker-dealers

•	Other guarantors acceptable to the Fund and their transfer agent

The Fund and its transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Fund or its transfer agent may, at their option, request further documentation prior to accepting requests for redemptions.

The Fund may allow Institutional share investors to waive the protection of being required to obtain a Medallion Signature Guarantee for sales requests exceeding $100,000, provided that all the following conditions are met:

•	No changes have been made to the applicable account registration within 30 days prior to the request.

•	The request is signed in exactly the same way the account is registered, by all necessary registered owners or authorized signers, as applicable.

•	The proceeds are directed to an address for which the account is registered or another authorized address on file (e.g., a bank previously authorized by the registered owner).

•	A resolution of the registered owner, or similar supporting documentation acceptable to the Fund, authorizing the election of this waiver has been provided.

An Institutional share investor can elect to waive the Medallion Signature Guarantee requirement on a new account, by filling out the appropriate area on the Account Application, and providing a Medallion Signature Guarantee, and a resolution of the registered owner (or similar supporting documentation acceptable to the Fund) authorizing such election. For existing accounts, if you would like to establish this waiver, you must fill out a Medallion Signature Guarantee Waiver form, accompanied by a Medallion Signature Guarantee and a resolution of the registered owner (or similar supporting documentation acceptable to the Fund) authorizing such election.

Neither the Fund, its transfer agent, Domini, nor any of their agents or affiliates will be liable for any loss, liability, cost, or expense for acting upon any written sales request subject to a Medallion Signature Guarantee waiver election reasonably believed to be genuine. Please contact the Fund if you wish to suspend this waiver.

Unusual Circumstances

The Fund reserves the right to revise or terminate the telephone or the online redemption privilege at any time, without notice. In the event that the Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

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The Fund may postpone payment of redemption proceeds under either of these circumstances:

•	During any period in which the NYSE is closed or in which trading is restricted

•	If the SEC determines that an emergency exists

Large Redemptions

It is important that you call the Fund before you redeem any amount in excess of $500,000. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds — up to 7 days — if the amount to be redeemed will disrupt the Fund’s operation or performance.

In an effort to protect the Fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the Fund, except upon approval of the Adviser.

Redemptions in Kind

The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If the Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash.

Market Timing and Redemption Fee

The Fund is a long-term investment. Market timers, who buy and sell rapidly in the hopes of making a short-term profit, drive up costs for all other shareholders, including long-term shareholders who do not generate these costs. Market timers can disrupt portfolio investment strategies, for example by causing a portfolio manager to sell securities to meet a redemption request when the manager might otherwise have continued to hold the securities, and may increase the Fund’s transaction costs, such as brokerage expenses. Do not invest with the Domini Funds if you are a market timer.

The Board of Trustees has approved a redemption fee to discourage the Fund from being used as vehicles for frequent short-term shareholder trading. The Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if you sell or exchange shares after holding them less than 30 days. The redemption fee will be deducted from your redemption proceeds and returned to the Fund. If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed first for purposes of determining whether the redemption fee applies.

The redemption fee is not imposed on the following:

•	Shares acquired as a result of reinvestment of dividends or distributions

•	Shares purchased, exchanged, or redeemed by means of a preapproved Automatic Investment Plan or Systematic Withdrawal Plan arrangement

•	Shares redeemed or exchanged by omnibus accounts maintained by intermediaries that are unable or unwilling to process the redemption fee

•	Shares redeemed or exchanged through certain retirement plans that are unable or unwilling to process the redemption fee

•	Shares redeemed following the death of a shareholder

•	Shares redeemed on the initiation of the Fund (e.g., for failure to meet account minimums)

•	Share redemptions or exchanges of $25,000 or less

•	Shares transferred from one class to another class of the same Fund

•	Shares redeemed as a result of any changes in account registration

•

Shares redeemed or exchanged through employer-sponsored retirement plans, attributable to the following: (i) participant withdrawals due to mandatory distributions, rollovers, and financial hardships; (ii) a participant leaving their job; (iii) shares sold by the plan administrator to repay a plan loan; (iv) shares acquired or sold for a participant’s account in connection with an automatic rebalancing of the participant’s account; (v) plan sponsor directed or initiated actions, (vi) shares transferred to the record name of a successor service provider to a plan; or (vii) redemptions for the purpose of returning excess contributions to the employer

•	Shares redeemed in connection with mandatory IRA account distributions or for the purpose of return of excess contribution to IRA accounts

•

Shares redeemed pursuant to an automatic non-discretionary rebalancing program, wrap-fee, or similar type of account or program maintained by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Fund, the distributor, or its affiliates

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The Fund may also waive the imposition of redemption fees in their discretion when it is deemed appropriate.

If you qualify for a redemption fee waiver, you must notify your Service Organization or the transfer agent at the time of purchase. It shall be the responsibility of the shareholder or applicable intermediary to request a waiver and to provide sufficient evidence to the Fund or their agent that the requested waiver is warranted.

The Fund’s Board of Trustees has also approved methods for the fair valuation of securities held in the Fund’s portfolio in an effort to deter market timing activities. Please see “How the Price of Your Shares Is Determined — How is the value of securities held by the Fund determined?” for more information.

In addition, the Fund’s Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of certain thresholds in order to monitor trading activity. If Domini suspects a pattern of market timing, we may reject the transaction, close the account, and/or suspend or terminate the broker if possible to prevent any future activity. The Fund does not knowingly accommodate excessive trading and market timing activities.

In certain circumstances, a financial intermediary, such as a broker, adviser, retirement plan, or third party administrator, will hold Fund shares on behalf of multiple beneficial owners in an omnibus account. The Fund does not know the identity of shareholders who hold shares through an omnibus account and must rely on the systems of the financial intermediary for that information. Consequently, the Fund’s ability to monitor trading or detect market timing in omnibus accounts may be limited. The Fund’s distributor, in accordance with applicable law, enters into agreements with financial intermediaries that require the intermediaries to provide certain information to the Fund to help identify excessive trading activity and to restrict or prohibit future purchases or exchanges of Fund shares by shareholders identified as having violated the Fund’s policies.

Financial intermediaries may apply purchase and exchange limitations that are different from the limitations imposed by the Fund. If you purchase, exchange, or sell Fund shares through a financial intermediary, you should check with your intermediary to determine what purchase and exchange limitations are applicable to your transactions.

Certain financial intermediaries are unable or unwilling to charge the Fund’s redemption fee as described above or may charge a different redemption fee. Some financial intermediaries will not apply one or more of the exemptions listed above or may exempt transactions not listed above in determining whether to charge a redemption fee. The Fund may determine not to charge a redemption fee on transactions implemented through a financial intermediary’s account. There are no assurances that financial intermediaries will properly assess the Fund’s redemption fee even in circumstances where they agree to do so. If you purchase, exchange, or sell Fund shares through a financial intermediary, you should check with your intermediary to determine which of your transactions will be subject to a redemption fee.

Because the Fund may not be able to detect all instances of market timing, there is no guarantee that the Fund will be able to identify, deter, or eliminate all market timing or excessive trading of Fund shares.

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HOW THE PRICE OF YOUR SHARES IS DETERMINED

The price of your shares is based on the net asset value of the applicable class of shares of the Fund that you hold. The net asset value (or NAV) of each class of shares of the Fund is determined as of the scheduled close of regular trading on the NYSE, normally 4 p.m., Eastern Time, on each day the Exchange is open for trading. If the NYSE closes at another time, the Fund will determine the NAV of each class of shares of the Fund as of the scheduled closing time.

This calculation is made by deducting the amount of the liabilities (debts) of the applicable class of shares of the Fund, from the value of its assets, and dividing the difference by the number of outstanding shares of the applicable class of the Fund.

Net Asset Value (NAV) =	Total Assets – Total Liabilities
Number of Shares Outstanding

To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

How can I find out the NAV of my shares?

You may obtain the NAV for your shares 24 hours a day online at www.domini.com/funddocuments or by telephoning 1-800-582-6757 from a touch-tone phone to access our automated telephone system or speak with a Shareholder Services representative. You will also receive this information on your periodic account statements.

How do you determine what price I will get when I buy shares?

Investments will be processed at the next share price calculated after an order is received in good order by the Fund or its designated agent. Please note that purchase requests received after the share price has been calculated for any Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.

For current shareholders who place ACH transactions online or through the automated telephone account access system, please note that your ACH transaction will be considered in good order on the date the payment for shares is received by the Fund. This may take at least 2 business days.

The Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

How do you determine what price I will get when I sell shares?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Fund or its designated agent in good order. (See “What Is ‘Good Order’?” above for more information.) Please note that redemption requests received after the share price has been calculated for any Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.

The Fund may pay redemption proceeds by check or, if your account is eligible and you have completed the appropriate box on the Account Application or submitted other written instructions, by bank wire or electronic funds transfer via ACH. The appropriate Fund will normally pay redemption proceeds from the sale of shares on the next day the NYSE is open for trading, but in any event within 7 days, regardless of the method the Fund uses to make such payment. If you purchased the shares you are selling by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 10 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines that an emergency or other circumstances exist that make it impracticable for the Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. The Fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If the Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. A Fund may redeem in kind

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at a shareholder’s request or if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders.

During periods of deteriorating or stressed market conditions, when an increased portion of the Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Sales of shares made less than 30 days after settlement of a purchase or acquisition through exchange will be subject to an early redemption fee, with certain exceptions. (See “Additional Information on Selling Shares — Market Timing and Redemption Fee” above for more information.)

Access to the automated telephone system and online processing may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or other reasons.

How is the value of securities held by the Fund determined?

Equity securities and other instruments held by the Fund that are listed or traded on national securities exchanges are generally valued at the last sale price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Securities listed on the NASDAQ National Market System are generally valued using the NASDAQ Official Closing Price. Bonds and other fixed income securities held by the Fund generally are valued on the basis of valuations furnished by independent pricing services, use of which has been approved for the Fund, as applicable by the Board of Trustees. When a market price is not available, or when the adviser has reason to believe that the price does not represent market realities, the adviser will value securities instead by using methods approved by the Fund’s Board of Trustees. When the Fund uses fair value pricing, the Fund’s value for a security may be different from quoted market values or what the Fund would receive upon the sale of such security.

Because the Fund invests primarily in the stocks of large-cap U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Fund would use fair value pricing — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. . Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. Eastern Time on each day that the NYSE is open for trading except under the circumstances described herein. Most non-U.S. markets close before 4 p.m. Eastern Time. If the adviser determines that developments between the close of the non-U.S. market and 4 p.m. Eastern Time will, in its judgment, materially affect the value of some or all of the Fund’s securities, it will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. Eastern Time. In deciding whether to make these adjustments, the adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fair value for a foreign security reported on by such service with a confidence level approved by the Board, shall be the value provided by such service. However, the Fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

FUND STATEMENTS AND REPORTS

E-Delivery

To keep the Fund’s costs as low as possible, and to conserve paper, paperless e-delivery of statements, trade confirmations, prospectuses, shareholder reports, and other materials for each of your Fund accounts is available. To sign up for e-delivery, you must first establish online account access. Visit www.domini.com to register for Account Access and select E-delivery for each document that you would like to receive e-delivery notifications. You will receive a notice by email when each new document is available. Then you may log on at your convenience to view, print, or save your document. There is no charge to establish e-delivery and you may view, cancel, or change your e-delivery profile at any time.

By electing e-delivery of Fund documents, you are authorizing Domini to discontinue hard copy mailings of that type of document.

An annual paper document delivery fee of $15 is deducted from each direct Domini Fund account that has a balance below $10,000. See “Paper Document Delivery Fee” for more information. This Paper Document Delivery Fee will not be charged so long as your electronic delivery election remains in effect. At its discretion, Domini reserves the right to waive or modify such Fee at any time.

Householding

To keep the Fund’s costs as low as possible, and to conserve paper, where practical we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, notify our Shareholder Services department at 1-800-582-6757.

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Trade Confirmations

Confirmation statements setting forth the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares (except for Automatic Investment Plan purchases, dividend reinvestments, and Systematic Withdrawal Plan redemptions). Confirmation statements are not sent for reinvested dividends or for purchases made through automatic investment plans. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757. You may choose to view trade confirmations online rather than receiving a hard copy by signing up for e-delivery. Visit www.domini.com to register for Account Access and select E-delivery for each document that you would like to receive e-delivery notifications.

Account Statements

Account statements set forth all account activity including the trade date and the amount of each account transaction during the covered period. Account statements are mailed quarterly or monthly (Institutional shares only). Always verify your transactions by reviewing your account statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757. You may choose to view account statements online rather than receiving a hard copy by signing up for e-delivery. Visit www.domini.com to register for Account Access and select E-delivery for each document that you would like to receive e-delivery notifications.

Fund Financial Reports

The Fund’s Annual Report is mailed in September, and the Fund’s Semi-Annual Report is mailed in March. These reports include information about the Fund’s performance, as well as a complete listing of that Fund’s holdings. You may choose to view these reports online rather than receiving a hard copy by signing up for e-delivery. Visit www.domini.com to register for Account Access and select E-delivery for each document that you would like to receive e-delivery notifications.

Tax Statements

Each year we will send you a statement for the previous year that reflects all dividend and capital gains distributions, proceeds from the sale of shares in nonretirement accounts, and distributions from IRAs or other retirement accounts as required by the IRS. Tax statements are generally mailed in January or February as permitted by law. Statements regarding annual IRA contributions are generally mailed in May.

DIVIDENDS AND CAPITAL GAINS

The Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid by the Fund quarterly (usually in March, June, September, and December). You may elect to receive dividends either by check or in additional shares of a Domini Fund. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares of the designated Domini Fund. In either case, dividends are normally taxable to you in the manner described below.

Any check in payment of dividends or other distributions that cannot be delivered by the post office or that remains uncashed for a period of more than one year may be reinvested in your account.

TAXES

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

Taxability of Dividends

Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes. If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the dividends you receive from the Fund, whether you take the dividends in cash or reinvest them in additional shares. Noncorporate shareholders will be taxed at reduced rates on distributions reported by the Fund as “qualified dividend income,” provided the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Dividends reported by the Fund as capital gain dividends are taxable as long-term capital gains, which for noncorporate shareholders are also subject to tax at reduced rates. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

Buying a Dividend

Dividends paid by the Fund will reduce that Fund’s net asset value per share. As a result, if you buy shares just before the Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

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Taxability of Transactions

Any time you sell or exchange shares held in a nonretirement account, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. An exchange between classes of shares of the same Fund is normally not taxable. You are responsible for any tax liabilities generated by your transactions. Distributions out of a retirement account may have tax consequences.

IMPORTANT: By law, you must certify that the Social Security or taxpayer identification number you provide to the Fund is correct and that you are not otherwise subject to backup withholding for failing to report income to the IRS. The Fund may be required to apply backup withholding to certain distributions and proceeds payable to you if you fail to provide this information or otherwise violate IRS requirements. The backup withholding rate is currently 24%.

RIGHTS RESERVED BY THE FUND

The Fund and its agents reserve the following rights:

•	To waive or change investment minimums

•	To waive or change the Paper Document Delivery Fee

•	To refuse any purchase or exchange order

•	To stop selling shares at any time

•	To change, revoke, or suspend the exchange privilege

•	To suspend telephone transactions

•

To reject any purchase or exchange order (including, but not limited to, orders that involve, in the Adviser’s opinion, excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder

•	To change or implement additional policies designed to prevent excessive trading

•	To adopt policies requiring redemption of shares in certain circumstances

•

To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is a reason to believe a fraudulent transaction may occur

•	To otherwise modify the conditions of purchase and any services at any time

•	To act on instructions believed to be genuine and waive submission of a medallion signature guarantee in certain circumstances.

•

To redeem shareholder accounts: with incomplete account qualifications, documentation, or payment; with a small account balance; or transfer your shares to the appropriate state after a period of inactivity, as determined by state law, or upon notice of undeliverable address. For additional information and conditions please see the Statement of Additional Information under “Account Closings.”

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of a Fund.

®, Domini Impact Investments®, Domini®, Investing for Good®, and The Way You Invest Matters® are registered service marks of Domini. Domini Impact Equity FundSM is a service mark of Domini Impact Investments LLC (“Domini”). The Domini Impact Investment Standards is copyright © 2006-2016 by Domini Impact Investments LLC. All rights reserved.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements which have been audited by [                    ], whose reports, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

[to be added by amendment]

DOMINI IMPACT EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

DOMINI IMPACT EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

DOMINI IMPACT EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

DOMINI IMPACT EQUITY FUND — CLASS R SHARES

FINANCIAL HIGHLIGHTS

INTERMEDIARY-DEFINED SALES CHARGE WAIVER POLICIES

Morgan Stanley Wealth Management. Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”). Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s `prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement account due to the shareholder reaching age 70 1⁄2 as described in the fund’s prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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FOR ADDITIONAL INFORMATION

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year, as well as a complete listing of the Fund’s holdings. They are available by mail from Domini Impact Investments, or online at www.domini.com/funddocuments.

Statement of Additional Information

The Fund’s Statement of Additional Information contains more detailed information about the Fund and its management and operations. The Statement of Additional Information and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, are incorporated by reference into this prospectus and are legally part of it. They are available by mail from Domini Impact Investments, or online at www.domini.com/funddocuments.

Proxy Voting and Social and Environmental Standards

Visit www.domini.com/domini-funds/proxy-voting for more complete information about Domini Impact Investments’ proxy voting policies and procedures, to view the Domini Fund’s current proxy voting decisions. Visit www.domini.com/responsible-investing, to learn more about the firm’s shareholder activism program, and for more information about the social and environmental standards Domini uses to evaluate Fund holdings.

Contact Domini

To make inquiries about the Fund or obtain copies of any of the above free of charge, call 1-800-582-6757 (Investor, Institutional, and Class R shares) or 1-800-498-1351 (Class A shares) or write to this address:

Domini Funds

P.O. Box 9785

Providence, RI 02940-9785

Website: To learn more about the Fund or about impact investing, or to establish online account access, visit us online at www.domini.com.

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) is available on the EDGAR database on the SEC’s website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520. You may also visit the SEC’s Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-551-8090.

File No. 811-5823

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Domini Funds

P.O. Box 9785 | Providence, RI 02940

1-800-582-6757 | www.domini.com | @DominiFunds

Presorted Standard U.S.Postage PAID Lancaster, PA Permit No. 1793

Domini Impact Equity FundSM
Investor Shares: CUSIP 257132100 | DSEFX
Class A Shares: CUSIP 257132860 | DSEPX
Institutional Shares: CUSIP 257132852 | DIEQX
Class R Shares: CUSIP 257132308 | DSFRX

STATEMENT OF ADDITIONAL INFORMATION

[INSERT DATE], 2018

DOMINI IMPACT EQUITY FUNDSM

INVESTOR SHARES (DSEFX), CLASS A SHARES (DSEPX),

CLASS R SHARES (DSFRX) AND INSTITUTIONAL SHARES (DIEQX)

(the “Fund”)

This Statement of Additional Information (“SAI”) sets forth information that may be of interest to investors but that is not necessarily included in the Domini Impact Equity Fund’s Prospectus dated [INSERT DATE], 2018, as amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus. This SAI incorporates by reference the financial statements for the fiscal year ended July 31, 2018 included in the most recent Annual Report to Shareholders relating to the Fund and the financial statements for the fiscal period ended January 31, 2018 included in the most recent Semi-Annual Report to Shareholders relating to the Fund. An investor may obtain copies of the Fund’s Prospectuses, Annual Report to Shareholders and Semi-Annual Report to Shareholders without charge from Domini Impact Investments by calling 1-800-582-6757 or online at www.domini.com/funddocuments.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus. References in this Statement of Additional Information to the “Prospectus” are to the current Prospectus of the Fund, as amended or supplemented from time to time.

1. THE FUND

The Domini Impact Equity Fund (formerly the Domini Social Equity Fund) (the “Equity Fund” or the “Fund”) is a diversified, open-end management investment companies. The Fund is a series of shares of beneficial interest of Domini Investment Trust (the “Trust”), which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989, and commenced operations on June 3, 1991. Prior to November 30, 2016, the name of the Trust was the Domini Social Investment Trust. Prior to January 20, 2000, the name of the Trust was “Domini Social Equity Fund.” The Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value.

Information Concerning Reorganizations and Fund Structure

Prior to November 28, 2008, the Fund invested all of its respective assets in a corresponding series of the Domini Social Trust (the “Master Fund”) that invested directly in securities. This investment structure is referred to as a “master-feeder” structure. The Board of Trustees of the Trust approved the withdrawal of the Fund’s investment from the Master Fund and the direct investment in securities by the Fund. There was no change to the Fund’s portfolio of investments, advisory or portfolio management personnel, or any services provided to the Fund or its shareholders, and there was no change to the Fund’s management or subadvisory fees as a result of this change to the Fund’s investment structure.

Sponsor, Investment Adviser, and Subadviser

Domini Impact Investments LLC (formerly Domini Social Investments LLC) (“Domini” or the “Adviser”) is the Fund’s sponsor. Domini provides investment advisory and administrative services to the Fund. The Board of Trustees provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by DSIL Investment Services LLC, the Fund’s distributor (“DSILD” or the “Distributor”). An investor should obtain from Domini, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

SSGA Funds Management, Inc. (“SSGA FM” or the “Subadviser”) is the current investment subadviser of the Equity Fund. SSGA FM commenced subadvisory services for the Equity Fund on December 1, 2018. Wellington Management served as the Equity Fund’s subadviser from November 30, 2006 through November 30, 2018. Prior to November 30, 3006, SSGA FM subadvised the Fund under a passive index strategy.

Share Classes

The Equity Fund offers four classes of shares: Investor shares, Class A shares, Institutional shares, and Class R shares as of the date of this Statement of Additional Information.

The Investor and Class A shares have each adopted a Rule 12b-1 plan that allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Class A shares are also subject to a sales load and minimum investment amounts. Institutional shares are generally only available to endowments, foundations, family office clients, private trust, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and are subject to minimum investment amounts. Class R shares are generally available only to certain eligible retirement plans, including 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts. Class R shares are also available to omnibus accounts maintained by financial intermediaries, endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund’s distributor. Class R shares are not generally available to retail nonretirement accounts. Other investors may purchase Investor shares of the Fund.

2. INVESTMENT INFORMATION

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Equity Fund’s objective is to seek to provide its shareholders with long-term total return. Under normal circumstances, the Fund primarily invests in the equity securities of mid- and large-capitalization U.S. companies. Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities and related investments with similar economic characteristics. The Fund may also invest in companies organized or traded outside the U.S.

The investment objective of the Fund may be changed without the approval of the Fund’s shareholders, but not without written notice thereof to shareholders 30 days prior to implementing the change. If there is a change in the Fund’s investment objective, shareholders of that Fund should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. There can, of course, be no assurance that the investment objective of any Fund will be achieved.

The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the Prospectus or in this SAI.

INVESTMENT POLICIES

The following supplements the information concerning the Fund’s investment policies contained in the Prospectus and should only be read in conjunction therewith.

Common Stock

The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims that could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Preferred Stock

The Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed-income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index, or other formula. In the absence of credit deterioration, adjustable-rate preferred stocks tend to have less price volatility than fixed-rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features.

Warrants

The Fund may invest in warrants. Warrants are securities that permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Concentration

It is a fundamental policy of the Fund that it may not invest more than 25% of the total assets of the Fund in any one industry. If the Fund were to concentrate its investments in a single industry, the Fund would be more susceptible to any single economic, political, or regulatory occurrence than would be another investment company that was not so concentrated.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies generally considered to be small-cap issuers and medium-sized companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources, and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger, more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger-capitalization companies. In addition, transaction costs in smaller-capitalization stocks may be higher than those of larger-capitalization companies.

EXCHANGE-TRADED FUNDS. The Fund may purchase shares of exchange-traded funds (ETFs). Typically, the Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies, which are described below under the heading “Investment Company Securities.”

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of marketwide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Domini applies its social and environmental standards to an ETF when determining if the ETF is eligible for investment by the Fund.

EQUITY SWAPS AND RELATED TRANSACTIONS. The Fund may enter into equity swaps and may purchase or sell (i.e., write) equity caps, floors, and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities that it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually based principal amount from the party selling the equity cap. The purchase of an equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually based principal amount from the party selling the equity floor. A collar is a combination of a cap and a floor, which preserves a certain return within a predetermined range of values.

The Fund may enter into equity swaps, caps, floors, and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis, and an amount of cash and/or cash equivalents or other liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund’s custodian as described under “Use of Segregated and Other Special Accounts” below. If the Fund enters into an equity swap on other than a net basis, the Fund will segregated liquid assets in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap as described under “Use of Segregated and Other Special Accounts” below. The Fund will only enter into equity swap, cap, floor, or collar transactions with counterparties the Subadviser deems to be creditworthy. The Subadviser will monitor the creditworthiness of counterparties to its equity swap, cap, floor, and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Subadviser has determined that, as a result, the swap market is liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells caps, floors, and collars it will segregate cash and/or cash equivalents or other liquid high-grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors, or collars as described under “Use of Segregated and Other Special Accounts below. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Subadviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The Fund will segregate cash and/or cash equivalents or other liquid high-grade debt securities to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement. The Fund will comply with the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.

There is no limit on the amount of equity swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange-traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors, and collars without limitation, subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.

INDEXED SECURITIES. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

NONREGIONAL SECURITIES

To gain broader exposure to certain sectors or industries, the Fund may invest in securities of issuers based outside of the region in which the Fund primarily invests. See “Foreign Securities and Foreign Issuers” for a discussion of risks associated with these types of investments.

Investors should note that the Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission (“SEC”), the Commodity Futures Trading Commission (“CFTC”), and the federal income tax requirements applicable to regulated investment companies.

NATURAL DISASTERS

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the Fund invests to conduct their businesses, and thus on the investments made by the Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

GENERAL INVESTMENT TECHNIQUES AND POLICIES APPLYING TO THE FUND

AS SPECIFIED BELOW

Investment Company Securities

Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits generally require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided, however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other fees that the Fund bears directly in connection with its own operations. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures, and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible bonds are subject to the market risk of stocks, and, like other bonds, are also subject to interest rate risk, prepayment and extension risk, and the credit risk of their issuers. Convertible securities will at times be priced in the market like other fixed-income securities — that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise.

However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Convertible bonds tend to offer lower rates of interest than nonconvertible bonds because the stock conversion feature represents increased potential for capital gains. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock. Call provisions on convertible bonds may allow the issuer to repay the debt before it matures. This may hurt the Fund’s performance because it may have to reinvest the money repaid at a lower rate.

Borrowing

The Fund may borrow in certain limited circumstances. See “Investment Restrictions.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the strategy of the Adviser and Subadviser. Interest on any borrowings will be the Fund expense and will reduce the value of the Fund’s shares.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market. The absence of a trading market may make it difficult to establish a market value for illiquid securities. It may be difficult or impossible for the Fund to sell illiquid securities at the desired time and at an acceptable price.

Rule 144A Securities

The Fund may invest in certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company’s board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the Fund’s investment adviser, provided that the board retains sufficient oversight.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of that Fund’s assets invested in illiquid assets would increase. The Adviser and the Subadviser will monitor the Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Derivatives

Although it is not a principal strategy, the Fund may, but is not required to, use various investment strategies described below to hedge market risks (such as broad or specific market movements and currency exchange rates), or to seek to increase the Fund’s income or gain.

The Fund may purchase and sell single stock, currency, or stock index futures contracts and enter into currency transactions; purchase and sell (or write) exchange-listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indexes, and other financial instruments; enter into equity swaps and related transactions; and invest in indexed securities and other similar transactions that may be developed in the future to the extent that the Subadviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). The Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps, and options on currencies.

The Fund is operated by persons who have claimed an exclusion from registration as a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation as a commodity pool operator.

As a result, while the Fund continues to rely on this exemption, they will remain limited in their ability to trade instruments subject to the jurisdiction of the Commodity Futures Trading Commission (“CFTC”), including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the Fund may have to these instruments through investments in other funds. The Fund’s investment adviser may have to rely on representations from the Fund’s Subadviser about the amount (or maximum permitted amount) of investment exposure that the Fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, the Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

The use of certain Derivatives in certain circumstances will require that the Fund segregates cash or other liquid assets to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency. See “Use of Segregated and Other Special Accounts” below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See “Risk Factors Associated with Derivatives” below. The degree of the Fund’s use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). See “Effects of Certain Investments and Transactions” below.

Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), are changing many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the CFTC and the Securities and Exchange Commission (the “SEC”). The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. The extent and impact of these regulations are not yet fully known and may not be known for some time.

The Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The Fund’s ability to use derivatives may be limited by tax considerations.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and, to the extent the Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference between two or more currencies and operates similarly to an equity swap, which is described below under “Equity Swaps and Related Transactions.” The Fund may enter into currency transactions only with counterparties that the Subadviser deems to be creditworthy.

The Fund may enter into currency forward contracts when the Subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, the Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. No Fund will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings are exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund’s securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under “Risk Factors Associated with Derivatives.” If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

FUTURES CONTRACTS. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies; and (2) on domestic and foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (CFTC). Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on single stocks, stock indexes, or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within 30 days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

SINGLE STOCK FUTURES. Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange-traded funds, and American Depository Receipts, as well as narrow-based securities indexes, generally called security futures contracts or “SFCs.” As with other futures contracts, an SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20%) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for the Fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which the Fund may invest, where the Fund has a position in a SFC, the Fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

OPTIONS. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stock indexes, and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, the Fund may purchase put and call options and write “covered” put and call options on securities, indexes, currencies, and other financial instruments. The Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option, (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option, (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written, or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment when a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases, in purchasing a put option, the Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

The Fund may choose to exercise the options it holds, permit them to expire, or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities, or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency, or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, including options on securities, currencies, and financial instruments, generally settle for cash, although physical settlement may be required in some cases. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions, or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties, and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Subadviser deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies, and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes that may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective, and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies, and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) OPTIONS ON STOCKS AND STOCK INDEXES. The Fund may purchase put and call options and write covered put and call options on stocks and stock indexes listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the New York Stock Exchange (“NYSE”) Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index, and other standard broadly based stock market indexes. Options are also traded in certain industry or market segment indexes such as the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Subadviser expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

(b) OPTIONS ON CURRENCIES. The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

(c) OPTIONS ON FUTURES CONTRACTS. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), and any combination of futures, options, and currency transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Subadviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by Fund based on the Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

RISK FACTORS ASSOCIATED WITH DERIVATIVES

Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity, and, to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a regulated exchange or market facility and cleared through a regulated clearinghouse. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. The Fund will be required to trade many swaps through a broker who is a member of the clearinghouse. The broker may require the Fund to post margin to the broker as a down payment on the Fund’s obligations and may change the amount of margin required from time to time. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money. The clearinghouse will be the Fund’s counterparty for the derivatives trades. The Fund will take the risk that the counterparty defaults. The Fund also may be exposed to additional risks as a result of the new regulations. The extent and impact of the new regulations are not yet fully known and may not be for some time.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the

Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Because the amount of interest and/or principal payments that the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Consistent with SEC staff guidance, a borrowing transaction or financial instrument that involves the Fund’s obligation to make future payments to third parties will not be viewed as creating a senior security, as that term is defined in Section 18(g) of the 1940 Act, provided that the Fund “covers” its obligations as described below. Those instruments can include, among others, (i) forward commitments, to be announced (TBA) securities, and securities purchased or sold when-issued or delayed delivery, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) securities sold short, (vii) dollar rolls, (viii) reverse repurchase agreements, (ix) or other assets set forth in the Fund’s Statement of Additional Information as subject to segregation. In general either the full amount of any obligation by the Fund to pay or deliver such securities or assets must be covered at all times by the securities, instruments, or currency required to be delivered, or subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the Fund’s Custodian or subcustodian.

The Fund will consider its obligations with respect to assets subject to segregation as “covered” when the Fund (1) maintains an offsetting financial position, (2) segregates liquid assets (such as cash, U.S. government securities or other high grade debt obligations) equal (as determined on a daily mark-to-market basis) to the Fund’s economic exposure under the instrument in accordance with Securities and Exchange Commission Release No. IC-10666, or (3) otherwise “covers” the transaction in accordance with SEC staff guidance.

Segregated assets may be physically segregated or segregated through appropriate notation on the books of the Fund or the Fund Custodian or subcustodian in accordance with procedures approved by the Board of Trustees. Segregated assets may not be sold or transferred by the Fund unless equivalent liquid assets are substituted in their place or it is no longer necessary to segregate them. The value of segregated assets should be marked to market daily and additional liquid assets will be segregated whenever the value of the Fund’s segregated assets falls below the amount required to be maintained by SEC staff guidance. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in applicable instruments.

The Fund’s Asset Segregation policies may require the Fund to sell a portfolio security or exit a transaction, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. The Fund’s ability to use instruments triggering segregation may under some circumstances depend on the nature of the instrument and the amount of assets that the Fund is required to segregate to comply with SEC staff guidance. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied.

Consistent with SEC staff positions, a call option on securities written by the Fund, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid assets equal to the exercise price. A currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold and segregate the amount of that currency, liquid assets denominated in that currency, or other liquid assets equal to the Fund’s obligations in respect of that contract.

OTC options entered into by the Fund, including those on securities, currency, financial instruments, or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the Fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated subcustodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors, and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by the Fund to a broker-dealer or other financial institution, with an agreement by the Fund to repurchase the securities at an agreed-upon price, date, and interest payment, and are considered borrowings by the Fund and are subject to any borrowing limitations set forth under “Investment Restrictions” in this Statement of Additional Information. The Fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the Fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of the Fund’s assets. If the Fund enters into a reverse repurchase agreement, the Fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. The Fund will segregate such assets subject to the repurchase agreement. The Fund cannot use these segregated assets to meet its current obligations. The Fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements are considered to be a form of borrowing. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Repurchase Agreements

The Fund may invest in repurchase agreements that are fully collateralized by securities in which the Fund may otherwise invest. A repurchase agreement involves the purchase of a security that must later be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the NYSE or a subsidiary thereof) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay, although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

Non-U.S. Investments

The Fund may invest in securities of foreign issuers. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any Fund’s investments, the effect may be to reduce the income received by the Fund on such investments.

The Equity Fund also may hold securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”). Generally, ADRs in registered form are designed for use in U.S. securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. For purposes of the Fund’s investment policies, investments in ADRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Equity Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) that may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Loans of Securities

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, the Fund may make loans of its securities to brokers, dealers, or other financial institutions, provided that (a) the loan is secured continuously by collateral, consisting of securities, cash, or cash equivalents, which is marked to market daily to ensure that each loan is fully collateralized, at all times, (b) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days, (c) the Fund will receive any interest or dividends paid on the securities loaned, and (d) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the e Fund.

The Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

In connection with lending securities, the Fund may pay reasonable finders, administrative, and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund, Domini, or the Subadviser.

Options on Securities and Indexes

The Fund may enter into such options transactions for the purpose of hedging against possible increases in the value of securities that are expected to be purchased by the respective Fund or possible declines in the value of securities that are expected to be sold by that Fund. The Fund may also enter into options transactions as described above.

The purchase of an option on a security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a nonrefundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Fund would establish an option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and that Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Fund’s ability effectively to hedge its portfolio.

Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments, and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Transactions by the Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Domini or a Subadviser. An exchange, board of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Short Sales

Short sales of securities are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Although they have no current intention to do so, the Fund may enter into a short sale if it is “against the box.” If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that the Fund will lose the benefit of any such appreciation. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

Cash Reserves

The Fund may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements, provided that the issuer satisfies certain social criteria. Some of the investments will be with community development banks and financial institutions and may not be insured by the FDIC. The Fund does not currently intend to invest in direct obligations of the United States government. Short-term debt instruments purchased by the Fund will be rated at least P-1 by Moody’s, A-1+ or A-1 by S&P, or F1+ or F1 by Fitch, or if not rated, determined to be of comparable quality by the Board of Trustees. The Equity Fund’s policy is to hold its assets in such securities in order to meet anticipated redemption requests.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The below sets forth the Fund’s portfolio turnover rates for the last two fiscal years. A rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once over the course of a year. High portfolio turnover rate may affect the amount, timing and character of distributions. Higher portfolio turnover also results in higher transaction costs. Portfolio turnover rate may vary greatly from year to year as well as within a particular year.

Fund	Portfolio Turnover Rate (FYE 7/31/2018)	Portfolio Turnover Rate (FYE 7/31/2017)	Portfolio Turnover Rate (FYE 7/31/2016)
Equity Fund	[ ]	85%	91%

PROXY VOTING POLICIES

The Fund has adopted proxy voting policies and procedures that seek to ensure that all proxies for securities held by that Fund are cast in the best interests of the Fund’s shareholders. Because the Fund has a fiduciary duty to vote all shares in the best interests of its shareholders, the Fund votes proxies after considering its shareholders’ financial interests and social objectives. The proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. In most instances, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where votes may vary from predetermined policies. Certain procedures have been adopted to ensure that conflicts of interest in such circumstances are identified and appropriately addressed. The Board of Trustees has delegated the responsibility to vote proxies for the Fund to Domini. More details about the Fund’s proxy voting guidelines and Domini’s proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting Policies and Procedures in Appendix A.

All proxy votes cast for the Fund are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Fund’s during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com/funddocuments, and on the EDGAR database on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Fund has implemented portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies and procedures have been approved by the Board of Trustees of the Fund and are subject to periodic review by the Board of Trustees.

Disclosure of the Fund’s holdings is required to be made within 60 days of the end of each fiscal semi-annual period (each July 31 and January 31) in the Annual Report and the Semi-Annual Report to Fund shareholders within 60 days of the end of each fiscal semi-annual period and as of the end of its first and third fiscal quarters (each October 31 and April 30) in publicly available filings of Form N-Q with the SEC within 60 days of the end of the fiscal quarter.

To obtain copies of Annual and Semi-Annual Reports, free of charge, call 1-800-582-6757. The Annual Report, Semi-Annual Report, and N-Q is available online at www.domini.com/funddocuments and on the EDGAR database on the SEC’s website at www.sec.gov.

Domini’s website (www.domini.com/funddocuments) identifies the Fund’s largest ten portfolio holdings or issuers that together constitute the largest portion of the Fund’s assets, as of the last calendar day of each month with a 15-day delay. The top-ten holdings information is publicly available to all categories of persons. Top-ten holdings information may also be provided in Fund fact sheets and similar advertisements provided to retail and institutional investors updated as of the last day of the most recent calendar quarter, with a 15-day delay or as of some other interim period that shall be updated no more frequently than as of the last calendar day each month, with a 15-day lag.

In addition, Domini’s website (www.domini.com/funddocuments) contains information about the Fund’s portfolio holdings, including, as applicable, the security description, the security identification number, par value, interest rate, maturity date, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31). This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. All information described in this paragraph is publicly available to all categories of persons.

During the first calendar quarter of the Fund’s operations and for 30 days thereafter, Domini’s website (www.domini.com/funddocuments) may also contain portfolio holdings information with respect to the Fund as of 5 business days after the commencement of operations of the Fund, or any later date in such calendar quarter with a lag, in each case, of at least 7 business days. Such information is limited to descriptions of the securities held by the Fund and the identification numbers and/or ticker symbols for such securities. All information described in this paragraph is publicly available to all categories of persons.

From time to time rating and ranking organizations, such as Standard and Poor’s, may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least 30 days, or, during the Fund’s first calendar quarter of operations, as of 5 business days after the commencement of operations of the Fund, or any later date during such calendar quarter with a lag of at least 7 business days, as described above.

In addition, the Fund’s Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of the Fund’s portfolio holdings information at differing times and with different lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, (3) the recipient will not provide access to third parties to this information, and (4) the recipient will receive this information no earlier than 7 business days after the end of the calendar quarter (or, during the Fund’s first calendar quarter of operations, the recipient will receive this information as of 5 business days after the commencement of operations of the Fund, or a later date in such calendar quarter with at least, in each case, a lag of 7 business days). In approving a request for an exception, the Chief Compliance Officer will consider a recipient’s need for the relevant holdings information, whether the disclosure will be in the best interest of the Fund and its shareholders, and whether conflicts of interest from such disclosures are appropriately resolved. [As of December 1,

2018, the Fund has obtained confidentiality agreements and has arrangements to provide additional disclosure of portfolio holdings information to the following rating and ranking organizations and pension plan consultants: Bidart and Ross, Cambridge Associates, Jeffrey Slocum & Associates, Inc., Marquette Associates, Mercer Investment Consulting, New England Pension Consultants, Standard and Poor’s, RV Kuhns & Associates, Inc.] The Board of Trustees receives periodic reports regarding entities that receive disclosure regarding the Fund’s portfolio holdings as described in this paragraph.

In addition, the service providers of the Fund, such as the subadviser, custodian, administrator, securities lending agent, transfer agent, pricing vendors, proxy voting vendors, financial printers, counsel, and independent registered public accounting firm, may receive daily portfolio holdings information in connection with their services to the Fund, as applicable. [As of December 1, 2018, the following Fund service providers may receive daily portfolio holdings information in connection with their services to the Fund: Domini Impact Investments LLC, , SSGA FM, MarkIt North America, Inc., DSIL Investment Services LLC, State Street Bank and Trust Company, BNY Mellon Asset Servicing, and Morgan, Lewis & Bockius LLP. ]

A Subadviser may also provide information regarding the Fund’s portfolio holdings to certain of its service providers in connection with the services provided to the Adviser or Subadviser by such service providers (such as analytical services, proxy voting services, portfolio management and operational systems, or clearing functions). When purchasing and selling its portfolio securities through broker-dealers requesting bids on securities, or obtaining price quotations on securities, the Adviser, the Fund or their Subadviser may disclose portfolio holdings to the party effecting the transaction or providing the information.

From time to time, Domini or the Fund may disclose information on portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

In no event shall Domini, Domini’s affiliates or employees, any Subadviser, any Subadviser’s affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

The Fund has adopted the following policies, which may not be changed without approval by holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding “voting securities” of the Fund, present at a meeting, if the holders of more than 50% of the outstanding “voting securities” of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding “voting securities” of the Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act except that the Fund shareholder will have one vote for each dollar of net asset value.

The Fund may not do the following:

(1) Borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

(2) Make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

(3) Purchase or sell real estate or interests in oil, gas, or mineral leases in the ordinary course of business. (The Fund reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Fund, as applicable.)

(4) Purchase or sell commodities or commodities contracts in the ordinary course of business. (The foregoing shall not preclude the Fund from purchasing or selling futures contracts or options thereon.)

(5) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the 1933 Act, in selling a security.

(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

In addition, the EQUITY FUND may not do the following:

(7) Invest more than 25% of its assets in any one industry except that (a) all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act and (b) if an investment objective or strategy of the Fund is to match the performance of an index and the stocks in a single industry compose more than 25% of such index, the Fund may invest more than 25% of its assets in that industry.1

In addition, as a matter of fundamental policy, the Equity Fund will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more investment companies that apply social criteria in selecting securities and instruments, (c) cash, and (d) any combination of the foregoing.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

1 The Equity Fund does not currently have an investment objective or an investment strategy to match the performance of an index.

Nonfundamental Restrictions

The following policies are not fundamental and may be changed by the Fund by that Fund without approval of the Fund’s shareholders. The Fund will comply with the state securities laws and regulations of all states in which it is registered.

The Fund will not, as a matter of operating policy, do the following:

(1) As to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by (a) the United States, (b) any state or political subdivision thereof, (c) any political subdivision of any such state, or (d) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract, and (ii) the Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

(2) As to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund, provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) the Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

The EQUITY FUND will not as a matter of operating policy invest more than 15% of its net assets in illiquid securities, except that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.

The EQUITY FUND will not as a matter of operating policy purchase puts, calls, straddles, spreads, and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Equity Fund’s total assets at the time of such purchase.

The EQUITY FUND has a nonfundamental policy to invest, under normal circumstances and as a matter of operating policy, at least 80% of its assets in equity securities and related investments with similar economic characteristics. Shareholders in the Equity Fund will be provided with at least 60 days’ prior notice of any change in the nonfundamental policy set forth in this paragraph.

The Fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.

Percentage and Rating Restrictions

If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a subsequent change in circumstances will not be considered a violation of policy, provided that if at any time the ratio of borrowings of the Fund to the net asset value of that Fund, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Fund, as the case may be, will take the corrective action required by Section 18(f).

Cybersecurity Issues

With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund’s service providers regularly experience such attempts, and expect they will continue to do so. The Fund is unable to predict how any such attempt, if successful, may affect the Fund and its shareholders. While the Fund’s adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as State Street Bank and Trust Company, the Fund’s custodian, and BNY Mellon Asset Servicing, the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at the adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

3.	DETERMINATION OF NET ASSET VALUE; VALUATION OF PORTFOLIO SECURITIES; ADDITIONAL PURCHASE, SALE, AND ACCOUNT CLOSING INFORMATION

The net asset value of each share of each class of the Fund is determined each day on which the NYSE is open for trading (“Fund Business Day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday, except in an emergency and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This determination of net asset value of shares of each class of the Fund is made once during each such day as of the close of regular trading of the NYSE by dividing the value of the net assets of the applicable class

(i.e., for a class of the Fund, the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order deemed to be in good order. See “Shareholder Manual” in the Prospectus.

Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Fund’s Adviser or Subadviser, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Bonds and other fixed-income securities are valued on the basis of valuations furnished by independent pricing services, use of which has been approved for the Fund, as applicable, by the Board of Trustees. In making such valuations, the pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.

All other securities and other assets of the Fund for which market quotations are determined to be not readily available will be valued using fair value procedures established by and under the supervision of the Board of Trustees. The frequency with which the Fund’s investments will be valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund, as applicable, invests pursuant to its investment objective, strategies, and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or that has been delisted from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by extreme market conditions; (vii) a security affected by currency controls or restrictions; and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s, as applicable, net asset value is computed and that may materially affect the value of the Fund’s, as applicable, investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount that the Fund, as applicable, would expect to receive upon its current sale. Some, but not necessarily all, of the general factors that may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces that influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors that may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price, and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices or what the Fund would receive upon the sale of such security. In addition, fair value pricing could have the benefit of reducing potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s investments and the reflection of that change in the Fund’s net asset value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 pm Eastern Time except under the circumstances described below. Most non-U.S. markets close before 4 pm Eastern Time. If the Fund determines that developments between the close of the non-U.S. market and 4 pm Eastern Time will, in its judgment, materially affect the value of some or all of the Fund’s securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 pm Eastern Time. In deciding whether to make these adjustments, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fair value for a foreign security reported on by such service with a confidence level approved by the Board, shall be the value provided by such service. However, the Fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Investor shares, Class A shares, Institutional shares, and Class R shares may be purchased directly from the Distributor or through Service Organizations (see “Transfer Agent, Custodian, and Service Organizations” below) by clients of those Service Organizations. If an investor purchases such shares through a Service Organization, the Service Organization must promptly transmit such order to the appropriate Fund so that the order receives the net asset value next determined following receipt of the order. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Investors making purchases through a Service Organization should be aware that it is the responsibility of the Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. Your shares could be sold and your account could be closed if: your identity cannot be verified or you fail to provide a valid SSN or TIN; the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; shares purchased are not paid for when due; your account does not meet the qualifications for ownership for the particular class of shares held in your account; maintenance of your account jeopardizes the tax status or qualifications of the Fund; your account balance falls to $1,500 or less and you fail to bring the account above the $1,500 within thirty (30) days of notification; there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or closing the account is determined to be in the best interest of the Fund.

Limitation of Redemptions In-Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “How the Price of Your Shares Is Determined” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Additional Information Regarding Class A Sales Charges

Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares an investor purchases. The Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which the Distributor pays the uniform reallowances shown in the following table.

AMOUNT OF INVESTMENT IN CLASS A SHARES	CLASS A SALES CHARGE AS % OF OFFERINGPRICE	CLASS A SALES CHARGE AS % OF INVESTMENT	BROKER-DEALER COMMISSION AS % OF OFFERINGPRICE
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1 million	1.00%	1.01%	0.80%
$1 million and over	None*	None*	None*

*

Investors pay no initial sales charge when they invest $1 million or more in Class A shares of the Fund, as applicable. However, investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the Class A shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

Additional Information Regarding Purchases for Class A Shares and Service Organizations

Investors may purchase Class A shares from a broker-dealer, financial intermediary, or financial institution (each called a “Service Organization”) that has entered into an agreement with the Distributor concerning the Fund. The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Please see the prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary. In addition, certain investors, including qualified retirement plans that are customers of certain Service Organizations, may be eligible to purchase shares directly from the Fund. Except in certain circumstances, shares purchased will be held in the investor’s account with its Service Organization. Service Organizations may charge their customers an annual account maintenance fee and transaction charges in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the Fund are not subject to such maintenance fees or transaction charges.

Service Organizations may receive up to 4.00% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of shares of the Fund made at one time by a “single purchase,” which includes an individual and may, under the right of accumulation, include a group’s investments lumped together for sales charge purposes, making the investor potentially eligible for reduced sales charges.

Initial sales charges may be waived for certain types of investors, including:

-

Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Fund, the distributor, or its affiliates.

-

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Fund, the distributor, or its affiliates.

If you qualify for a waiver of the initial sales charge, you must notify your Service Organization or the transfer agent at the time of purchase.

Investors in shares of the Fund may open an account by making an initial investment of at least $2,500 for each account ($1,500 for IRAs and Automatic Investment Plans) ($1,500 for UGMA/UTMA Accounts and Coverdell Education Savings Accounts). Investors may purchase shares of the Fund through the Automatic Investment Plan on a monthly, quarterly, semi-annual, or annual basis. Subsequent investments must be at least (i) $50 for accounts using our Automatic Investment Plan or (ii) $100 for all other accounts.

The Fund reserves the right to waive or change investment minimums, to decline any order to purchase its shares, and to suspend the offering of shares from time to time. To utilize any sales charge reduction, an investor must complete the appropriate section of the investor’s application or contact the investor’s Service Organization. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Service Organization.

Purchase orders received by the Fund or its agent prior to the close of regular trading on the NYSE, in good order, on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”).

An order to purchase, exchange or sell shares of the Fund will be processed at the next share price calculated after the order is received in good order by the Fund or its designated agent. Purchase requests received after the share price has been calculated for the Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.

From time to time, the Distributor or Domini, at its expense, may provide additional commissions, compensation, or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of Class A shares of the Fund. Such concessions provided by the Distributor or Domini may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events. From time to time, the Distributor or Domini may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Right of Accumulation for Class A Shares

The right of accumulation lets an investor add the value of certain Domini Fund shares that the investor already owns to the amount of the investor’s next investment for the purpose of calculating the Class A shares sales charge. The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the Fund. An aggregate investment includes all Investor shares and Class A shares of the Fund plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to Class A share purchases under a Letter of Intent as described below. A family group may be treated as a single purchaser under the right of accumulation privilege. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts created by these family members. An investor must notify the investor’s Service Organization at the time an order is placed for a purchase that would qualify for the reduced Class A shares sales charge on the basis of previous purchases. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Service Organization. Similar notification must be given in writing when such an order is placed by mail. The reduced Class A shares sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the Distributor or the investor’s Service Organization confirm the investor’s representations concerning his holdings.

Letter of Intent for Class A Shares

A letter of intent lets an investor purchase Class A shares of the Fund, as applicable, over a 13-month period and receive the same sales charge as if all shares had been purchased at once. An investor may use a letter of intent to qualify for reduced sales charges if the investor plans to invest at least $50,000 in certain Domini Fund shares during the next 13 months. The calculation of this amount would include the investor’s current holdings of all Class A and Investor shares of the Fund, as well as any reinvestment of dividends and capital gains distributions. When an investor signs this letter, the Fund agrees to charge the investor the reduced sales charges listed above. Completing a letter of intent does not obligate the investor to purchase additional shares. However, if the investor does not achieve the stated investment goal within the 13-month period, the investor is required to pay the difference between the Class A shares sales charges otherwise applicable and sales charges actually paid, which may be deducted from the investor’s investment. The term of the letter of intent will commence upon the date the letter of intent is signed, or at the option of the investor, up to 30 days before such date. An investor must contact the investor’s Service Organization or call 1-800-498-1351 to obtain a letter of intent application.

Telephone Redemption and Exchange Program for Class A Shares

Investors who do not have a brokerage account with a Service Organization may be eligible to redeem and exchange Class A shares of the Fund, as applicable, by telephone. An investor should call 1-800-498-1351 to determine if the investor is entitled to participate in this program. Once eligibility is confirmed, the investor must complete and return a Telephone/Wire Authorization Form, along with a Medallion Signature Guarantee. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making the initial investment in the Fund.

Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund reserve the right to suspend, modify, or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time.

During periods of drastic economic or market changes or severe weather or other emergencies, investors may experience difficulties implementing telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund’s investments or determination of net asset value is not reasonably practicable, or (c)  for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

4. MANAGEMENT OF THE FUND

The management and affairs of the Fund and the Trust are supervised by the Board of Trustees of the Trust and a single set of officers under the laws of the Commonwealth of Massachusetts. The Board sets broad policies for the Fund; selects the investment subadviser and the other principal service providers of the Fund; monitors Fund operations, regulatory compliance, performance and costs; nominates and selects new Trustees; and elects Fund officers. The Board is responsible for the oversight of the management and operations of the Fund for the benefit of its shareholders. Domini, the Fund’s subadviser and the Fund’s other service providers are responsible for the day-to-day operations of the Fund under the direction of the Board. The Board currently holds four regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times. As described in more detail below, the Board has established two standing committees, the audit committee and nominating committee. These committees assist the Board in fulfilling its oversight responsibilities.

The Fund faces a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, cybersecurity and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.

The Trustees play an active role, as a full Board and at the committee level, in overseeing risk management for the Fund. Risk management of the Fund on a day-to-day basis has been delegated to Domini, the Fund’s subadviser, and the Funds’ other service providers. Each of these entities is responsible for specific portions of the Funds’ operations and provides the trustees with regular reports regarding, among other things, investment, valuation, liquidity, and compliance, as well as the risks and risk management associated with each. The Trustees also oversee risk management for the Fund through regular interactions with the Fund’s Chief Compliance Officer and independent auditors.

The full Board participates in the Fund’s risk oversight, in part, by receiving regular reports regarding Domini’s compliance program which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; disclosure; reporting and accounting; oversight of service providers; fund governance; and code of ethics controls. The program seeks to identify and address the risk associated with the operations of the investment adviser and the Fund through various methods, including through regular communications between compliance, legal, and business personnel who participate on a daily basis in risk management on behalf of the Fund. The same person serves as Chief Compliance Officer of the Fund and the investment adviser. The Chief Compliance Officer of the Fund reports directly to the Board and provides reports to the Board in writing and in person on a regular basis.

The audit committee of the Board, which is composed of all the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), oversees management of financial risk and controls. The audit committee serves as the channel of communication between the independent auditors of the Fund and the

Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The external auditors report directly to the audit committee and provide reports to the Board in writing and in person on a regular basis. The independent auditors also provide reports to the audit committee without management being present. Although the audit committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through committee reports.

The Trustees recognize that not all risks that may affect the Trust can be identified, mitigated, or eliminated. Moreover, it is necessary to bear certain risks, such as investment related risk, to achieve the Fund’s investment objective, and the processes, procedures and controls employed to address certain risks may be limited in their effectiveness (see “Cybersecurity Issues” above). As a result of the foregoing and other factors, the Fund’s ability to eliminate or mitigate risks is subject to limitation.

Pursuant to the Declaration of Trust each Trustee may hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. The Board has adopted a retirement policy that provides that each Independent Trustee shall be eligible to serve until the close of business on the last day of the fiscal year in which the Trustee has his or her 75th birthday unless an exception is approved. This retirement policy may be amended or waived with respect to any Independent Trustee prior to the end of each fiscal year in which such trustee attains the age of 75 if the Board: (i) meets to review the performance of such Board member; (ii) finds that the continued service of such Board member is in the best interests of the Trust; and (iii) unanimously approves the exemption from the Trust’s retirement policy.

In determining whether an individual is qualified to serve as Trustee of the Fund, the Board considers a wide variety of information about the Trustee, on an individual basis and in combination with those of the other Trustees, and multiple factors contribute to the Board’s decision. The Board has concluded that each Trustee has the experience, qualifications, attributes, or skills necessary to serve the Fund and their shareholders. Attributes common to all Trustees include their ability to review critically and discuss complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, contribute effectively to the deliberations of the Board, interact effectively with Domini, the Fund’s subadviser, and the other service providers of the Fund, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the service and commitment of the Trustees during their tenure in concluding that each Trustee should serve as a Trustee of the Fund.

A Trustee’s ability to perform his or her duties effectively may have been attained through his or educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Domini Fund, public companies, or nonprofit entities or other organizations; or other experiences. The Board also considered the individual experience of each Trustee and determined that the Trustee’s professional experience, education, and background contribute to the diversity of perspective on the Board.

The specific roles and experience of each trustee that factor into the Board’s determination are presented below (ages and employment tenures listed are as of July 31, 2018). References to the qualifications, attributes, and skills of Trustees are pursuant to the requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. Unless otherwise indicated below, the mailing address of each Trustee and officer is 180 Maiden Lane, Suite 1302, New York, New York 10038.

Asterisks indicate that those Trustees and officers are “interested persons” of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an “interested person” is interested by virtue of his or her position with Domini as described in the following table.

TRUSTEES AND OFFICERS

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS HELD DURING PAST 5 YEARS(1)	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE

INTERESTED TRUSTEE AND OFFICER

Amy Domini Thornton* (68) Chair and Trustee of the Trust since 1990	Chairperson (since 2016), CIO (2010-2014), CEO (2002-2015), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; President (1990-2017) of the Trust; Manager (since 1998) and Registered Principal (2003-2017), DSIL Investment Services LLC; Manager, Domini Holdings LLC (holding company) (since 2002); CEO and CIO (2013-2015), Nia Global Solutions (a former division of Domini Impact Investments); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Member (since 2010), Loring Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Member (since 2010), Loring Wolcott & Coolidge Trust, LLC (trust company); Trustee, Church Investment Group (2010-2014); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit). Ms. Domini’s years with Domini and experience with Domini and the Trust give her regular exposure to the day-to-day management and operations of the Domini Funds. Ms. Domini also brings particular experience with investment management and financial markets.	3

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND OUTSIDE DIRECTORSHIPS HELD DURING PAST 5 YEARS(1)	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE
INDEPENDENT TRUSTEES

Kirsten S. Moy (71) Trustee of the Trust since 1999 Nominating Committee Chair (since July 2013)	Senior Fellow, The Aspen Institute (research and education) (since July 2014); Scholar in Residence (since 2016) and Board Member (2009-2014), Low Income Investment Fund (housing and community revitalization non-profit); Board Member, Community Development Finance (asset building non-profit) (since 2006); Visiting Scholar, Federal Reserve Bank of San Francisco (since 2016). Ms. Moy brings to the Board particular experience with community development investment institutions, financial management, and capital markets.	3

Gregory A. Ratliff (58) Trustee of the Trust since 1999 Lead Independent Trustee (since July 2013) Nominating Committee Chair (October 2010 – July 2013)	Vice President, ACT, Inc. (education) (since 2017); Senior Program Officer, Bill and Melinda Gates Foundation (philanthropy) (2007-2017) Mr. Ratliff brings to the Board particular experience with community development investment institutions and financial markets.	3

John L. Shields (65) Trustee of the Trust since 2004 Audit Committee Chair since July 2006	President, Advisor Guidance, Inc. (management consulting firm) (since 2010); Managing Director CFGI, LLC (accounting and finance advisory firm) (2016-2018), Director Navigant Consulting, Inc. (management consulting firm) (2014-2016); Managing Principal, MainStay Consulting Group LLC (management consulting firm) (2006-2014); Independent Director, EverQuote, Inc. (technology company) (since 2018); Independent Director, Cogo Labs Inc. (technology company) (since 2008); Advisory Board Member (2003-2015); Independent Director (since 2015), Vestmark, Inc. (software company). Mr. Shields brings to the Board particular experience with the investment management industry, accounting and financial management, and mutual fund operations.	3

(1)	This includes all directorships (other than those of the Domini Funds) that are held by each Trustee as a director of a public company or a registered investment company.

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN THE DOMINI FAMILY OF FUNDS OVERSEEN BY TRUSTEE

OFFICERS

Megan L. Dunphy* (48) Secretary (since 2005), Vice President (since 2013), and Chief Legal Officer (since 2014) of the Trust	General Counsel (since 2014) and Managing Director (2015-2017), Deputy General Counsel (2009-2014), Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Funds.	N/A

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN THE DOMINI FAMILY OF FUNDS OVERSEEN BY TRUSTEE

OFFICERS – CONT’D

Carole M. Laible* (54) President of the Trust (since 2017)	CEO and Manager (since 2016), President (2005-2015), Member (since 2006), and Chief Operating Officer (2002-2011), Chief Operating Officer (2013-2015), Nia Global Solutions (a former division of Domini Impact Investments); Domini Impact Investments LLC; President and CEO (since 2002), Chief Compliance Officer (2001-2014), Chief Financial Officer, Secretary, and Treasurer (since 1998) and Registered Principal (since1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); Treasurer (1997-2015), Vice President (2007-2017), President (since 2017), the Trust.	N/A

Doug Lowe* (62) Assistant Secretary of the Trust since 2007	Senior Compliance Manager and Counsel, Domini Impact Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007); Registered Operations Professional, DSIL Investments Services LLC (since 2012).	N/A

Meaghan O’Rourke-Alexander* (38) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012); Senior Compliance Analyst (2009–2012), Domini Impact Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

Christina Povall* (48) Treasurer (since 2017) and Vice President (since 2013) of the Trust	Chief Financial Officer (since 2014), Managing Director (2014-2017), Director of Finance (2004-2014), Member (since 2017), Domini Impact Investments LLC; Treasurer (since 2017), Vice President (since 2013) and Assistant Treasurer (since 2007-2017), Domini Funds; Registered Operations Professional, DSIL Investments Services LLC (since 2012).	N/A

Maurizio Tallini* (44) Chief Compliance Officer (since 2005) and Vice President (since 2007) of the Trust	Chief Compliance Officer (since 2005), Chief Operating Officer (2011-2017), Member (since 2007), Domini Impact Investments LLC; Vice President (since 2007). Chief Compliance Officer (since 2005), Domini Funds. Registered Principal (since 2014), Chief Compliance Officer (since 2015), and Registered Representative (2012-2015), DSIL Investments Services LLC.	N/A

All but one of the Trustees are independent. The Independent Trustees have designated Mr. Ratliff as Lead Independent Trustee. The Lead Independent Trustee is a spokesperson and principal point of contact for the Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including calling regular and special executive sessions of the Independent Trustees; reviewing meeting agendas with the chair; chairing the meetings of the Independent Trustees; serving as the principal point of contact and liaison with the Fund’s officers and services providers.

The Independent Trustees have appointed Ms. Domini as the Chair of the Board and elected Ms. Laible as the President of the Trust. Ms. Laible also serves as the Chief Executive Officer of Domini. The Board believes that, in light of her experience with Domini and the Trust, Ms. Domini is best qualified to serve as Chair and that the Board’s current leadership structure is appropriate given Domini’s role with respect to the Fund’s investment and business operations. The Board also believes that the Board’s leadership structure, as aided by Ms. Domini’s experience and capabilities, serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board’s oversight role.

Board Committees

The Audit Committee oversees the internal and external accounting procedures of the Fund’s the independent audits of the Fund, the selection of the independent registered public accountant for the Fund’s the approval of all significant services proposed to be performed by the accountants, and considers the possible effect of such services on their independence. All Independent Trustees serve as members of the Committee. The Committee held two meetings during the Fund’s last fiscal year.

The Nominating Committee screens and recommends candidates to fill vacancies on the Board of Trustees of the Trust. All Independent Trustees serve as members of the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the Secretary of the Trust, 180 Maiden Lane, Suite 1302, New York, New York 10038. The committee did not meet during the Fund’s last fiscal year.

OWNERSHIP OF SHARES IN THE FUND AND IN OTHER ENTITIES

The following table shows the amount of equity securities owned by the Trustees in the Fund, and in all investment companies in the Domini family of Funds supervised by the Trustees as of December 31, 2017.

Name of Trustee	Range of Investment in the Equity Fund	Aggregate Range of Investment in Domini Family of Funds
Interested Trustee:
Amy L. Domini	over $1,000,000	over $1,000,000

Independent Trustees:

Kirsten S. Moy	$1 - $10,000	$1 - $10,000

Gregory A. Ratliff	$1 - $10,000	$10,001-$50,000

John L. Shields	$0	$0

COMPENSATION AND INDEMNITY OF TRUSTEES

Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $23,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.

Information regarding compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2018, is set forth below. Ms. Domini is not compensated by the Trust for her service as a Trustee because of her affiliation with Domini.

[Domini to update by amendment]

Compensation Table

Name of Trustee	Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Benefits Upon Retirement	Total Compensation from Trust and Complex Paid to Trustees
Interested Trustee:
Amy L. Domini	None	None	None	None

Independent Trustees:
Kirsten S. Moy	$18,250	None	None	$18,250
Gregory A. Ratliff	$24,125	None	None	$24,125
John L. Shields	$24,125	None	None	$24,125

The Trust’s Declaration of Trust provides that it will indemnify its Trustees and officers (the “Indemnified Parties”) against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Control Persons and Principal Holders of Securities

Management Ownership. [DOMINI TO UPDATE BY AMENDMENT] As of October 31, 2018, all Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding shares.

Control Persons. [DOMINI TO UPDATE BY AMENDMENT] Persons or organizations that own beneficially 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

The Fund has no knowledge of any owners of record or beneficial owners of 25% or more of any of the outstanding shares of any Fund.

Principal Holders. [DOMINI TO UPDATE BY AMENDMENT]

As of October 31, 2018, the following shareholders of record owned 5% or more of the outstanding shares of a class of the Equity Fund:

Investor Shares

Class A Shares

Class R Shares

Institutional Shares

The Equity Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

INVESTMENT ADVISER

Domini is a Massachusetts limited liability company with offices at 180 Maiden Lane, Suite 1302, New York, NY 10038, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The names of the persons who control the adviser and the basis of the person’s control are as follows: Amy Domini Thornton, Chair of the Board of the Trust and Chair of Domini; Steven Lydenberg, Member and Strategic Vision Partner of Domini; Carole Laible, President of the Trust, and Chief Executive Officer of Domini; Maurizio Tallini, Chief Compliance Officer and Vice President of the Trust and Chief Compliance Officer of Domini; Megan Dunphy, Chief Legal Officer, Vice President and Secretary of the Trust and General Counsel of Domini; and Christina Povall, Treasurer and Vice President of the Trust and Chief Financial Officer of Domini.

Domini manages the assets of the Fund pursuant to a Management Agreement. The services provided by Domini include furnishing an investment program for the Fund. Domini will have authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets of the Fund is held uninvested. Domini will also perform such administrative and management tasks for the Fund as may from time to time be reasonably requested, including: (a) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Fund and for performing administrative and management functions, (b) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents of the Fund, as applicable, (c) overseeing (with the advice of the counsel to the Fund) the preparation of and, if applicable, the filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, Semi-Annual and Annual Reports to shareholders, proxy statements, and tax returns, (d) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders, (e) arranging for maintenance of the books and records of the Fund, (f) maintaining telephone coverage to respond to investor and shareholder inquiries; and (g) answering questions from the general public, the media, and shareholders of the Fund regarding the securities holdings of the Fund, limits on investment, and the Fund’s proxy voting philosophy and shareholder activism philosophy. Domini provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust, as applicable. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of Domini or its affiliates. Domini furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

Unless otherwise terminated, the Management Agreement for the Fund will continue in effect if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on such Management Agreement (with the vote of each investor in the Fund being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Management Agreement.

The Management Agreement provides that Domini may render services to others. Domini may employ, at its own expense, or may request that the Fund, as applicable, employ (subject to the requirements of the 1940 Act) one or more subadvisers, subject to Domini’s supervision. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund, as applicable, when authorized either by a majority vote of the outstanding voting securities of the Fund, as applicable, or by a vote of a majority of the Board of Trustees of the Trust, as applicable, or by Domini, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Fund, as applicable, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under such Management Agreement.

The investment management fee rates payable by the Fund to Domini are set forth in the following table:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value

Domini Impact Equity Fund	0.20% of the first $2 billion of net assets managed,
0.19% of the next $1 billion of net assets managed, and
0.18% of net assets managed in excess of $3 billion

For the period from May 1, 2017 through November 30, 2018, the investment management fee rates payable by the Equity Fund to Domini were as follows:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value

Domini Impact Equity Fund

0.245% of the first $250 million of net assets managed,

0.24% of the next $250 million of net assets managed,

0.235% of the next $500 million of net assets managed, and

0.23% of net assets managed in excess of $1 billion

Prior to May 1, 2017, the investment management fee rates payable by the Fund to Domini were as follows:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value

Domini Impact Equity Fund	0.30% of the first $2 billion of net assets managed; 0.29% of the next $1 billion of net assets managed; and 0.28% of net assets managed in excess of $3 billion

Advisory Fees Paid by the Fund

For the last three fiscal years, the Fund paid the net amounts, as reflected in the table below, for investment management services:

Fund	2018	2017	2016

Domini Impact Equity Fund		$2,527,183	$2,790,100

ADDITIONAL INFORMATION ABOUT DOMINI PORTFOLIO MANAGERS

As of July 31, 2018, Ms. Thornton had day-to-day management responsibilities for the assets of: (i) no other registered investment companies; (ii) [1] other pooled investment vehicle with approximately [$500,000] in assets under management, and (iii) [10] other accounts with a total of approximately [$11.3 million] in assets under management. There are no performance-based fees associated with these accounts.

As of July 31, 2018, Ms. Laible had day-to-day management responsibilities for the assets of: (i) no other registered investment companies, (ii) no other pooled investment vehicles, and (iii) no other accounts. There are no performance-based fees associated with these accounts.

Conflicts of Interest Among the Fund and Other Accounts Advised by Domini

Material conflicts of interest may arise when the Fund’s portfolio managers also has day-to-day management responsibilities with respect to one or more other funds or other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Domini seeks to manage such competing interests for time and attention of portfolio managers by having portfolio managers focus on the application of Domini’s proprietary impact investment standards. Domini also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the portfolio managers’ fiduciary duties to the Fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity. To deal with these situations, Domini has adopted a trade allocation procedure. Generally, the decision on when to purchase or sell securities for Domini’s fund clients are made by the Subadviser’s portfolio manager who is appointed and supervised by the Subadviser’s senior officers rather than Domini.

Pursuit of Differing Strategies. Investment decisions for the Fund and Domini’s other clients are made with a view to achieving their respective investment objectives. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. In the event that Domini removes a security from both the Funds’ Approved Securities List and the approved list for other clients, Domini shall notify the portfolio manager of such removal. If the security that is the subject of the removal is held by both fund and non-fund clients, Domini shall coordinate with the Subadviser to establish the trading parameters and trade date for such security in order to endeavor to treat all client accounts fairly. Domini does not generally initiate purchases or sales of securities for its fund clients, but delegates daily responsibility for effecting fund-related trades to the Subadviser.

Variation in Compensation. A conflict of interest may arise where the management fee structure differs among funds and/or accounts, such as where certain funds or accounts pay higher management fees or performance-based management fees. In such cases, the portfolio manager might be motivated to devote more attention to, or otherwise favor, more profitable funds and/or accounts. To help address these types of conflicts, Domini has established a compensation system that is identical regardless of whether an employee supports a fund or non-fund client. Furthermore, each individual’s compensation at Domini is based on individual performance and company. profitability rather than the performance of a particular fund or account.

Proprietary Investments. Domini may have substantial personal or proprietary investments in some of the accounts managed by a portfolio manager. A portfolio manager might be motivated to favor funds and/or accounts in which he or she, or his or her colleagues, has an interest or in which Domini has interests. However, each portfolio manager is subject to Domini’s Code of Ethics policy governing personal securities transactions in which portfolio managers engage.

Other Factors. Several other factors, including the desire to maintain or increase assets under the Domini’s management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to some funds and/or accounts. To help address these types of conflicts, Domini has adopted a Code of Ethics.

As discussed above, Domini has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Domini and the individuals that it employs. However, there is no guarantee that the policies and procedures adopted by Domini will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Compensation of Domini Portfolio Managers and Ownership of Fund Shares

Domini employees are paid a base salary plus an annual bonus at Domini’s discretion, based on company profitability and each individual’s job performance. Compensation levels and bonuses are reviewed annually and are adjusted based on overall company performance and each individual’s level of service and contribution. Domini personnel are not compensated based on Fund or portfolio performance. Domini seeks to attract and retain superior individuals through competitive salaries and benefits and through our global reputation as a leader in the field.

The following table indicates as of October 31, 2018 the value, within the indicated range, of shares of the Fund beneficially owned by Ms. Thornton and Ms. Laible:

Name of Portfolio Manager	Beneficial Ownership of the Fund
Amy Domini Thornton	[over $1,000,000]
Carole M. Laible	[$100,001-$500,000]

Expense Reimbursement

For the last three fiscal years, Domini waived fees and reimbursed the Fund, as reflected in the table below, under the applicable expense reimbursement agreement:

[Domini to update by amendment]

Share Class	2018		2017		2016
	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived
Equity Fund			$27,939	--	$17,973	--

With respect to the Fund, Domini has contractually agreed to reduce its fees to the extent necessary to keep the aggregate annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.09%, 1.09%, 0.74%, and 0.80%, of the average daily net assets of the Investor, Class A, Institutional and Class R shares of the Equity Fund, respectively. This agreement will continue until November 30, 2019, and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser. From June 15, 2018 through November 30, 2018, Domini had contractually agreed to reduce its fees to the extent necessary to keep the aggregate annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.09% and 0.74% of the average daily net assets of the Class A and Institutional shares of the Equity Fund, respectively. From November 30, 2017 through June 14, 2018, Domini had contractually agreed to reduce its fees to the extent necessary to keep the aggregate annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.12% and 0.74% of the average daily net assets of the Class A and Institutional shares of the Equity Fund, respectively. Prior to November 30, 2017, Domini contractually agreed to reduce its fees to the extent necessary to keep the aggregate annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.25%, 1.18%, 0.80%, and 0.90% of the average daily net assets of the Investor, Class A, Institutional, and Class R shares of the Equity Fund, respectively.

There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.

Expense Offset Arrangement

Credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian and transfer agent expenses. Realized credits reduce Other Expenses and the adviser’s obligation under the contractual expenses limitation.

The Fund have an expense offset arrangement with the custodian bank and transfer agent whereby custodian and transfer agent fees may be paid indirectly by credits on the Fund’s uninvested cash balance, including the Fund’s cash reserves or uninvested amounts held in the Fund’s bank deposit account. These credits are used to reduce Fund expenses. To the extent any credits are earned, the Adviser would benefit from a reduction in the contractual expense limitation obligation for the Fund by an amount equal to the amount of credits earned. As a result, the Adviser could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. The Fund’s Board of Trustees periodically reviews and evaluates the expense offset arrangements.

For the fiscal years ended July 31, 2018, 2017, and 2016, Equity Fund credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses by $        , $0, and $0.

SUBADVISER

The Fund may use one or more subadvisers who are responsible for the day-to-day management of the Fund’s investments, subject to the oversight of the Adviser. The subadvisers are paid out of the fees paid to the Adviser. The Fund has no responsibility to pay any fee to a subadviser.

The Fund employ a “manager of managers” structure. In this regard, the Fund has received an exemptive order from the SEC (Release No. IC-30035) that permits the Adviser, without shareholder approval, to enter into and materially amend any submanagement agreement upon approval of the Board of Trustees. The exemptive order permits the Fund to disclose the aggregate subadvisory fee paid to unaffiliated subadvisers on behalf of the Fund instead of disclosing the specific fee paid to each subadviser. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new subadviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new subadviser. Moreover, the Adviser will not enter into a submanagement agreement with any affiliated subadviser without shareholder approval. The Adviser has ultimate responsibility (subject to Board oversight) to oversee the subadvisers and to recommend their hiring, termination, and replacement.

SSGA FM provides submanagement services with respect to the Fund pursuant to an investment submanagement agreement with Domini on behalf of the Fund (a “Submanagement Agreement”). SSGA FM furnishes at its own expense all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting securities transactions for the Fund. The Submanagement Agreement with SSGA FM will continue in effect if such continuance is specifically approved by December 1, 2020, and at least annually thereafter with respect to the Fund, by the Board of Trustees or by a majority vote of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on the Fund’s Submanagement Agreement, and, in either case, by a majority of the Trustees who are not parties to such Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Submanagement Agreement.

The Fund’s Submanagement Agreement provides that the subadviser may render services to others. The Submanagement Agreement is terminable without penalty upon not more than 60 days’ nor less than 30 days’ written notice by the Fund, when authorized either by majority vote of the outstanding voting securities in the Fund (with the vote of each being in proportion to the amount of their investment), or by a vote of the majority of the appropriate Board of Trustees, or by Domini with the consent of the Trustees, and may be terminated by the subadviser on not less than 90 days’ written notice to Domini and the Trustees, and will automatically terminate in the event of its assignment. The Submanagement Agreement provides that the subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Fund, as the case may be, except for willful misfeasance, bad faith, or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street. As of July 31, 2018, SSGA FM managed approximately $509.19 billion in assets and SSGA managed approximately $2.78 trillion in assets. SSGA FM’s principal business address is One Iron Street, Boston, Massachusetts 02210.

SSGA commenced subadvisory services for the Fund on December 1, 2018. For the period from November 30, 2006 through November 30, 2018, Wellington Management Company LLP (“Wellington Management”) served as the Equity Fund’s subadviser.

Subadvisory Fees Paid by the Fund

For the fiscal years ended July 31, 2018, 2017, and 2016, Domini paid Wellington Management subadvisory fees with respect to the Equity Fund of $[        ], $2,209,377, and $2,449,722, respectively ([    %, 0.25%, and 0.26% of the average daily net assets of the Fund, respectively).

ADDITIONAL INFORMATION ABOUT SSGA PORTFOLIO MANAGER

Kathleen Morgan, CFA, Vice President of SSGA FM and SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, joined SSGA as an investment professional in 2017 and has been a member of the Global Equity Beta Solutions Group since that time. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. Prior to joining SSGA, Ms. Morgan worked in Equity Product Management at Wellington Management from 2015 to 2017, conducting independent risk oversight and developing investment product marketing strategy. Ms. Morgan’s prior experience also includes index equity portfolio management at BlackRock. She has been an investment professional since 2006.

As of July 31, 2018, Ms. Morgan had day-to-day management responsibilities for the assets of: (i) 143 other registered investment companies with approximately $578.50 billion in assets under management, (ii) 273 other pooled investment vehicles with approximately $332.73 billion in assets under management, and (iii) 447other accounts with a total of approximately $286.63 billion in assets under management. There are no performance-based fees associated with these accounts.

Conflicts of Interest Among the Fund and Other Accounts Subadvised by SSGA

A Portfolio Manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Equity Fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the Portfolio Manager’s execution of different investment strategies for various accounts; or (b) the allocation resources or of investment opportunities. Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

A potential conflict of interest may arise as a result of the Portfolio Managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSGA are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources.

Additionally, SSGA and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to be a fair and equitable allocation.

Compensation of SSGA FM Portfolio Manager and Ownership of Fund Shares

SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company’s success.

•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm’s unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA.

As of July 31, 2018, Ms. Morgan did not own any equity securities of the Fund.

SPONSOR

Pursuant to a Sponsorship Agreement with respect to the Fund Domini provides the Fund with oversight, administrative, and management services. Domini provides the Fund with general office facilities and supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, Semi-Annual and Annual Reports to shareholders, proxy statements, and tax returns; preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders; maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media, and investors in the Fund regarding the securities holdings of the Equity Fund, limits on investment, and the Fund’s proxy voting philosophy and shareholder activism philosophy; and arranging for the maintenance of books and records of the Fund. Domini provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, officers, or employees of Domini or its affiliates.

Under the Sponsorship Agreement between Domini and the Trust on behalf of the Equity Fund, Domini receives fees for administrative and sponsorship services with respect to the Fund at the following rates: 0.45% of the first $2 billion of net assets managed, 0.44% of the next $1 billion of net assets managed, and 0.43% of net assets managed in excess of $3 billion. Currently, Domini has contractually agreed to reduce its fee to the extent necessary to keep the aggregate operating annual expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.09%, 1.09%, 0.74%, and 0.80% of the average daily net assets of the Investor, Class A, Institutional, and Class R shares of the Equity Fund, respectively.

For the fiscal years ended July 31, 2018, 2017, and 2016, the Equity Fund incurred $        , $3,988,318, and $4,185,149, respectively, in sponsorship fees, after waivers.

The Sponsorship Agreement with respect to the Fund provides that Domini may render administrative services to others. The Sponsorship Agreement also provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the oversight, administration, or management of the Fund or the performance of its or their duties under the Sponsorship Agreement or Administration Agreement, as applicable, except for willful misfeasance, bad faith, or gross negligence in the performance of its or their duties or by reason of the reckless disregard of its or their obligations and duties under the Sponsorship Agreement or Administration Agreement, as applicable.

SHAREHOLDER SERVICE AGENT

Under the Shareholder Services Agreement between Domini and the Trust, Domini receives fees for providing certain shareholder services with respect to the Fund and their shareholders. For these services Domini receives fees from the Fund paid monthly at an annual rate of $4.00 per active account.

For the fiscal years ended July 31, 2018, 2017, and 2016, the Equity Fund paid $        , $60,668, and $64,462, respectively in Shareholder Service Agent fees, after waivers. For the fiscal years ended July 31, 2018, 2017, and 2016, Domini waived Shareholder Service Agent fees totaling, $        , $0, and $0.

DISTRIBUTOR

The Fund has adopted a Distribution Plan with respect to its Investor shares and its Class A shares. The Distribution Plan provides that Investor shares and Class A shares of the Fund may pay the Distributor a fee not to exceed 0.25% per annum of the average daily net assets of that class as compensation for distribution services provided by the Distributor in connection with the sale of these shares, not as reimbursement for specific expenses incurred. Thus, even if the Distributor’s expenses exceed the fees provided for by the Distribution Plan, the Fund will not be obligated to pay more than those fees, and, if the Distributor’s expenses are less than the fees paid to it, it will realize a profit. The Distributor may use such fees to pay broker-dealers, financial institutions, or other financial intermediaries as compensation in connection with the purchase, sale, or retention of Investor shares of the Fund, the advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, the expenses of preparing and printing sales literature, and other distribution-related expenses.

For the fiscal years ended July 31, 2018, 2017, and 2016, Investor shares of the Equity Fund accrued $        , $1,662,253, and $1,655,345, respectively, in distribution fees. For the fiscal years ended July 31, 2018, 2017, and 2016, Class A shares of the Equity Fund accrued $        , $21,384, and $21,589 in distribution fees.

For the fiscal year ended July 31, 2018, payments made by Investor shares of the Equity Fund pursuant to the Distribution Plan were used for advertising $        , printing and mailing of prospectuses to other than current shareholders $9,084 compensation to dealers $        , communications and servicing $        , compensation of employees and related overhead expenses $        , and payments to the underwriter $        . The Distributor waived fees totaling $        . For the fiscal year ended July 31, 2018, payments made by Class A shares of the Equity Fund pursuant to the Distribution Plan were used for advertising $        , printing and mailing of prospectuses to other than

current shareholders $         compensation to dealers $        , communications and servicing $        , and payments to the underwriter $        . The Distributor waived fees totaling $        .

The Distribution Plan will continue in effect indefinitely as to a class if such continuance is specifically approved at least annually by a vote of both a majority of that Fund’s Trustees and a majority of the Trust’s Trustees who are not “interested persons of the Fund” and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan (“Independent Trustees”). The Distributor will provide to the Trustees of the Fund a quarterly written report of amounts expended by the applicable class under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Trust’s Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust. The Distribution Plan may be terminated as to a class at any time by a vote of a majority of the Trust’s Independent Trustees or by a vote of the shareholders of that class. The Distribution Plan may not be materially amended with respect to a class without a vote of the majority of both the Trust’s Trustees and Independent Trustees. The Distributor will preserve copies of any plan, agreement, or report made pursuant to the Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

The Fund has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the offering of shares of that Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), and equipment.

TRANSFER AGENT, CUSTODIAN, AND SERVICE ORGANIZATIONS

The Fund has entered into a Transfer Agency Agreement with BNY Mellon Asset Servicing (formerly, PNC Global Investment Servicing) (“BNY Mellon”) (the “Transfer Agent”), 4400 Computer Drive, Westborough, MA 01581, pursuant to which BNY Mellon acts as the transfer agent for the Fund. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions, and acts as dividend disbursing agent for the Fund. At its discretion, BNY Mellon may agree to waive a portion of its fee.

The Fund has entered into a Custodian Agreement with State Street Bank and Trust Company (“State Street” or the “Custodian”), State Street Financial Center, One Iron Street, Boston, MA 02210, pursuant to which State Street acts as custodian for the Fund. At its discretion, State Street may agree to waive a portion of its fee.

The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund’s investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Securities held by the Fund may be deposited into certain securities depositories. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

The Fund, the distributor and/or its affiliates, may from time to time enter into agreements with various banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations (collectively, “Service Organizations”) to provide shareholder servicing for that Fund, such as responding to customer inquiries and providing information on their investments. The Fund, its distributor, and/or its affiliates may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of that Fund owned by shareholders with whom the Service Organization has a servicing relationship.

In addition, the Fund, the Fund’s distributor, and/or its affiliates, may from time to time enter into agreements with Service Organizations to provide subtransfer agency, subaccounting, or administrative services for that Fund, such as providing omnibus account or transaction processing services and maintaining shareholder accounts and transaction records. Because omnibus trading offers economies for the Fund, the Fund may reimburse Service Organizations for their costs related to servicing shareholder accounts. These fees may be based upon the number or value of client positions, the levels of service provided, or be a flat fee per year per client. Not all intermediaries receive such additional compensation and the amount of compensation varies.

For the fiscal years ended July 31, 2018, 2017, and 2016, Investor shares of the Equity Fund accrued $        , $272,183, and $249,620, respectively, in Service Organization fees. For the fiscal years ended July 31, 2018, 2017, and 2016, Class A shares of the Equity Fund accrued $        , $2,976, and $3,447, respectively, in Service

Organization fees. For the fiscal years ended July 31, 2018, 2017, and 2016, the Institutional shares of the Equity Fund accrued $        , $5,035, and $4,544, respectively in Service Organization fees. For the fiscal years ended July 31, 2018, 2017, and 2016 , Class R shares of the Equity Fund accrued $        , $288, and $398, respectively, in Service Organization fees.

EXPENSES

The Fund are each responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of the Fund; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent registered public accounting firms, of legal counsel, and of any transfer agent, custodian, registrar, or dividend disbursing agent of the Fund; insurance premiums; and expenses of calculating the net asset value of the shares of the Fund.

The Fund will also pay sponsorship or administrative fees payable to Domini and all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing, and mailing prospectuses, reports, notices, proxy statements, and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Fund, and the preparation, printing, and mailing of prospectuses for such purposes.

The Fund will pay the expenses connected with the execution, recording, and settlement of security transactions, and the investment management fees payable to Domini. The Fund also will pay the fees and expenses of its custodian for all services to the Fund, as applicable, including safekeeping of Fund and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; and expenses of meetings of investors.

CODES OF ETHICS

The Fund, Domini, SSGA FM, and the Distributor have each adopted a Code of Ethics (collectively, the “Codes of Ethics”) under Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are available on the EDGAR database on the SEC’s Internet site at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

5. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                    ], of [INSERT ADDRESS], is the independent registered public accounting firm for the Fund.

6. TAXATION

The Taxation summary provided herein is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the U.S. Internal Revenue Service (“IRS”), and judicial decisions in effect as of the date of this Statement of Additional Information. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Shareholders and prospective investors should consult their own tax advisors concerning the potential federal, state, local, and foreign tax consequences of an investment in the Fund, with specific reference to their own tax situation.

TAXATION OF THE FUND

Federal Taxes

The Fund is treated as a separate entity for U.S. federal income tax purposes under the Code.

The Fund has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and the net realized capital gains that it distributes to shareholders, provided that it meets certain distribution requirements imposed by the Code. If the Fund should fail to qualify for treatment as a regulated investment company in any year, that Fund would incur a regular corporate federal income tax upon its taxable income, and Fund distributions would generally be taxable as ordinary dividend income to shareholders. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but, in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

The Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of their undistributed ordinary income and capital gain net income if they fail to meet certain distribution requirements. The Fund intend to make distributions in such amounts and at such times so as not to be subject to the excise tax.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a regulated investment company’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset its capital gains in future years. The Fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010. The Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. The Fund’s carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses.

Foreign Income Taxes

The Fund may be subject to certain taxes, including, without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If eligible, the Fund may elect, for United States federal income tax purposes, to “pass through” foreign income taxes to its shareholders. We do not expect the Equity Fund to be able to pass through to shareholders foreign tax credits or deductions with respect to taxes imposed by foreign countries on those Fund’s income and capital gains.

For any year that the Fund qualifies for and makes such an election, each shareholder of the Fund will be required to include in his or her income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country’s government, and shareholders of the Fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign income taxes paid by the Fund may be claimed, however, by noncorporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability.

The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of foreign tax or an exemption from foreign tax on such income; the Fund intend to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund’s effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be reduced or the foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

State Taxes

The Fund is organized as a series of the Trust, a Massachusetts business trust. As long as the Fund qualifies as a “regulated investment company” under the Code, it will not have to pay Massachusetts income or excise taxes.

TAXATION OF SHAREHOLDERS

Taxation of Distributions

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund, whether the distributions are paid in cash or reinvested in additional shares. Dividends from ordinary income and any distributions from net short-term capital gains are generally taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Distributions of ordinary dividends to the Fund’s noncorporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, to the extent such distributions are derived from, and reported by the Fund as, “qualified dividend income,” and provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. If 95% or more of the Fund’s gross income, calculated without taking into account net capital gains, represents “qualified dividend income,” the Fund may report, and the Fund’s noncorporate shareholders may then treat, all such income as “qualified dividend income,” provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or from “qualified foreign corporations,” which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as distributions paid by a “qualified foreign corporation” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” are not “qualified foreign corporations.”

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares.

Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Dividends-Received Deduction

If the Fund invests in equity securities of U.S. corporations, a portion of the Fund’s ordinary income dividends may be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations. Any dividend from the Fund that would otherwise be eligible for the dividends-received deduction will be included in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. The portion of any Fund’s dividends that is derived from investments in foreign corporations will not qualify for such deduction.

“Buying a Dividend”

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before or on the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Disposition of Shares

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon a disposition of shares in the Fund held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions by the Fund to the shareholder of long term capital gains. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

The Fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares of the Fund acquired prior to January 1, 2012 and shares of that same Fund acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has different bases for different shares of a particular Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of each share sold using a default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such date, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Taxation of Non-U.S. Shareholders

Dividends and certain other payments (but not including distributions of net capital gains, “short-term capital gain dividends” and “interest-related dividends” (described below)) to persons who are neither citizens nor residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at the 30% rate on taxable dividends and other payments to Non-U.S. Persons to the extent that such dividends and payments are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund.

Dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will apply to Fund distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding

The Fund is required in certain circumstances to apply backup withholding on reportable payments, including ordinary dividends, capital gain dividends, redemption proceeds, and certain other payments that are paid to any noncorporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that are (or would be, but for the application of a treaty) subject to the 30% withholding tax on shareholders who are Non-U.S. Persons. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the IRS within the time period appropriate to such claims.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

Options, etc.

The Fund’s transactions in options, futures contracts, forward contracts, swaps, and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options, futures contracts, forward contracts, swaps, and related transactions to the extent necessary to meet the requirements of the Code.

Foreign Securities

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses.

The Fund may make equity investments in foreign entities that may be treated as “passive foreign investment companies” (or “PFICs”) for U.S. federal income tax purposes. If the Fund does invest in a PFIC, then that Fund may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such PFIC. If the Fund is eligible to make and makes either a “qualified electing fund” election or a “mark to market” election with respect to its investment in a PFIC, then that Fund may have taxable income from such investment regardless of whether it receives any actual distributions of cash derived from the PFIC in any given year. In order to enable the Fund to distribute its share of this income and avoid a tax, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss.

The foregoing discussion should not be viewed as a comprehensive discussion of the items referred to nor as addressing all tax considerations relevant to investors. Dividends and distributions may also be subject to state, local, or foreign taxes. Each current and prospective shareholder should consult his or her own tax advisers for additional details regarding potential tax consequences of an investment in the Fund, based on his or her particular tax status.

7. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to implement the purchase or sale of securities for the Fund are made by portfolio managers who are employees of the Subadviser and who are appointed and supervised by its senior officers. The portfolio managers of the Fund may serve other clients of a Subadviser in a similar capacity.

The primary consideration in placing securities transactions for the Fund with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Subadviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Fund and other clients of that Subadviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. A Subadviser may also consider social factors, such as whether the brokerage firm is minority-owned, in selecting broker-dealers, subject to the Subadviser’s duty to obtain best execution. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer’s markup or markdown), a Subadviser normally seeks to deal directly with the primary market makers, unless in its opinion best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, a Subadviser may select brokers who charge a commission in excess of that charged by other brokers, if the Subadviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Subadviser by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries, or general economic conditions. These services may provide both domestic and international perspective. The Manager or Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Manager or Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. Arrangements for the receipt of research services from brokers may create conflicts of interest. While the payment of higher commissions increases the Fund’s costs, the Subadviser and Manager do not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Subadviser and Manager, respectively.

Research services furnished by brokers who effect securities transactions for the Fund may be used by the Subadviser or Manager in servicing other investment companies and accounts that it manages. Similarly, research services furnished to a Subadviser or the Manager by brokers who effect securities transactions for other investment companies and accounts that the Subadviser or Manager manage, respectively, may be used by the Subadviser or Manager in servicing the Fund. Not all of these research services are used by a Subadviser or the Manager in managing any particular account, including the Fund.

The Fund encourage the Subadviser to use minority- and women-owned brokerage firms to execute the Fund’s transactions, subject to the Subadviser’s duty to obtain best execution. A Subadviser may choose to direct transactions to minority- and women-owned brokerage firms that will contract for a correspondent broker to execute and clear the trades. While each Subadviser believes that it will obtain best execution in these transactions, the Fund may forego other benefits (like research) that it would have received if such transactions were executed through correspondent brokers directly. The Board of Trustees has determined that these arrangements are appropriate in light of the overall philosophy and goals of the Fund.

For the fiscal years ended July 31, 2018, 2017, and 2016, the Equity Fund paid brokerage commissions of $        , $312,434, and $454,720, respectively.

No portfolio transactions may be executed with the Adviser or a Subadviser, or with any affiliate of the Adviser or a Subadviser, acting either as principal or as broker, except as permitted by applicable law.

The Equity Fund did not pay any brokerage commission to affiliated brokers during its fiscal years ended July 31, 2018, 2017, and 2016.

In certain instances there may be securities that are suitable for the Fund as well as for one or more of a Subadviser’s or Domini’s other clients. Investment decisions for the Fund and for a Subadviser’s or Domini’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

8. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust is a Massachusetts business trust established under a Declaration of Trust dated as of March 1, 1990. The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to issue an unlimited number of shares of beneficial interest (par value $0.00001 per share) in separate series and to divide any such series into classes of shares. Currently the Fund is the only series offered by the Trust. The Equity Fund has four classes of shares: Investor shares, Class A shares, Institutional shares, and Class R shares. Each share of each class represents an equal proportionate interest in a series with each other share of that class. Upon liquidation or dissolution of the Fund, the Fund’s shareholders are entitled to share pro rata in the Fund’s net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares, and to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval. Shares of each series participate equally in the earnings, dividends, and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series).

The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust.

If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities that are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus. The Trust may involuntarily redeem shareholder’s shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of the Fund if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund.

Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of the Fund and all other series of the Trust, if any, will generally vote together on all matters except when the Trustees determine that only shareholders of a particular Fund, series, or class are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or series or class. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so, and in such event the other shareholders of the Trust would not be able to elect any Trustee.

The Trust is not required and has no current intention to hold annual meetings of shareholders, but the Trust will hold special meetings of the Trust’s or the Fund’s shareholders when in the judgment of the Trust’s Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees under certain circumstances.

The Trust may, without shareholder approval, change the Fund’s form of organization, reorganize any Fund or series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate any Fund, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, any Fund, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected Fund, series, or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Fund, series or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. Any Fund, any other series of the Trust, or any class of any series, may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or that series or class, or by the Trustees by written notice to the shareholders of the Fund or that series or class. If not so terminated, the Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any Fund, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and that are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees (as defined in the Declaration of Trust) or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Fund and their shareholders and the Trust’s Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Such demand should be mailed to the Secretary of the Trust at the Trust’s principal office and should set forth in reasonable detail the nature of the proposed suit and the essential facts relied upon by the shareholder to support the allegations made in the demand. A Trustee is not considered to have a personal financial interest in any action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service as Trustee or as a trustee of fund with the same or an affiliated investment adviser or distributor, or by virtue of the amount of such remuneration.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

9. FINANCIAL STATEMENTS

[Domini to add by amendment]

* * * * *

®, Domini Impact Investments®, Domini®, Investing for Good®, and The Way You Invest Matters® are registered service marks of Domini. Domini Impact Equity FundSMis a service marks of Domini Impact Investments LLC (“Domini”). The Domini Impact Investment Standards is copyright © 2006-2016 by Domini Impact Investments LLC. All rights reserved.

Appendix A

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures have been adopted by the Domini Investment Trust on behalf of its series, the Domini Impact Equity Fund, Domini Impact International Equity Fund and Domini Impact Bond Fund (collectively, the “Domini Funds” or the “Funds”) to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds’ shareholders, to whom the Funds owe a fiduciary duty.

The Board of Trustees (“BOT”) of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Impact Investments LLC, the Funds’ investment advisor (“Domini” or the “Advisor”). The BOT reviews and adopts Domini’s Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

The BOT also delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the Advisor’s proxy voting duties to the Advisor. Pursuant to Domini’s Procedures, where a significant conflict of interest arises, the BOT expects Domini to consult with one or more members of the independent trustees to determine an appropriate course of action (see “Conflicts of Interest” below).

I.	The Domini Funds’ Proxy Voting Guidelines

The following Guidelines summarize the Funds’ positions on various issues of concern to socially responsible investors and indicate how the Funds will vote their shares on each issue. The Guidelines have been developed to ensure consistency with the social and environmental standards applied to our Funds’ portfolios and our overall stock selection process.

Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds’ shareholders, the Funds vote proxies after considering shareholders’ financial interests and social objectives. For that reason, there may be instances in which the Funds’ shares may not be voted in strict adherence to these Guidelines, based on our review of the merits of the proposal and the performance of the issuer on the topic presented. We may, for example, abstain or vote against certain shareholder proposals where we have concerns about the framing of the proposal, including cases where we do not believe the proposal’s request is reasonable, or where we believe the company has sufficiently addressed the core concerns that are raised.

The general principles guiding Domini’s proxy voting practices apply globally, and we will seek to apply these Guidelines consistently in all markets. However, there are significant differences between the U.S. and other markets that may require Domini to modify the application of these Guidelines for certain non-U.S. markets. We may, for example, modify the application of these guidelines in deference to international differences in corporate governance structures, disclosure regimes, and cultural norms. In addition, due to particularly onerous procedural impediments in certain countries, we will not always be assured of our ability to vote our clients’ shares. (See Section II: “Voting in Non-U.S. Markets,” below, for more detail.)

These Guidelines are subject to change without notice.

Introduction

As an investment advisor and mutual fund manager, we at Domini Impact Investments LLC (“Domini”) have an important opportunity to enhance shareholder value and corporate accountability through our proxy voting policies. As socially responsible investors, we have always viewed the proxy voting process as a critically important avenue through which shareholders can engage with management on a wide range of important issues.

We have a fiduciary duty to ensure that the proxy voting responsibilities entrusted to us are exercised in the best interests of our clients and fund shareholders (our “investors”). We also believe that our investors have a right to know how we are exercising these important responsibilities, and to understand the positions we are taking on their behalf.

We vote all our proxies according to published guidelines, which cover more than 100 corporate governance, social, and environmental issues. Our Guidelines were first distributed to Fund shareholders in 1992 and then every year since 1996. The Funds’ Board of Trustees has received quarterly reports on how we are exercising our proxy voting duties since the Funds’ inception. In 1999, we became the first mutual fund manager to publish our actual votes. In 2001, we petitioned the Securities and Exchange Commission to require all mutual funds to disclose their proxy voting policies and actual votes, and in 2003, the SEC adopted a rule requiring funds and investment advisors to do so.

The Rationale Guiding Domini’s Proxy Voting

Domini’s investors have long-term financial and social objectives. These can include retirement, paying for a college education, building wealth, and working toward a safer, cleaner, more equitable world for their children. These goals are not served when corporations externalize their costs of doing business on society. A corporation that delivers only short-term profits to its shareholders at the long-term expense of its employees, the communities in which it operates, or the natural environment has not delivered the long-term value that our clients are seeking to achieve through their investments.

As socially responsible investors, we are seeking to invest in corporations that deliver long-term shareholder value in harmony with society and the natural environment. Corporations sit within a complex web of stakeholders composed of shareholders, employees, communities, customers, and the environment. Mismanagement of stakeholder relations can involve substantial financial costs. Shareholders provide corporations with capital, but communities provide them with employees, consumers, and a legal framework within which to operate, and the environment provides corporations with raw materials for their operations. In return, corporations provide jobs, goods, services, and profits. A corporation that intends to deliver value over the long term must effectively manage its relations with all its stakeholders, and be responsive to the needs and demands of these various constituencies. We believe that those corporations that eventually achieve this goal will deliver significant value to all stakeholders, including their shareholders.

Shareholders possess certain unique rights and privileges with respect to the management of the corporations they own. As socially responsible investors, it is our view that we have the obligation to appropriately direct management’s attention to the broader web of stakeholders upon which the corporation depends. Shareholders are the only corporate stakeholder given an opportunity to communicate with management through the proxy rules. Therefore, we believe it is incumbent upon us to carefully consider the concerns of this broader community that is often without effective voice, and to raise these concerns with management when they are reasonable and consistent with our investors’ objectives. In the process, we believe we are building long-term shareholder value.

We believe that corporations are best equipped to create long-term, broad-based wealth both for their stockowners and for their other stakeholders when they are transparent, accountable, and adopt democratic governance principles. Our proxy voting guidelines, while varying in their particulars, are based on and reflect these core values.

CORPORATE GOVERNANCE

Annual Meetings — In-Person Annual Meetings

Some corporations have lobbied to replace “face-to-face” annual meetings with “virtual meetings” broadcast over the Internet. Shareholders have argued that Internet access to annual meetings should only supplement and not replace in-person annual meetings. We will support resolutions asking directors to affirm the continuation of in-person annual meetings.

Auditors — Independence

We will support the reappointment of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We believe that significant non-audit fees can compromise the independence of the audit. Therefore, we will oppose the appointment of auditors where non-audit fees, such as consulting fees, represent more than 25% of the total fees paid to the auditor, where such data is available. (We will include audit-related fees and tax compliance/preparation fees in our calculation of audit fees.)

In addition, we will review on a case-by-case basis the appointment of auditors who have a significant professional or personal relationship with the company, or where there is reason to believe that the auditor has rendered an inaccurate opinion.

We will support shareholder proposals asking companies to adopt a policy to ensure that the firm that is appointed to be the company’s independent accountants will only provide audit services to the company and not provide any other services.

We will also support shareholder proposals that set a reasonable period for mandatory rotation of the auditor (at least every five years).

We will support shareholder proposals asking companies to place the ratification of auditors on the agenda.

Audit Committee Accountability

The Audit Committee is ultimately responsible for the company’s internal financial reporting controls, and for addressing problems when they arise. We will consider opposing audit committee members for the following reasons:

•	We will oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees.
•

We will oppose audit committee members at companies with ineffective internal controls, considering whether the company has a history of accounting problems, or significant recent problems, and the board’s efforts to address them.

•

Audit committees that remove auditor ratification from the proxy are impairing an important avenue of investor oversight of corporate practices. Such actions raise serious concerns whether the audit committee is adequately serving its proper function. In cases where a company has pulled auditor ratification from the ballot, we will oppose members of the audit committee.

Board of Directors — Accountability

We will oppose individual directors who have demonstrated disregard for their responsibilities to shareholders and other stakeholders. For example, we will oppose directors who have attended less than 75% of board and committee meetings without a valid excuse or who have ignored a shareholder proposal that received the support of a majority of the votes cast in the previous year. We will also oppose individual directors, committees, or the entire slate for material failures of governance, stewardship, risk management or violation of other fiduciary responsibilities to the company, including failure to adequately address serious social or environmental risks or impacts. We will evaluate “Vote No” campaigns on a case-by-case basis, considering our governance policies, the arguments presented by proponents of the campaign and the company’s performance on the issues addressed.

We will oppose the entire board slate (except for new nominees) in cases where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed. The adequacy of the company’s response will be analyzed on a case-by-case basis.

Board of Directors — Composition

Diversity

Typically, a board committee selects nominees for the board, and they run unopposed. If the board does not include at least one woman and one person of color, we will oppose the board’s nominees. In addition, if 30% of the board is not represented by either women or persons of color, we will oppose the members of the nominating committee. Outside of the United States, we will generally apply this policy with respect to gender only, with the exception of Canada and the United Kingdom.

Shareholders have asked boards to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors, to endorse a policy of board inclusiveness, and to issue reports to shareholders on their efforts to increase diversity on their boards. We will support these resolutions.

Independence

Majority of Independent Directors

It is in the best interest of all stockholders that a majority of board members be independent. NYSE and Nasdaq listing standards require that most listed companies have majority-independent boards. We will oppose insiders and affiliated outsiders on boards that do not consist of a majority of independent directors. We will support shareholder resolutions asking management to amend company bylaws to ensure that the board has a majority or a supermajority (two thirds or three quarters) of independent directors.

Independent Chair

To ensure that the board represents the interests of the shareholders and is able to effectively monitor and evaluate the CEO and other top officers, we believe the position of chair of the board should be held by an independent director. We will therefore oppose the chair of the board if that person is not independent. We will support shareholder proposals to separate the position of chair and CEO, and proposals that request that the position of chair be held by an independent director who has not served as CEO.

Independence of Key Committees

We believe that it is critical to the protection of shareholder interests that certain key committees, such as the audit committee, the nominating committee, the compensation committee, and the corporate governance committee, be composed entirely of independent directors. We will oppose inside directors and affiliated outside directors nominated to these committees.

We will support shareholder resolutions requesting that these committees be composed exclusively of independent directors.

Qualifications for Independence

In determining the independence of board members, we use the definition developed by ISS, as revised from time to time. ISS divides directors into three categories: Inside, Affiliated, and Independent. To be “independent,” a director must have no material connection to the company other than his or her board seat.

Often, “independent” or “outside” directors are so only in that they are not employees of the company. Their ties to management make them de facto insiders, and therefore their representation of the interests of external constituencies is minimal. Some shareholders have proposed that boards nominate independent directors subject to very strict criteria defining “independent.” We will generally support these resolutions, unless they impose particularly onerous or unreasonable requirements.

Over-Boarded Directors

To be an effective board member requires a certain time commitment. Many directors serve on more than one board, and do so effectively. However, some directors overextend themselves by serving on a large number of boards. We will oppose directors who sit on more than four public company boards, or are CEOs (of a public or, where information is available, private for-profit company) and sit on more than two total public company boards besides their own.

Reduce Size

Some shareholders have sought to reduce the size of boards as a cost-cutting measure. However, the costs associated with boards are relatively small, and considerations other than size should be weighed carefully. We will consider both management and shareholder proposals to change the size of the board on a case-by-case basis, and will generally oppose proposals to reduce the size of the board solely as a cost-cutting measure, where this can be determined. We will generally support proposals to limit the size of the board to a reasonable number, such as 7-10.

We will vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Board of Directors — Cumulative Voting

Cumulative voting allows shareholders to cast all of their votes for one nominee to the board. Theoretically, it facilitates the election of dissidents to the board. In practice, however, it violates the principles of fairness and equity by granting minority shareholders a disproportionate voice in running the company. We will oppose bylaws requiring cumulative voting. We will generally vote for the elimination of cumulative voting or against shareholder proposals to restore or provide for cumulative voting, unless we are voting at a controlled company (insider voting power >50%).

Board of Directors — Director-Shareholder Dialogue

Shareholders have asked that corporations establish an Office of the Board of Directors to facilitate communication between nonmanagement directors and shareholders. A committee of nonmanagement directors would be responsible for the Office. We will support these resolutions.

Board of Directors — Establish Board Committee on Human Rights or Sustainability

Shareholders have filed binding resolutions seeking the creation of a board committee on human rights or sustainability. We believe that a properly constituted board committee focused on these issues would help to ensure a place for human rights and sustainability on the board’s regular agenda, and should help companies to more proactively address the various long-term risks imposed by poor management of these issues. We will generally support these proposals.

Board of Directors — Indemnification

A board may use indemnification policies that go well beyond accepted norms to protect itself against shareholder actions in the wake of unsuccessful takeover attempts. We will oppose these resolutions.

Board of Directors — Mandatory Share Ownership

Shareholders have proposed that all directors should own stock in the company. In general, directors should own stock in the companies on whose boards they sit. However, boards should not be restricted to those financially able to buy stock. We will oppose these resolutions.

Board of Directors — Director Elections

Majority Vote Standard

In practice, most corporations allow shareholders to approve board candidates as selected by the board, rather than to truly “elect” candidates from a pool of nominees. To further democratize the election process, shareholders have requested that there be more director nominees than there are board seats to be filled during a board election. Such an arrangement would enhance the ability of shareholders to choose candidates who would more accurately represent their interests.

In addition, most U.S. corporations elect their directors based on a plurality vote standard. Under this standard, a director will still be elected, even if 99.9% of shareholders withheld their vote. Shareholders have asked that boards of directors initiate a process to amend the company’s governance documents (certificate of incorporation or bylaws) to require that directors be elected by a majority of votes cast at the annual meeting.

We will generally support both binding and non-binding resolutions seeking to establish a majority vote standard. We will scrutinize binding resolutions more carefully to ensure that the specific formulation is workable. For example, we will vote against such proposals if there is no carve-out for a plurality standard in contested elections.

Proxy Access

We support the concept of “proxy access”, allowing shareholders access to the corporate proxy to nominate directors and will continue to support public policy proposals and shareholder proposals seeking to achieve this important objective. We will generally support management and shareholder proposals with the following features:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

We believe these features constitute an emerging consensus among investors, and will oppose proposals that set more restrictive conditions. We will also vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election.

Consistent with these policies, we will also vote against proposals that provide that directors may be removed only for cause and will support proposals seeking to promote the ability of shareholders to remove directors with or without cause.

Board of Directors — Shareholder Advisory Board

Shareholders have asked that corporations create a shareholder advisory board to represent the owners’ views to the board. Boards with a sufficient number of outside directors should represent the interests of shareholders. We will oppose such resolutions.

Board of Directors — Staggered Terms

The annual election of all directors is considered a necessary part of maintaining accountability to shareholders. Many corporate governance activists also argue that a classified board structure is frequently used as a takeover defense that may shelter an otherwise poorly performing company from a takeover that may be in shareholders’ best interests. We are concerned, however, that the annual election of directors can have the unintended consequence of focusing the board on short- term results and, more specifically, stock price, at the expense of the long-term interests of the company. We believe that short-term thinking is a significant and pervasive threat to long-term shareholder value, and to society. A classified board, while not an ideal structure, may help shield directors from the need to place quarterly results ahead of long-term objectives. We will oppose resolutions to abolish staggered boards.

CEO Succession Planning

As investors concerned about the long-term sustainability and viability of the companies we invest in, we believe it is critically important that large corporations have thoughtful plans in place when the need arises to replace the CEO. We will therefore generally vote for proposals seeking disclosure on the company’s CEO succession plan.

Employee Benefits — Cash Balance Pension Plans

In the late 1990s, many companies converted their pension plans from traditional defined benefit pension plans to cash-balance plans. Older workers can lose significant pension earnings if their traditional pension is replaced by a cash-balance plan that puts them on an equal earning footing with younger workers. Shareholders have asked companies to give employees the choice of either a defined benefit pension plan or a cash-balance plan. We will support these resolutions.

Employee Compensation — Employee Stock Ownership Plans (ESOPs)

In the expectation that companies fostering employee ownership will grow faster, attract and retain higher-quality employees, create more employee wealth, and achieve sustained superior performance, shareholders have asked corporation to create and fund ESOPs, and report on employee ownership. We will support these resolutions.

Executive and Director Compensation

Reasonable Compensation

We support reasonable compensation packages for managers and directors. In general, we do not regard the following as reasonable:

•	Pension plans for outside directors (since they usually benefit from other plans)
•	Gold or silver parachute plans triggered by a takeover
•	Total compensation to outside directors exceeding $100,000 per year
•	Total compensation to chief executive officers exceeding $10,000,000 per year

We will oppose resolutions proposing these or similar compensation schemes. In addition, we will support resolutions calling for companies to review and report on executive compensation.

We will oppose directors serving on the compensation committee where there is evidence that they have not taken steps to address issues of excessive executive or director compensation or other problematic practices, such as options backdating, or have failed to provide investors with adequate disclosure regarding executive and director compensation.

We will generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

We will generally vote for proposals asking companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

Clawback Policies

We will vote on a case-by-case basis on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error.

Shareholders have asked companies to adopt or amend policies to allow the Board of Directors to recoup or “clawback” incentive compensation from senior executives as a result of egregious conduct that has caused reputational or financial harm to the company. Investors have also asked companies to adopt policies to disclose annually whether it, in the previous fiscal year, recouped any incentive compensation from any senior executive or caused a senior executive to forfeit an incentive compensation award as a result of applying existing clawback provisions.

The Policy should cover former senior executives and provide that the general circumstances of the recoupment or forfeiture be described. The Policy should also provide that if no recoupment or forfeiture of the kind described above occurred in the previous fiscal year, a statement to that effect will be made. This disclosure is intended to supplement any disclosure of recoupment or forfeiture required by law or regulation, such as SEC requirements to disclose clawbacks of named executive officers.

We will support such proposals.

Say-on-Pay

We are strong supporters of “say-on-pay”, now codified in the Dodd-Frank legislation. We support an annual advisory vote on compensation. Although we generally oppose tying executive compensation to short-term measures, we believe that annual review is the best method to ensure accountability. We will consider voting against members of the compensation committee where a company’s previous say-on-pay proposal received the support of less than 70% of votes cast and appropriate steps were not taken to address executive compensation.

CEOs Serving on Compensation Committees

Compensation committees must be independent of management to ensure fair and impartial negotiations of pay with individual executives. We are concerned that the inclusion of CEOs on the compensation committee may result in more generous pay packages for senior executives than what is necessary to attract and retain talent. CEOs who benefit from generous pay may view large compensation packages as necessary to retain and motivate other executives. Perhaps most importantly, because compensation packages are often based on surveys detailing what their peers are earning, CEOs are subject to particularly troublesome conflicts of interest when they serve on compensation committees. It is in their general interest to see their peers’ compensation rise. We will support shareholder proposals seeking to bar CEOs from serving on compensation committees, and will oppose directors serving on compensation committees that also serve as CEOs of another company.

Relative Compensation Levels

Compensation for corporate CEOs has grown at an astonishing pace in recent years, far faster than that for employees in general. A few enlightened companies have set a maximum range they will tolerate between the salaries of their lowest- and highest-paid employees. Shareholders have asked other companies to do the following:

•	Prepare reports comparing the compensation packages of the average and lowest wage earners to those of top management
•	Establish a cap for CEO compensation, tying it to the wage of the lowest-paid workers

We will support these resolutions.

Compensation Consultants — Disclosure of Board or Company’s Utilization

We will support resolutions seeking disclosure regarding the company, board, or board committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid, in order to surface any potential conflicts of interest, and to allow shareholders to adequately assess the reasonableness of proposed compensation arrangements.

Disclosure

Shareholders have asked companies to disclose the salaries of top management beyond those the SEC requires in the proxy statement. We will support these resolutions.

Excessive Stock Option Grants to Executives

Shareholders wishing to promote more broad-based employee ownership of their corporations’ stock have asked corporate boards to limit stock options granted to (1) a single individual to no more than 5% of the total options granted in a single year, and (2) the group of executive officers to no more than 10% of the total options granted in a single year. We will support these resolutions.

Executive Severance Pay Review

Shareholders have criticized boards of directors that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company’s financial performance was poor during the executive’s tenure. As a result, shareholders have asked boards to prepare reports that summarize and explain the relationship of their executive severance package policies and philosophies to corporate performance, employee morale, and executive performance incentives. We will support these resolutions.

Nonfinancial Performance

Shareholders have asked companies to review their executives’ compensation and report to shareholders on its link not only to financial performance but also to the company’s performance on the following:

•	Environmental issues
•	Human rights issues
•	Improvements in healthcare quality
•	Exporting U.S. jobs to low-wage countries
•	Closing the wage gap in the U.S. between workers and top management
•	Predatory lending
•	Diversity issues
•	Social issues generally

We will support these resolutions.

Pension Plan Accounting and Financial Transparency

Some corporations use “pension credits,” a projection of the growth of a company’s pension plan, as part of their formula for calculating executive compensation and bonuses. Because pension credits reflect neither operating performance nor even actual returns on company pension plan assets, their use can improperly inflate executive compensation. Pension credits are not based on actual investment returns, but on the “expected return” on plan assets and other assumptions set by management. We believe boosting performance pay with pension income also creates incentives contrary to long-term shareholder interests. Such incentive pay formulas could, for example, encourage management to skip cost-of-living adjustments expected by retirees, or to reduce expected retirement benefits.

We will support resolutions asking companies to exclude pension credits from the calculation of executive compensation. Several companies including AT&T (in response to a Domini proposal), General Electric, Verizon Communications, and Qwest Communications International have adopted these proposals.

We will also support resolutions asking companies to provide transparent reports to shareholders of profit from real company operations, and/or to use part of their pension fund surplus to adjust retiree pay for inflation.

Extraordinary Supplemental Executive Retirement Plans (SERPs) and Preferential Retirement Arrangements

Many companies establish Supplemental Executive Retirement Plans (SERPs) to provide supplemental retirement benefits that exceed IRS limitations on benefits that can be paid from tax-qualified pension plans. Some companies also maintain what are known as extraordinary SERPs, which provide preferential benefit formulas or supplemental pension benefits not provided to other managers under these companies’ regular tax-qualified plans. Some companies also make individual pension agreements with executives that have similar features. The resulting gross disparities between the retirement security offered to senior executives and to other employees can create potential morale problems that may increase employee turnover. Moreover, because these forms of pension compensation are not performance-based, they do not help to align management incentives with long-term shareholder interests.

Shareholders have asked companies to seek shareholder approval of executive pension agreements of this kind. We will support these resolutions.

Performance-Based Stock Options

Shareholders have asked companies to tie executive compensation more closely to company, rather than stock market, performance through the use of performance-based stock options. Performance-based stock options include indexed stock options, which link option exercise prices to an industry index; premium-priced stock options, which have exercise prices that are above the market price of the stock on the date of grant; and performance-vesting options, which vest only after the market price of the stock exceeds a target price greater than the market price on the grant date. We will support these resolutions.

Salary Freeze During Layoffs

Layoffs are generally undertaken as cost-saving measures designed to improve profits and increase the company’s long-term competitiveness. However, increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company’s culture, and indicative of poor corporate governance. We will support resolutions that require companies to freeze the salaries of corporate officers during layoffs and/or until the positive benefits of the layoffs are demonstrated.

Stock Option Expensing

The use of stock options that are not expensed can lead to distorted earnings reports and excessive use of stock options for executive compensation. We will oppose the use of stock options where they are not fully expensed, and support shareholder proposals calling for companies to expense stock options in the company’s annual income statement.

Mergers and Acquisitions — In General

Many studies have concluded that a sizable majority of mergers and acquisitions fail to deliver shareholder value. Nevertheless, shareholders overwhelmingly approve most mergers and acquisitions. At the same time, significant mergers and acquisitions may entail serious social and environmental risks. For this reason, we will review the potential social and environmental costs of any merger or acquisition along with purely financial considerations. Although mergers and acquisitions may offer financial, and even social and environmental, benefits, their tendency to under perform, and their potential to do harm, creates the need for special scrutiny on a case-by-case basis.

We will oppose any merger or acquisition whose resulting company would not qualify for inclusion in our Funds’ portfolios based on their line of business (for example, we would oppose the acquisition of a portfolio holding by a tobacco manufacturer). We will also generally oppose mergers that involve a two-tiered stock offer. When evaluating mergers and acquisitions, in addition to the business case for the deal, where information is available, we will generally consider the following factors:

•	The relative social and environmental performance of the two companies
•	The impact of the merger on employees, including layoffs and proposed post-merger investments in human resources
•	Whether this is a hostile acquisition of a company with a substantially unionized workforce by a company with a non-unionized workforce
•	The acquiring company’s plans for cultural integration of the two companies
•	The acquiring company’s history of acquisitions
•	Executive and board compensation packages tied to successful completion of the merger
•	Change in control provisions in executive employment contracts triggered by the merger

•	Conflicts of interest
•	Corporate governance changes as a result of the merger

In certain industries, such as media, banking, agriculture, telecommunications, and pharmaceuticals, we will consider with caution mergers that will create notably high levels of industry concentration, and may weight such considerations heavily in our decision-making. In some cases, considerations of industry concentration may be the decisive factor.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires an advisory vote on “golden parachute” arrangements for Named Executive Officers (NEOs) in conjunction with an acquisition, merger, consolidation or proposed sale. We will review these proposals on a case-by-case basis.

Mergers and Acquisitions — Impact of Merger

Shareholders have requested companies to present a report on the impact a merger or acquisition has on employment levels, director and executive compensation, philanthropic commitment, and company products. For example, in the case of a bank merger, shareholders have asked what effect the merger will have on community reinvestment activities (CRA). We will support these resolutions.

Mergers and Acquisitions — Shareholder Approval

Some shareholders have sought to require submission to shareholders of any merger or acquisition, regardless of size. While mergers and acquisitions that decisively change a company’s character should be submitted to its owners for approval, we will oppose all-inclusive resolutions since they are both impractical and entail an unnecessary expense.

Proxy Voting — Confidential Ballot

Many companies’ proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure. Shareholders have asked that proxy voting be kept confidential, except in those limited circumstances when the law requires disclosure. We will support these resolutions.

Proxy Voting — Supermajority Votes

A company may propose a bylaw requiring that certain types of shareholder resolutions receive a supermajority — sometimes as much as 80% of the vote — to be adopted. We will oppose these resolutions.

We will vote against proposals giving the board exclusive authority to amend the bylaws, and will support proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments as well as for mergers and other significant business combinations.

Reincorporation

When a corporation seeks approval from its shareholders to reincorporate into a different jurisdiction, we will review management’s rationale, and consider such proposals on a case-by-case basis. Occasionally, a corporation will seek to reincorporate in order to reduce its tax burden, or to shield itself from shareholder or consumer lawsuits. We will oppose reincorporation into jurisdictions that serve as tax shelters, such as Bermuda, or that significantly reduce legal rights for shareholders and other corporate stakeholders. We will support shareholder proposals to reincorporate corporations from such jurisdictions.

Shareholder Proposals — Identification of Proponents

Shareholders have asked that management fully identify proponents of all shareholder resolutions. We will support these resolutions.

Shareholder Proposals – Simple Majority Vote Counting Standard

Responsible investors submit a wide array of binding and non-binding shareholder proposals to corporations. Companies routinely announce the voting results of these proposals at their annual meetings, and then report the raw data in an 8-K. Companies are not currently required to count the votes for all proposals according to a consistent simple majority vote standard. Instead, many companies count abstentions as votes against the proposal, often dramatically reducing the reported results. In some cases, true majority votes have been portrayed at the annual meeting as having failed to achieve a majority. This creates confusion among shareholders, with one outcome that the company reports to shareholders and the press, but an entirely different outcome mandated by the SEC for determining a proponent’s eligibility to resubmit a proposal. Although this confusion can be cleared up by re-calculating the vote results based on the raw data provided in the 8-K, the vote announced at the annual meeting is generally the result that is picked up by the press. This diminishes the message shareholder proponents and voters intend to send to management and the board. Many shareholders use abstentions to send a particular signal to management. It is not their intent that such votes be counted against the proposal. We believe companies and shareholders would benefit from a uniform simple majority standard.

We support proposals asking companies to adopt a simple majority vote-counting standard for shareholder proposals, whether in the form of not including abstentions in the formula, or in the form of removing supermajority requirements that are not either approved by shareholders, or mandated by regulation.

Shareholder Rights & Defenses

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

We will vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;
•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
•

Governance features such as the shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

We will generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Takeover — Employee Stock Ownership Plans (ESOPs)

ESOPs should promote active employee ownership. However, some companies have proposed ESOPs as a way to park stock to avoid a takeover. We will oppose ESOPs not intended and designed to promote active employee ownership.

Takeovers — Stock Issuance

Management may seek authorization to issue stock in an effort to avoid a takeover. We will oppose these resolutions.

CAPITAL STRUCTURE

We will vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

We will generally vote against dual class capital structures. We will support proposals seeking the approval of a recapitalization plan for all stock to have one vote per share.

We will vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Share Buybacks

We will generally support shareholder proposals to increase disclosure to investors about how share buyback decisions are made, and by whom, as well as how potential conflicts of interest are managed.

SOCIAL AND ENVIRONMENTAL ISSUES

GENERAL

Sustainability Reports

Concerned investors increasingly believe that the long-term financial health of a corporation is tied to the economic sustainability of its workers and the communities in which they operate, source, and sell their products. Consequently, these investors have sought to analyze corporate financial, social, and environmental performance, and have asked corporations to prepare sustainability reports detailing their firms’ records in these areas. Some shareholders have requested that companies prepare such reports using the sustainability guidelines issued by the Global Reporting Initiative (GRI). We will support resolutions requesting these reports.

Anti-Corporate Social Responsibility (CSR) Proposals

In recent years, a handful of shareholders have filed proposals modeled on sustainability reporting and political contributions reporting resolutions submitted by social investors. Although the “resolved” clause of these proposals is often very similar—if not identical—to proposals we would generally support, the “whereas” clauses generally advance a very different agenda, calling into question, for example, a company’s efforts to address climate change. Where such proposals request “charitable contribution reports”, prohibit or impose criteria on charitable giving, or require shareholder ratification of charitable grants, we will oppose them as their intent is clearly to limit corporate philanthropy, and because we have generally not had any difficulty obtaining basic information about a company’s charitable giving. Where these proposals seek sustainability reports, we will generally abstain or oppose the proposal, carefully considering the message a vote against a “sustainability report” proposal may send to the company. In general, we view such “anti-social” proposals with skepticism, and will generally oppose them, based on a review of the proposal.

COMMUNITY

Access to Pharmaceuticals — Disclosure of Incentives to Pharmaceutical Purchasers

Drug companies have provided doctors, pharmacy benefit managers, and other pharmaceutical purchasers rebates, payments, and other incentives to purchase their drugs. These incentives are often hidden, and are therefore not passed on to patients. Shareholders have called on pharmaceutical companies to issue reports disclosing the extent and types of incentives they use to influence pharmaceutical purchasers to select their drugs. We will support these resolutions.

Access to Pharmaceuticals — Ethical Criteria for Drug Patent Extensions

Patents on “me too” drugs – modified or identical versions of existing drugs - extend the time it takes for generic drugs to come to market, which are lower in cost but equally effective alternatives to brand names. Shareholders have called into question the ethics of effectively extending the patents on existing drugs, and are concerned about the negative effects of this practice on their companies’ reputations and on consumers’ access to needed treatments.

We will support resolutions asking companies to develop ethical criteria for the extension of patents on prescription drugs and to issue reports on the implications of such criteria.

Cable Companies and Pornography

The availability and the level of graphic, sexually explicit, and/or obscene content on cable channels is expanding. This “mainstreaming” of pornography has become a source of serious concern for some shareholders on both social and financial grounds. Among other things, shareholders have asked cable companies to do the following:

•	Outline the business case for their increasing distribution of pornography
•	Review policies governing content decision-making for cable operations
•	Assess the potential legal issues and financial liabilities posed by possible violations of local obscenity laws and lawsuits from individuals and communities

We will support these resolutions.

Citizen Initiatives — Noninterference by Corporations

According to the Supreme Court, large corporations have a constitutional right to participate in initiative campaigns. However, their financial contributions can and do defeat citizen initiative campaigns for environmental protection, recycling, sustainable resource use, and right to know laws. Shareholders have asked corporations to refrain from contributing to initiative campaigns unless a competitor would gain a competitive advantage from it. We will support such resolutions.

Confidentiality of Personal Information

A variety of high profile data breaches has made cyber-security a key financial and social issue. Some shareholders have called on companies to report on policies and procedures to ensure all personal and private customer information remains so even when business operations are outsourced overseas, contracted, or subcontracted. We will support these resolutions.

Corporate Welfare

Corporate welfare, according to a Time magazine article on the subject, is “any action by local, state or federal government that gives a corporation or an entire industry a benefit not offered to others.” Government officials, business leaders, shareholders, and others worry that corporate welfare leads to unfair market competition and softens the ability of American businesses to compete. We will support resolutions that ask corporations to report the corporate welfare benefits they receive.

Corporate Tax Avoidance

According to the IRS, the United States loses as much as $30 billion annually from corporations that avoid taxes through the use of tax havens. The IRS has also documented how banks as well as investment companies, lawyers, and stockbrokers help clients avoid millions of dollars in taxes by setting up shell companies offshore. U.S. multinational corporations are increasingly attributing their profits to offshore jurisdictions. Globally, the grand total of wealth held offshore has been estimated at $11.5 trillion. Oxfam has noted that “developing countries could be missing out on tax revenues of at least US$50 billion a year; roughly equivalent to the global aid budget.”

Shareholders have filed resolutions with financial institutions seeking a report on policies that are in place to safeguard against the provision of financial services for corporate or individual clients that enables capital flight and results in tax avoidance, and to companies seeking disclosure of the policies and procedures that guide the company’s global tax strategies. We will support these proposals.

Equal Credit Opportunity

Access to capital is essential to participating in our society. The Equal Credit Opportunity Act prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, and the like.

Shareholders have asked for the following:

•	Reports by credit card issuers evaluating credit card marketing, lending and collection practices and the impact these practices have on borrowers in order to avoid engaging in predatory practices.
•	Reports on lending practices in low/moderate-income or minority areas and on steps to remedy mortgage-lending discrimination.
•	The development of fair lending policies that would ensure access to credit for major disadvantaged groups and require annual reports to shareholders on their implementation.
•	The development of policies to ensure that the firm does not securitize predatory loans.
•

Specific actions to prevent predatory lending. (The subprime lending industry was a key component of the financial meltdown of 2008, and has historically been the subject of widespread criticism for systemic abuses known collectively as predatory lending. Predatory lending includes the charging of excessive rates and fees, failing to offer borrowers with good credit interest rates that reflect their sound credit records, requiring borrowers to give up their full legal rights by agreeing to mandatory arbitration as a condition of receiving the loan, and paying large prepayment penalties that make refinancing loans prohibitively expensive. These practices have disproportionate impact on low-income, elderly, and minority borrowers.)

•	The application by nonfinancial corporations, such as auto companies, of Equal Credit Opportunity Act standards to their financial subsidiaries.
•	The application of domestic Community Reinvestment Act standards to emerging market countries.

We will support these resolutions.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to moderate-income communities or individuals to foster, among many things, small businesses and farms, affordable housing, and community development banks and credit unions. Shareholders have asked for reports outlining how insurers could implement an ETI program. We will support these resolutions.

Land Procurement

Retail firms, particularly “big-box retailers,” can have a significant negative impact on local communities, permanently altering the character of the community’s economy and environment. Controversies that arise as a result may negatively impact the company’s reputation and ability to attract consumers. We will support shareholder proposals asking such companies to develop socially and environmentally sensitive land-procurement policies, and to report to shareholders on their implementation.

Occasionally corporations locate facilities on sites of archeological or cultural importance. Local citizens often protest such plans. Shareholders have asked companies to do the following:

•	Prepare a report on the impact of their plans in culturally sensitive sites
•	Develop policies that would ensure the preservation of communities cultural heritage and the natural environment
•	Consult with affected communities on development plans
•	Maintain high ethical standards when working with governments and partners
•	Cease their operations on these sites once operations have begun

We will support these resolutions.

Lower Drug Prices

Millions of Americans have severely limited or no practical access to crucial prescription drugs because they are either uninsured or underinsured. In addition, shareholders have criticized pharmaceutical companies for using a two-tiered pricing system through which retail purchasers are charged significantly more for drugs than are group purchasers like HMOs and federal government agencies. As a result, the underinsured and uninsured must often pay higher prices for the same drugs than their adequately insured counterparts. We will support resolutions asking companies to report on price restraint policies for pharmaceutical products, and will generally support, on a case-by-case basis, resolutions asking for companies to implement price restraint policies. We will support proposals seeking reports to allow investors to understand the factors pharmaceutical companies use to determine price increases for their drugs. Minimum Wage Principles

Until the early 1980s, an annual minimum-wage income—after adjusting for inflation—was above the poverty line for a family of two. Today, the federal minimum wage of $7.25 per hour, working 40 hours per week, 52 weeks per year, yields an annual income of only $15,080, well below the federal poverty line for families.1

A minimum wage below the poverty line constitutes an unfair method of competition which burdens business by depressing sales, undermining productivity, increasing worker turnover and leading to labor disputes.

We will support proposals asking companies to adopt principles for minimum wage reform, which recognize that a sustainable economy must ensure a minimum standard of living necessary for the health and general well-being of workers and their families; and the minimum wage should be indexed to maintain its ability to support a minimum standard of living; and to allow for orderly increases, predictability and business planning. We will also support proposals asking companies to report on their response to wealth inequality in our society.

Opioid Risks

Shareholders have asked companies involved in the manufacture, sale or distribution of opioids to disclose information about how the board of directors monitors opioid-related risks, including whether these risks have been designated a “material” issue for sustainability reporting and risk management purposes, and how such risks are incorporated into executive compensation arrangements.

We will support such proposals.

Over-The-Counter (OTC) Derivatives Risk

The use of complex derivatives instruments were a key factor in the financial crisis of 2008. Prior to the crisis, some shareholders sought to evaluate the credit risks associated with exposure to the derivatives market by filing proposals requesting financial companies to provide adequate disclosure of the collateral for over-the-counter derivatives. We will support these resolutions.

Political Contributions, Lobbying Activities and Nonpartisanship

The Supreme Court’s decision in Citizens United v. Federal Election Commission dramatically increased concerns relating to undisclosed corporate spending to influence elections, by sweeping away all limitations on corporate ‘independent expenditures,’ allowing companies to finance advertisements supporting or opposing particular candidates. These payments can be funneled through trade associations and other tax exempt entities that are not required to disclose the sources of their funding.

State regulations regarding political contributions vary widely, and it can be very difficult, if not impossible, to obtain an accurate picture of a corporation’s political involvement. Corporate contributions to entities organized under Section 527 of the Internal Revenue Code, for example, are not required to be disclosed by the corporation, and may present significant risks to shareholder value when these contributions end up supporting causes that contradict corporate policies, or are inimical to shareholder interests.

In addition, corporate contributions to industry trade associations and similar entities that engage in political activity raise additional concerns. These organizations generally do not disclose their membership or the source of their funding. Increasingly, these organizations have taken radical positions, forcing individual corporations to distance themselves from their own representatives. In addition, companies do not always receive full disclosure from the trade associations to which they contribute. Corporate involvement in state judicial races, think-tanks, and other political organizations have also raised concerns. These activities present a broad range of legal, political and

[1]	http://www.epi.org/publication/minimum-wage-workers-poverty-anymore-raising/

reputational risks to companies. We are also concerned that corporate political spending may be creating systemic risks to our economy and our political system.

Shareholders have asked boards of directors to establish oversight of corporate political contributions, to establish corporate political contributions guidelines, to publicly disclose all political contributions made from the corporate treasury, including payments to trade associations and other tax-exempt entities, to disclose the business rationale for the company’s political involvement and the public policy positions taken by the company, and to produce reports detailing the use of corporate resources for political purposes. We will support these resolutions.

We will also support similar proposals seeking transparency in corporate lobbying expenditures.

We will also support proposals advancing principles of corporate nonpartisanship: for example, requesting corporations to refrain from using corporate treasury funds to influence the outcomes of elections or ballot initiatives; or for other partisan political activities, or compelling their employees to contribute to or support particular causes.

Public Interest Obligations

The Federal Communications Act of 1934 requires media companies utilizing the publicly owned airwaves to act as a public trustee, and to fulfill a public interest obligation. Shareholders have asked media companies to report on their activities to meet their public interest obligations. We will support such proposals.

Quality of Healthcare

Many communities are increasingly concerned about the ability of for-profit healthcare institutions to provide quality healthcare. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care. We will support these resolutions.

Redlining

“Redlining” is the systematic denial of services to an area based on its economic or ethnic profile. The term originated in banking, but the same practice affects businesses as different as insurance companies and supermarkets. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining.

Shareholders have also asked insurance companies to develop “fair housing” policies that would assure adequate homeowner insurance protection in low-income neighborhoods. We will support these resolutions.

DIVERSITY

Note: See also “Board of Directors — Diversity” in our Corporate Governance section.

Equal Employment Opportunity and Affirmative Action Report

All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include the following:

•	A chart identifying employees by sex, race, and the various job categories defined by the EEOC
•	A description of affirmative action policies and programs in place
•	The company’s Form EEO-1 disclosure report
•	A report on the percentage of hires during the previous year who were persons with disabilities
•	A description of programs designed to increase the number of women and/or minority managers
•	A description of programs designed to increase the number of persons employed with disabilities
•	A description of how the company is working to eliminate “glass ceilings” for female and minority employees
•	A description of policies and goals to reduce the gender pay gap
•	A report on any material litigation facing the company concerning diversity-related controversies

•	A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers
•	A description of programs directing the purchase of goods and services from minority- and/or female-owned businesses

We will support these resolutions.

Equality Principles on Sexual Orientation

In 1995, a coalition of advocacy groups and businesses, primarily in financial services, developed the Equality Principles on Sexual Orientation. The principles call on companies to do the following:

•	Adopt written prohibitions against discrimination in employment based on sexual orientation
•	Recognize and grant equal status to employee groups formed to address sexual orientation issues in the workplace
•	Include sexual orientation issues in diversity training
•	Grant spousal benefits to domestic partners, regardless of sexual orientation
•	Refrain from using negative stereotypes of sexual orientation in advertising
•	Practice nondiscrimination in the sale of goods and services and the placement of advertisements

Shareholders have asked for reports on the implementation of the Principles. We will support these resolutions. We will oppose shareholder proposals asking companies to remove the words “sexual orientation” from their non-discrimination policies.

Pay Equity

Historically women have not received comparable wages for comparable work in many sectors of our economy, although national legislation requires that they be comparably compensated. Shareholders have asked for reports that companies undertake studies to assure that all women and minorities are paid comparably with their counterparts. We will support these resolutions.

Racial Stereotypes in Advertising

Racial stereotyping persists in advertising and team logos, including the Washington Redskins, and the Cleveland Indians’ “Chief Wahoo.” Shareholders have asked companies to display more sensitivity toward the images they present. We will support these resolutions.

ENVIRONMENT

Note:    See also “Board of Directors—Establish Board Committee on Human Rights or Sustainability” in our Corporate Governance section.

Animal Welfare

Shareholders have asked restaurants and other corporations to adopt animal welfare standards for their operations and suppliers worldwide, and to report these standards, and their progress towards implementing these standards, to shareholders. Shareholders have also filed proposals addressing the practice of “battery cages”, asking supermarkets and other firms to adopt policies to purchase cage-free eggs. We will support these resolutions.

We will examine resolutions asking companies to eliminate animal testing on a case-by-case basis, considering the industry and the purpose of the testing, and whether viable alternatives exist. We will generally support resolutions that ask companies to phase out unnecessary testing, and will support resolutions calling for more humane forms of slaughter, such as “controlled atmosphere killing.”

Chemical Safety

There is rising public awareness and concern about toxic chemicals in consumer products and in the environment. Governments in Europe and elsewhere are acting to restrict the use of toxic chemicals that remain in the environment for long periods, accumulate over time, or are associated with such health effects as cancer, mutations, birth defects, neurological disorders, and learning disabilities (such as Mercury, PVCs, and Phthalates, described below). Companies face increased risk of market exclusion, damage to their reputation, interruption of supply chains, and potential lawsuits as a result. To protect and enhance shareholder value, companies should know what toxic chemicals are in their products, and work to lower toxic hazards and their associated costs.

Shareholders have asked companies to do the following:

•	Phase out specific chemicals of concern that are used in their products where safer alternatives are available, or report on the feasibility of doing so
•	Report on the expected impact on their business of chemical regulation and emerging scientific findings
•	Disclose their policies for identifying, handling, and marketing products containing potentially hazardous chemicals, and for seeking safer substitutes for these chemicals
•	Reformulate products globally to meet the most stringent national or regional standards for toxic chemicals of high concern applicable to those products.
•

To comply with actions sought by the Campaign for Safe Cosmetics, including conducting an inventory of products containing chemicals of concern, proactively seeking safer alternatives, and public reporting on these efforts

We will support these resolutions.

Mercury-Containing Devices

Mercury, a bioaccumulative neurotoxin contained in such devices as thermometers and sphygmomanometers, poses a significant threat to public health. We will support resolutions asking corporations to phase out their production and/or sale of mercury-containing devices.

Nanotechnology Safety

Nanomaterials are molecular-sized materials – much smaller than the head of a pin or a human hair – increasingly used in consumer products. Because of their extremely small size, these materials may easily enter the bloodstream when inhaled or swallowed, and possibly when applied to the skin. Shareholders, including Domini, have filed proposals seeking reports on the use of nanomaterials, which may pose certain risks to human health. We will support these proposals.

PVCs (Polyvinyl Chloride Plastics), Phthalates

PVCs are environmentally hazardous throughout their life cycle (production, use, and disposal). Dioxin, a known human carcinogen, is created during the production of PVC feedstocks, as well as when PVCs are burned in waste incinerators. Among other things, dioxin has been linked to endocrine disruption, reproductive abnormalities, neurological problems, and infertility in humans and animals. In addition, large amounts of chemicals called “phthalates” are used to manufacture flexible PVC products. A commonly used phthalate plasticizer called di-ethylhexyl-phthalate (DEHP) is a probable reproductive toxicant, as well as a toxicant of the liver and kidney.

PVCs are the primary component in 25% of all medical products. These include IV, blood, and enteral feeding bags; oxygen tubing and masks; dialysis tubing; enteral feeding tubes; examination gloves; and sterile packaging. Many non-PVC medical supplies (IV bags, gloves, plasma collection bags, and containers) are currently available and others (tubing, film for collection bags, and blood bags) are under development. We will support resolutions asking companies to phase out the manufacture of PVC- or phthalate-containing medical supplies where safe alternatives are available.

PVCs are also extensively used in building materials such as furniture and floor coverings. We will support resolutions asking companies to report on the risks, financial costs and benefits, and environmental and health impacts of the continued use of PVCs in these types of products.

Greenhouse Gas Emissions and Climate Change

In light of the severe climate-changing effects of greenhouse gas emissions from companies’ operations and products, shareholders have asked companies in a wide variety of industries, including electric utility, oil, real estate, and manufacturing to report on these emissions (using widely accepted formats such as the CDP) and their progress towards reducing them, and to report on how the company is responding to rising regulatory, competitive, and public pressure to significantly reduce carbon dioxide and other greenhouse gas emissions.

Companies have also been asked to tie executive compensation to progress in this area. In addition, oil companies have been asked about their progress toward developing renewable energy sources, and their efforts to comply with climate regulation, oil and gas companies have been asked to report and set targets for reduction of methane emissions in their operations due to intentional venting of natural gas or leakage, while electric utility companies have been asked to report on their progress in helping ratepayers conserve energy and in using benign sources of electricity to reduce CO2 emissions. Shareholders have also asked property and casualty insurance industry firms to report on their exposure to potentially catastrophic risks from natural disasters brought on by worldwide climate change. Increasingly, shareholders, including Domini, are asking companies to set “science based” greenhouse gas reduction targets. We will support these resolutions.

Environmental Hazards to Community

The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates. Shareholders have asked companies to make information about these risks available to enable surrounding communities to assess a facility’s potential impact. We will support these resolutions.

Serious concerns have been raised about the practice of hydraulic fracturing to extract natural gas from shale deposits deep underground. Often, communities are not adequately apprised of potential risks to water and air, and are not provided adequate information during these operations. We will vote for proposals seeking greater transparency on the practice of hydraulic fracturing and its associated risks to both communities and investors.

Environmental Reports

Shareholders have asked companies to prepare general reports describing company programs, progress, and future plans with respect to the reduction of the company’s environmental impacts. Some requests have focused on specific environmental problems, such as hazardous waste sites, pesticide sales and use, deforestation or seafood sourcing. Shareholders have also asked for reports on the environmental and occupational standards that companies require of their suppliers and vendors. We will support these resolutions.

Environmental Standards for International Electronics Industry Subcontractors

The manufacture of semiconductors requires extensive use of toxic chemicals and the use and discharge of large amounts of water. Shareholders have asked certain large U.S. electronics products companies to report on their policies for monitoring the environmental records of their major overseas suppliers. We will support these resolutions.

Forestry Practices

According to the United Nations, forests are rapidly declining at a rate of 33 soccer fields per minute. Endangered forests are home to nearly 50% of the world’s species and 200 million indigenous people worldwide. These forests store extensive amounts of carbon and are critical to mitigating the effects of climate change.

The forest products industry is the largest industrial consumer of endangered forests. Many forests are unnecessarily threatened by industrial logging to meet the demand for paper products that are often used once and discarded.

Stemming this tide of destruction requires a change in how forests are managed, while also looking for opportunities to decrease paper use and increase recycled content. Companies can ensure that their wood products are harvested from sustainably managed forests by purchasing wood or wood fiber bearing the Forest Stewardship Council (FSC) seal. The FSC, a third-party auditor, offers the only independent certification system in the world accepted by the conservation, aboriginal, and business communities. FSC certification recognizes forestry operations that adopt environmentally and socially responsible practices. In addition, virgin tree fiber from logging operations certified to FSC standards is increasingly available.

Shareholders have asked companies to review their policies on the sale of products containing material from old-growth or virgin forests to develop and implement comprehensive policies prohibiting the harvest and trade in products from old growth and endangered forests, to phase out the use of paper from these sources, to report on the feasibility of phasing out the use of non-FSC certified wood products, to increase the use of recycled material, and to report generally on their progress toward implementing sustainable forestry policies. We will support these resolutions.

We will also support resolutions seeking reports on the company’s forestry practices and use of certification schemes. Domini was an early endorser of the Forest Footprint Disclosure Project , now part of CDP (formerly known as the Carbon Disclosure Project), and will support efforts to encourage companies to complete the annual CDP forestry survey regarding exposure to certain key commodities that are linked to deforestation. These commodities include timber, soy, beef, palm oil and biofuels. We will also support proposals asking companies to set appropriate policies to avoid contributing to deforestation and human rights abuses through the sourcing of these commodities, and to produce reports on the implementation of these policies.

Genetically Engineered (GE) Agricultural Products

There is growing concern that GE foods may be harmful to humans, animals, or the environment. There is also concern that any detrimental impact on public health and the environment resulting from these foods may expose companies to substantial financial liabilities. Shareholders have asked companies to delay marketing GE foods until testing proves these products to be safe over the long term. They have also asked companies that are currently marketing GE products to (1) label them as such; (2) adopt a policy to phase them out; (3) report on the financial and environmental costs, benefits, and risks associated with the production and consumption of these products; (4) report on the company’s internal controls related to potential adverse impacts associated with GE organisms and/or (5) report on the feasibility of phasing them out, unless long-term testing proves them safe to humans, animals, and the environment. We will generally support these resolutions, reviewing resolutions related to 1 and 2, above, on a case-by-case basis.

Mining or Exploration and Production in Certain Environmentally Sensitive Regions

Certain regions, such as the Arctic National Wildlife Refuge, the Boreal Forest or the Okefenokee National Wildlife Refuge, are particularly environmentally sensitive. Shareholders have asked natural resource extraction companies to adopt a policy of not exploiting these regions. We will support these resolutions.

Paper Production and Use — Chlorine Bleaching

The insatiable demand for paper has led to clear-cutting of forest for pulp and the use of chlorine bleaching to achieve whiteness in the end product. As both these practices have dire environmental consequences, shareholders have asked paper manufacturers to report on plans to phase out the production of paper using these processes. In addition, shareholders have also asked companies to report on steps taken to eliminate the use of chlorine bleaching in the production of their products. We will support these resolutions.

Pollution Prevention, Recycling, and Product Life-Cycle Responsibility

Implementation of pollution-prevention and recycling programs results in clear benefits to corporations, shareholders, and the environment. Shareholders have asked corporations in environmentally risky industries to adopt a policy requiring each major facility to conduct an annual review of pollution-prevention measures. Shareholders have also asked companies to adopt and report upon plans for the virtual elimination from their operations of certain pollutants that cause severe environmental harm. Others have asked corporations to increase the use of recycled materials in their production processes and/or to implement a strategy encouraging consumers to recycle company products. In addition, shareholders are increasingly asking companies to commit to taking responsibility for the environmental impact of their products during their entire life cycles and to report on the initiatives they use to achieve this objective. We will support these resolutions.

Renewable Fuels and Energy Efficiency

Burning coal and oil contributes to global climate change, acid rain, deteriorating air quality, and related public health and environmental problems. In addition, the use of nonrenewable fuels such as oil and coal is, by definition, an unsustainable business practice. Corporations can significantly reduce their negative impact on the environment by implementing more energy-efficient manufacturing processes and marketing more energy-efficient products. They may also do so through creating products and manufacturing processes that utilize renewable energy sources, several of which are currently cost-competitive. In addition, energy companies can help by increasing their investments in the development of renewable energy sources.

We will support resolutions asking corporations to develop products and operations that are more energy-efficient and/or that rely on renewable fuel sources. We will also support resolutions asking energy companies to increase their investments in the development of renewable energy sources.

Risks Linked to Water Use

There is a need for long-term corporate water use strategies. Corporations are exposed to the following risks linked to water use:

•	Increasing water costs
•	Increasing competition for water supplies
•	Conflicts with local communities over water rights
•	Risk of disruption of water supplies and its impact on business operations

In particular, social investors are concerned with companies involved in the bottled-water industry. These companies risk the potential of being involved in water rights disputes with local communities. We will support resolutions requesting companies to report on the business risks associated with water use and its impact on the corporation’s supply chain, and steps taken to mitigate the impact on water supplies of communities near company operations.

HUMAN RIGHTS

Note:    See also “Board of Directors—Establish Board Committee on Human Rights or Sustainability” in our Corporate Governance section.

Affordable HIV/AIDS, Tuberculosis, Malaria, and Other Drugs for Developing Countries

The vast majority of the millions of living with HIV/AIDS reside in developing countries. Tuberculosis (TB), a disease that is frequently a complication of AIDS, claims approximately 2 million lives annually and is the world’s leading infectious killer. Malaria similarly claims approximately 1.1 million lives.

Shareholders have called on pharmaceutical companies in industrialized nations to develop and implement a policy to provide HIV/AIDS, TB, malaria, and other drug treatments in ways that the majority of people affected by these diseases in developing countries can afford. These resolutions are intended to help provide relief to developing countries that are gravely suffering from these epidemics and to protect the intellectual property of their companies’ products in order to ensure their long-term profitability. We will support these resolutions.

AIDS, Tuberculosis, and Malaria — Impact on Operations

According to UNAIDS, the Joint United Nations Programme on HIV/AIDS, in 2004, 39.4 million people were infected with HIV, and 3.1 million died from the disease. While two thirds of global HIV cases remain in sub-Saharan Africa, infections are rising in every region of the world. In addition, tuberculosis kills 2 million people per year, and malaria an additional million. India and Russia have the steepest increases in HIV infection and are highly exposed to malaria and tuberculosis, respectively. UNAIDS stated that in order to achieve sustainable development in these regions, both the government and the private sector need to address the local AIDS epidemic. The private sector can do so through the provision of comprehensive workplace health coverage, counseling, testing, and treatment programs. In addition, the HIV/AIDS, tuberculosis, and malaria pandemics may have a profound impact on companies that produce products essential to combating infectious diseases, and companies with significant operations in affected areas. We will support resolutions that call for corporate reports on the impact of these diseases on corporate operations in affected areas.

Child Sexual Exploitation

Each year more than two million children are exploited in the global commercial sex trade, some of them as young as 5 years old, with an average age of 14. Child sex tourism is the practice of foreigners sexually exploiting children in another country. It is an organized multibillion-dollar industry that includes tour guides, websites, and brothel maps. Problem countries include Cambodia, Thailand, Costa Rica, Mexico, Dominican Republic, Brazil, India, and others. In 2003, ECPAT, the World Tourism Organization, created a “Code of Conduct for the Protection of Children from Sexual Exploitation in Travel and Tourism” with funding from the United Nations.

Shareholders have filed resolutions asking companies involved in providing tourism services, including hotels, to adopt a policy prohibiting the sexual exploitation of minors on company premises in line with the ECPAT code, and to report to shareholders on the implementation of this policy. We will support these proposals and similar proposals seeking to protect children from other forms of sexual exploitation.

Choosing Where and How to Do Business (Country Selection Criteria)

Companies choose where they will do business, where they will operate their factories, where they will subcontract their work or buy finished goods, and where they will extract natural resources. Shareholders have asked companies to develop guidelines for these choices that include consideration of prevailing human rights conditions in that country, and to report on their due diligence process and metrics for measuring and reducing these risks. They have also asked companies to report on their relationships with individual governments that have poor human rights records, and on their operations in countries suspected of supporting terrorism. We will support these resolutions.

Because companies do not generally disclose all of the countries from which they source product, we will also support proposals seeking disclosure of all countries that represent more than 5% of a company’s global spend.

Financial Services Firms

Global financial institutions play a critical role in ensuring the economic stability of local and national economies, providing financing for a wide variety of development projects and ensuring access to credit for individuals and institutions large and small. They have therefore been the subject of serious attention by concerned investors seeking to achieve a more just and sustainable economic system. For example, Amnesty International and others filed proposals with banks seeking policies to address the genocide in Darfur. These proposals ask these firms to issue reports on how their investment policies address or could address human rights issues.

Financial institutions have also received proposals seeking more complete disclosure to allow investors to understand the bank’s exposure to structured investment vehicles, structured securities, and conduits, and its policies to manage these risks.

Banks have been asked to incorporate social and environmental standards into their underwriting criteria, to adopt environmental commitments, such as the Equator Principles, and to address their impact on climate change by ending financing or investment in mountaintop removal mining, construction of coal-fired plants or the coal industry generally.

We will support these proposals.

International Lending and Economic Development

Programs enforced by the IMF and World Bank are supposed to help developing countries repay loans, but considerable evidence indicates their effects have included the following:

•	Encouraging capital flight from less economically developed countries
•	Eroding human and natural resources
•	Encouraging the inefficient use of capital
•	Decreasing spending for health, education, and housing
•	Undermining a country’s long-term capacity to repay its debts

To help remedy these matters, shareholders have asked financial services companies to develop criteria for the evaluation, support, and use of intermediaries capable of promoting appropriate development in emerging economies. Others have asked for the disclosure of the criteria used in extending loans to developing countries so as to avoid adding to their $1.3 trillion debt to industrialized countries. Shareholders have also asked companies to cancel debts owed to them by developing countries, particularly those designated as Heavily Indebted Poor Countries by the World Bank and the IMF. Still others have asked for information on structural adjustment programs. We will support these resolutions.

Money Laundering

In order to prevent money laundering, shareholders have asked financial institutions not to engage in financial transactions, including no correspondent or payable-through accounts, for any financial institution that is not willing to provide the identity and address of the participants in transactions or relationships or the identity of the beneficial ownership of funds. We will support these resolutions.

Global Companies — Standards of Conduct

Global manufacturing, resource extraction, financial services, Internet sector, and other companies face complex issues arising from the diverse cultures and political and economic contexts in which they operate. Shareholders have asked companies to develop, adopt, and continually improve codes of conduct to guide company policies, programs, and operations, both within and outside their countries of origin, and to publicly report these policies. Shareholders believe these codes should include policies designed to ensure the protection of the environment and human rights, including the payment of just wages, the maintenance of safe working conditions, the avoidance of child and forced labor, and the rights of freedom of association and collective bargaining. Shareholders often ask companies to adhere to policies that conform to the International Labor Organization’s Core Conventions, the United Nations Universal Declaration on Human Rights and the UN Guiding Principles on Business and Human Rights. Shareholders have also asked companies to investigate and report on particular human rights controversies they face. We will support these resolutions.

Supply Chain Standards

The outcry against the use of offshore sweatshops by U.S. retailers that began in the late 1990s, has many origins. Underlying those protests, however, is a common assumption: U.S. corporations have the power to alter the conditions under which their vendors operate. Shareholders have asked companies to adopt codes of conduct that incorporate, at a minimum, the core conventions of the International Labor Organization, and to report on these standards, focusing especially on the workers’ rights to organize and bargain collectively, overall working conditions, and worker compensation. They have also asked for (1) companies to use external, independent monitoring programs to ensure that their vendors comply with their standards; and (2) reports on companies’ efforts to implement and enforce their code of conduct. We will support these resolutions.

In an effort to ensure that migrant workers are protected from exploitation by unscrupulous labor brokers and other forms of forced labor, investors have asked companies to amend their codes and disclose specific remedial efforts taken to ensure that their global supply chain is free of forced or bonded labor, including any efforts to reimburse workers for recruitment fees that were paid. We will support these proposals.

Infant Formula

Nutrition researchers have learned that substitution of infant formula for breast milk increases health risks to children. Shareholders have asked companies that produce infant formula to endorse the WHO/UNICEF Code of Marketing for Breast-Milk Substitutes. We will support these resolutions.

Internet and Telecommunications Censorship and Surveillance

The growth of the Internet and mobile telecommunication services offers considerable opportunities for global broad-based wealth creation, including the advancement of human rights. Companies involved in providing these services and technology are playing a leading role in building global communities and sharing knowledge. We believe that government action to censor, monitor, isolate, and jail users of these technologies for exercising basic human rights outlined in the Universal Declaration of Human Rights threatens the ultimate realization of these benefits. We believe these actions also present significant barriers to growth for Internet and telecommunication sector businesses. As documented by Human Rights Watch and others, the presence of the Internet in repressive-regime countries can help dissidents and others stay informed about relevant political issues, and generally advance the cause of human rights.

In response to revelations that certain U.S. companies are complying with government requests to assist in their efforts to censor and monitor the Internet, which in some cases has resulted in the imprisonment of dissidents, Domini, Boston Common Asset Management, and Reporters Without Borders drafted a joint statement of investors in 2005 calling on Internet businesses to support freedom of expression worldwide (available at www.domini.com). Domini is also a founding member of the Global Network Initiative (www.globalnetworkinitiative.org), a multi-stakeholder initiative designed to assist companies and other stakeholders to oppose government demands that threaten freedom of expression and privacy on the Internet and telecommunication technologies.

Shareholders have filed a variety of resolutions on this issue. We will support those resolutions that advance principles of freedom of expression and privacy by asking companies to adopt policies and procedures to safeguard these rights, and to publicly report on their implementation, but will generally oppose resolutions that require that Internet and telecommunication sector companies pull out of repressive-regime countries.

Justice for Indigenous Peoples

Shareholders have asked natural resource extraction companies to report on their operations on indigenous lands and to address the impact and implications of their activities on both the land and the people. Shareholders have also asked these companies to cease operations on indigenous lands that have an adverse environmental, socioeconomic, or human rights impact on the local population. We will support these resolutions.

Mexico — Maquiladoras

Maquiladoras are facilities operated by U.S. companies just south of the U.S.-Mexico border. There, Mexican workers — paid a fraction of what U.S. workers would require to subsist — assemble parts made in the U.S. and ship the finished goods north. Shareholders may ask corporations’ management to do the following:

•	Initiate a review of their maquiladora operations, addressing issues such as environmental health and safety, or fair employment and wage practices, as well as standards of living and community impact
•	Prepare a report with recommendations for changes in light of the findings

We will support these resolutions.

Privacy Rights

Revelations that telecommunications and Internet firms provided access to customer phone records and communications data to the U.S. National Security Agency have prompted shareholders to ask companies to report on these practices, including steps the company is taking to protect its customers’ private records to ensure that such records are only released when required by law. We will support these resolutions.

Questionable Overseas Payments

U.S. corporations can provide valuable goods and services to developing countries that help them attain a higher standard of living. At the same time, corporations doing business in these countries must be certain they are not violating provisions of the Foreign Corrupt Practices Act that prohibit the accepting of bribes and other questionable payments. Shareholders have asked companies to audit their foreign contracts to ensure that no violations of the Foreign Corrupt Practices Act are occurring. We will support these resolutions.

MILITARISM AND VIOLENCE

Firearms Sales

Violence in the U.S. has increasingly become a major concern. Tens of thousands of Americans die annually due to gunfire, including many children. Restricting easy access to guns is one way of reducing the possibility of gun violence. We will support resolutions that ask certain mainstream retail companies to stop selling firearms and related ammunition, and to return all inventories and related ammunition to their manufacturers.

Violence in Children’s Programming and in Video Games

Children’s television programming can regularly expose children to numerous acts of violence. By the time children finish elementary school, on average they have watched 8,000 murders and 100,000 acts of violence. Shareholders have asked media companies and program sponsors for reports on standards for production and mechanisms for monitoring violent programming. We will support these resolutions.

In addition, researchers have raised concern that playing violent video games may lead to violent behavior among children and adolescents. Shareholders have asked retailers to report on their marketing policies for violent video games. We will support these resolutions.

Workplace Violence

The Bureau of Labor Statistics Census of Fatal Occupational Injuries has documented the significant number of fatal work injuries caused by intentional acts of violence, particularly for female workers. In keeping with the recommendations of the U.S. Occupational Safety and Health Administration, shareholders have asked corporations to develop violence prevention programs in the workplace. We will support these resolutions.

TOBACCO

Insurance and Healthcare Companies Investing in Tobacco

Shareholders have asked insurance and healthcare company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease, and property loss. Shareholders have also asked insurance companies and healthcare providers not to invest in the stocks of tobacco companies. We will support these resolutions.

Limitation on Tobacco Sales to Minors and Others

Shareholders have submitted proposals asking management of grocery chains, convenience stores, service stations, and pharmacies to implement programs to ensure that they do not sell tobacco products to minors, to restrict the promotion and marketing of tobacco products both in the U.S. and abroad, and/or to stop selling them altogether. We will support these resolutions.

Sales of Non-Tobacco Products to Tobacco Industry

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effects of ending these transactions or to stop immediately. Shareholders have also asked companies to study the health impact of certain products sold to the tobacco industry that become part of tobacco products. We will support these resolutions.

Smoke-Free Restaurants

Exposure to secondhand smoke from cigarettes can be harmful to the health of nonsmokers. Shareholders have asked restaurant companies to adopt a smoke-free policy. We will support these resolutions.

Tobacco Advertising

Tobacco is among the most heavily advertised products in the U.S. Shareholders have asked media companies that profit from cigarette advertising to do the following:

•	Develop policies and practices that would ensure that cigarette advertising is not manipulative or misleading
•	Voluntarily adopt the 1996 Food and Drug Administration regulations pertaining to tobacco advertising
•	Assure that tobacco ads are not youth-friendly
•	Assess the financial impact of refusing to run tobacco ads
•	Develop counter-tobacco ad campaigns funded from the revenues they receive from tobacco advertising
•	Prepare reports that address the media’s role in encouraging smoking, particularly among children

Shareholders have also asked media firms to review and report on the ways in which smoking is portrayed in films and television programming. We will support these resolutions.

Tobacco Smoke in the Environment

The hazards of tobacco smoke in the environment — particularly indoors — are well documented. Shareholders have requested that a company refrain from efforts to undermine legislation geared toward restricting smoking in public places and to adopt smoke-free policies. We will support these resolutions.

II.	Voting in Non-U.S. Markets

The general principles guiding Domini’s proxy voting practices apply globally, and we will seek to apply these Guidelines consistently in all markets. However, there are significant differences between the U.S. and other markets that may require Domini to modify the application of these Guidelines for certain non-U.S. markets. We will not, however, lower our standards to conform to local market practice. We will always seek to hold companies to best practices within their markets. Our policies, therefore, will serve as the baseline, but where local best practices exceed our policies, we will apply the higher standard.

Shareblocking and Other Obstacles to Voting

Certain countries impose “shareblocking” restrictions, meaning that a shareholder is prevented from trading shares for a period of time between the date of the deadline for submission of the vote and the annual meeting (these restrictions vary from country to country). Domini will seek to vote its shares for every holding in its portfolio. However, we will forego the opportunity to vote when, in our judgment, shareblocking restrictions could impair our ability to effectively manage our Funds’ portfolios.

In addition, due to particularly onerous procedural impediments in certain countries, we will not always be assured of our ability to vote our clients’ shares, and in certain circumstances may choose not to vote where we believe it may not be in our clients’ best interests to cast a vote. We may also miss opportunities to vote our shares when companies fail to provide information in a timely manner or when custodial or proxy advisory delays prevent us from voting our shares on time. We may also choose not to vote in certain markets that impose fees for voting proxies.

Availability of Information

The availability of information necessary to make informed voting decisions varies widely in non-U.S. markets.

It is common for European companies, for example, to seek shareholder approval of company financial statements. In many cases, however, companies fail to provide their financial statements in a timely manner. Although this is considered a “routine” matter, where we are being asked to approve a report that has not been received, we will vote against the proposal.

Where we are being asked to vote on an item where we have insufficient information to apply our guideline (such as auditor independence), we will abstain, unless it is clear market practice in that country to provide the required information, in which case we will vote against the proposal. As stated below, where we cannot determine the independence of a director, we will assume that director is not independent.

Bundled Proposals

Frequently, non-U.S. companies “bundle” proposals, meaning that they combine several issues into one vote. We believe that shareholders should have the opportunity to vote on each individual issue. We will vote against bundled proposals if we have reason to vote against any individual issue presented, but will support the proposal if we would have supported each issue had they been presented individually.

Election of Directors

We strongly believe that directors should be elected individually. In France, where it is market practice to present directors individually, and Germany, where it is recommended best practice, we will vote against all director slates that are presented as a bundled proposal.

In other countries, where it is common practice to bundle these proposals, we will vote against the entire slate if we have reason to oppose any individual director, where, for example, an individual non-independent director sits on a key committee, or if the board does not include any women.

Due to the difficulty of obtaining information about the background of directors at non-US companies and in consideration of the local context, we will only consider race and ethnicity when applying our board diversity guideline in jurisdictions where we are able to obtain consistent data (currently, Australia, Canada and the United Kingdom). We will apply our voting policy on gender consistently in all markets.

In all markets, we will vote against the election or reelection of any director whose name is not disclosed. Where information is not provided to determine the independence of the director, we will assume the director is not independent. Where the board does not include an audit or remuneration committee, we will assume the entire board serves in that capacity, and will vote against any non-independent directors.

In Sweden, some companies have sought permission to have the Board Chair and representatives of the firm’s largest shareholders (who are not directors) serve on the nominating committee. We will oppose these proposals, as we believe only independent board members should serve on this key committee.

In Germany, and other countries where up to half of the board must consist of employee representatives, we will exclude board members appointed by the government, employees’ representative(s), and employee shareholders’ representative(s) when determining whether the board consists of a majority of independent directors.

Japan and Brazil— Statutory Auditors

Japan: We will generally vote for the election of statutory auditors, unless:

◾	The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan; or
◾	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or
◾	The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior; or
◾

Egregious actions related to a statutory auditor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Brazil: We will vote for the appointment or (re)election of fiscal council members, unless:

◾	The name of the management nominee(s) is not disclosed in a timely manner prior to the meeting;
◾	There are serious concerns about the statutory reports presented or the audit procedures used;
◾	Questions exist concerning any of the statutory auditors being appointed; or
◾	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
◾	Minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections, as allowed under Brazilian law.

III.        Domini Impact Investments’ Proxy Voting Procedures

These Procedures are designed to ensure that all proxies for which Domini Impact Investments LLC (“Domini”) has voting authority are cast in the best interests of our clients and Domini Funds’ shareholders, to whom we owe a fiduciary duty.

Domini works with ISS to implement its proxy voting policies, as described below. Domini retains oversight of the proxy voting function, and retains the authority to set voting policies and to vote the proxies of the Domini Funds.2

Domini Impact Investments LLC

Primary responsibility for the proxy voting function at Domini rests with Domini’s Managing Director of Corporate Engagement. Domini’s primary responsibilities include the following:

1.

Developing the Proxy Voting Guidelines: These Guidelines, which set voting policies for all securities for which Domini has authority to vote, are reviewed on at least an annual basis, and updated, when necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments.[3] Domini is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines. The BOT has delegated to Domini the authority to make non-material amendments to the policies and procedures as necessary, subject to annual ratification.

2 The Board of Trustees (“BOT”) of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Impact Investments LLC, the Funds’ investment advisor (“Domini”), and to resolve conflicts of interest that may arise in the execution of the proxy voting function. The BOT reviews and adopts Domini’s Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

3 Domini applies one set of voting guidelines to all of its current clients. We are willing to work with reasonable special instructions from clients, subject to resource limitations and overall consistency with our investment approach.

2.

Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, Domini will receive and review reports from ISS on a quarterly and an as-needed basis.

3.	Identify and address conflicts of interest where they arise (See “Conflicts of Interest,” below)
4.

Voting: ISS makes voting recommendations to Domini based on the Guidelines and casts the actual votes. Domini may override ISS’s vote where we disagree with ISS’s recommendation, up to the “cut off” date for submitting the vote. Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the Guidelines require a “case-by-case” analysis, ISS will “refer” these items to Domini to determine how to vote, except as noted below.

In making these voting determinations, Domini may draw upon a variety of materials including, for example, analyses provided by ISS or other proxy advisory services, Domini’s independent research, newspaper reports, academic studies, nongovernmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate SEC filings, including management’s position on the issue in question. ISS shall vote on matters otherwise eligible for referral in accordance with its own SRI (socially responsible investing) voting policy for certain matters as instructed by Domini based on an annual written comparison of Domini and ISS’ SRI proxy voting guidelines (“Domini/ISS Voting Guideline Comparison”). Domini shall review and update the default voting instructions set forth in the Domini/ISS Voting Guideline Comparison no less frequently than annually. Documentation of the default voting instructions set forth in the Domini/ISS Voting Guideline Comparison shall also be included in the materials submitted to the Funds’ Board of Trustees for its annual review of applicable proxy voting policies.

5.

Reporting to Clients (where client is a fund, to the Domini Funds Board of Trustees): Domini is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N-PX, containing an annual record of all votes cast for each client. The Form will be posted to Domini’s website and on the SEC’s website at www.sec.gov; (b) Availability of Domini’s Web page containing an ongoing record of all votes cast for the Domini Funds each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional Information for the Domini Funds and the Funds’ shareholder reports; (e) Communication of material changes to the Policies or Procedures; (f) Ensuring that all new clients receive a copy of the most recent Form ADV, containing a concise summary of Domini’s proxy voting policies and procedures; (g) Quarterly reporting to the Domini Funds’ Board of Trustees on proxy voting activity.

6.

Recordkeeping — Domini will maintain the following records: (a) the Procedures and Policies, as amended from time to time; (b) records of a client’s written request for information on how Domini voted proxies for the client, and any written response to an oral or written client request for such information; (c) any documents prepared or reviewed by Domini that were material to making a voting decision, or that memorialized the basis for that decision. With the exception of ISS analyses and corporate proxy statements, which are maintained by ISS as noted below, these records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini Impact Investments.

Domini relies upon ISS to maintain the following records on its behalf, and to provide such records to Domini upon request: (a) proxy statements received regarding client securities (Such proxy statements are also available via electronic filings from the SEC’s EDGAR filing system); (b) records of votes cast on behalf of Domini clients (Annual records are maintained at Domini and filed with the SEC; Database of votes cast is maintained by ISS, and available upon request by Domini).

ISS

ISS and the clients’ custodian monitor corporate events. ISS provides analyses of each issue to be voted on, makes recommendations based on Domini’s Guidelines, and casts each vote (subject to override by Domini). ISS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini’s Web page containing an ongoing record of all votes cast for the Domini Funds each year. On occasion, ISS provides consulting services to Domini on the development of proxy voting policies.

Conflicts of Interest

Although Domini Impact Investments does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services, there are occasions where potential conflicts of interest may arise. For example, potential conflicts of interest may present themselves in these circumstances:

•	A Domini fund is included in the 401(k) plan of a client holding, or Domini may be actively seeking to have one of its funds included in the 401(k) plan of a client holding.
•	A significant vendor, business partner, client or Fund shareholder may have a vested interest in the outcome of a proxy vote.
•

A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

Our proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from potential conflicts of interest, to the extent possible. Most importantly, the majority of our Guidelines are predetermined, meaning that they outline an issue and determine a specific vote. With few exceptions, these policies are applied as drafted.

In most instances, therefore, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where we may vary from our predetermined policies where we believe it is in our clients’ and Fund shareholders’ best interests to do so.

Any Domini employee involved in a voting decision is directed to identify any conflicts of interest he or she is aware of, including any contacts from outside parties or other members of Domini’s staff or management team regarding the proxy issue in question.

If conflicts are identified, and they are of a personal nature, that individual will be asked to remove himself or herself from the decision-making process.

Where a proxy voting decision is decided in-house by Domini, the following additional procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

Domini is a relatively small firm, and it is not possible to completely insulate decision-makers from all potential conflicts of interest relating to Domini’s business. If the conflicts are related to Domini’s business, therefore, Domini will do the following:

1.

Domini will delegate the decision to ISS to cast the vote, after verifying that ISS does not have a material conflict of interest. Domini will take all necessary steps to insulate ISS from knowledge of the specific nature of the conflict so as not to influence the voting decision.

2.

If ISS has a conflict as well, where practical, Domini will present the conflict to the client and seek guidance or consent to vote the proxy (where the client is a mutual fund, Domini will seek guidance from the Domini Funds’ independent trustees).[4]

3.	Where Domini is unable to pursue (a), above, or at the direction of the client, Domini will abstain.

4 In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini’s privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.

4.	Domini will keep records of how the conflict was identified and what resolution was reached. These records will be available for review at the client’s request.

These policies and procedures are subject to change without notice. They will be reviewed, and updated where necessary, on at least an annual basis and will be posted to Domini’s website at www.domini.com/proxyvoting.html.

PART C

  ITEM 28. EXHIBITS

(6)	a(1)	Second Amended and Restated Declaration of Trust of the Registrant
(11)	a(2)	Amendment to Declaration of Trust of the Registrant
(12)	a(3)	Amendment to Declaration of Trust of the Registrant with respect to the Domini EuroPacific Social Equity Fund and the Domini PacAsia Social Equity Fund
(15)	a(4)	Amendment to Second Amended and Restated Declaration of Trust (reflecting name change from Domini EuroPacific Social Equity Fund to Domini European PacAsia Social Equity Fund effective 11/30/2007)
(16)	a(5)	Amendment to Declaration of Trust of the Registrant with respect to the Class A shares and Institutional shares of the Fund effective 11/28/2008
(18)	a(6)	Amendment to Declaration of Trust of the Registrant with respect to Investor shares and Class A shares of the Domini International Social Equity Fund effective 11/27/2009
(19)	a(7)	Amendment to Declaration of Trust of the Registrant with respect to the Domini International Social Equity Fund, Domini European Social Equity Fund, and Domini PacAsia Social Equity Fund effective 11/27/2009
(21)	a(8)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of the Institutional shares of the Domini Social Bond Fund effective 11/30/2011
(22)	a(9)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of the Institutional shares of the Domini International Social Equity Fund effective 11/30/2012
(27)	a(10)	Amendment to Declaration of Trust of the Registrant with respect to the name changes effective 11/30/2016
(29)	a(11)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of Class Y shares of the Domini Impact International Equity Fund and Domini Impact Bond Fund effective 1/29/2018
(29)	a(12)	Amendment to Declaration of Trust of the Registrant with respect to a change in the principal business address of the Trust effective February 26, 2018
(11)	b	Amended and Restated By-Laws of the Registrant
(5)	d(1)	Management Agreement between the Registrant and Domini Social Investments LLC (“Domini”) with respect to Domini Social Bond Fund
(11)	d(2)	Amendment to Management Agreement between the Registrant and Domini with respect to Domini Social Bond Fund
(10)	d(3)	Submanagement Agreement between Domini and Seix Advisors (“Seix”) with respect to Domini Social Bond Fund
(11)	d(4)	Management Agreement between the Registrant and Domini with respect to Domini European Social Equity Fund
(16)	d(5)	Amendment to Submanagement Agreement between Domini and Seix with respect to the Domini Social Bond Fund effective 4/25/2008
(17)	d(6)	Amended and Restated Management Agreement between the Registrant and Domini with respect to the Domini Social Equity Fund effective 11/28/2008
(22)	d(7)	Amendment to Submanagement Agreement between Domini and Wellington Management with respect to Domini Social Equity Fund and Domini International Social Equity Fund effective 05/01/2012
(23)	d(8)	Submanagement Agreement dated May 30, 2014, between Domini and Seix Investment Advisors LLC (“Seix”) with respect to Domini Social Bond Fund
(25)	d(9)	Submanagement Agreement between Domini and Wellington Management with respect to Domini Social Bond Fund as of 1/7/2015
(28)	d(10)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact Bond Fund effective 5/1/2017
(28)	d(11)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact Equity Fund and Domini Impact International Equity Fund effective 5/1/2017
(28)	d(12)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact Bond Fund effective 5/1/2017
(28)	d(13)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact Equity Fund and Domini Impact International Equity Fund effective 5/1/2017
*	d(14)	Form of Amended and Restated Management Agreement between the Registrant and Domini with respect to the Domini Impact Equity Fund to reduce the Fund’s management fee, effective 12/1/2018
*	d(15)	Form of Submanagement Agreement between Domini and SSGA Funds Management, Inc. with respect to Domini Impact Equity Fund effective 12/1/2018
(11)	e(1)	Amended and Restated Distribution Agreement with respect to Investor Shares between the Registrant and DSIL Investment Services LLC (“DSILD”), as distributor
(8)	e(2)	Distribution Agreement with respect to Class R Shares between the Registrant and

DSILD, as distributor
(12)	e(3)	Amended and Restated Distribution Agreement with respect to Investor Shares between the Registrant and DSILD
(17)	e(4)	Distribution Agreement between the Registrant and DSILD with respect to Class A shares
(17)	e(5)	Distribution Agreement between the Registrant and DSILD with respect to Institutional shares
(29)	e(6)	Distribution Agreement between the Registrant and DSILD with respect to Class Y shares
(3)	g(1)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (“IBT”), as custodian
(7)	g(2)	Amendment to Custodian Agreement between the Registrant and IBT, as custodian
(8)	g(3)	Amendment to Custodian Agreement between the Registrant and IBT, as custodian
(11)	g(4)	Amendment to the Custodian Agreement between the Registrant and IBT, as custodian, effective as of 8/1/05
(12)	g(5)	Amendment to the Custodian Agreement between the Registrant and IBT, as custodian, effective as of 11/30/06
(16)	g(6)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (the successor to IBT) effective as of 10/1/08
(25)	g(7)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company effective as of 1/15/2015
(28)	g(8)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company effective as of 9/6/2017
(9)	h(1)	Transfer Agency Agreement between the Registrant and BNY Mellon Asset Servicing Inc. (formerly PNC Global Investment Servicing Inc.) (“BNY Mellon”)
(1)	h(2)	Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund
(11)	h(3)	Amendment to Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund
(12)	h(4)	Amendment to Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund
(28)	h(5)	Expense Limitation Agreement effective as of 11/30/2017 with respect to the Domini Impact Equity Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund
(29)	h(6)	Expense Limitation Agreement effective as of February 15, 2018, with respect to Class Y shares of Domini Impact International Equity Fund and Domini Impact Bond Fund
(30)	h(7)	Expense Limitation Agreement effective as of 6/15/2018 with respect to the class A shares of Domini Impact Equity Fund and Domini Impact International Equity Fund
*	h(8)	Expense Limitation Agreement effective as of 12/1/2018 with respect to Investor, Class A, Institutional and R shares of the Domini Impact Equity Fund
(5)	h(10)	Administration Agreement between the Registrant and Domini
(12)	h(11)	Administration Agreement between the Registrant and IBT dated as of 10/15/02
(12)	h(12)	Amendment dated as of 11/30/06 to the Administration Agreement between the Registrant and IBT
(27)	h(16)	Amendment dated as of 8/01/05 to the Administration Agreement between the Registrant and Investors Bank and Trust Company
(27)	h(17)	Amendment dated as of 11/27/09 to the Administration Agreement between the Registrant and State Street Bank and Trust Company (the successor to Investors Bank and Trust Company)
(14)	h(13)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon effective as of 7/5/06
(15)	h(14)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective as of 9/5/07
(28)	h(18)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 07/01/2017
(30)	h(19)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective March 1, 2018
(16)	h(15)	Shareholder Services Agreement between Registrant and Domini effective 6/2/08
(2)(4) (11)(13) (17) (30)	i	Opinion and consent of counsel
**	j	Consent of independent registered public accounting firm
(8)	m(1)	Amended and Restated Distribution Plan of the Registrant with respect to Investor Shares
(16)	m(2)	Distribution Plan of the Registrant with respect to Class A shares
(7)	n	Multiple Class Plan of the Registrant
(20)	p(1)	Code of Ethics of the Registrant
(26)	p(2)	Code of Ethics of Domini and DSILD
(23)	p(3)	Code of Ethics of Seix Advisors
(28)	p(4)	Code of Ethics of Wellington Management Company, LLP
*	p(5)	Code of Ethics of SSGA Funds Management, Inc.

*	q	Powers of Attorney

----------------------------------------------------------------------------

(1) Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registrant’s Registration Statement as filed with the SEC on November 25, 1997.

(2) Incorporated herein by reference from Post-Effective Amendment No. 13 to the Registrant’s Registration Statement as filed with the SEC on September 29, 1999.

(3) Incorporated herein by reference from Post-Effective Amendment No. 14 to the Registrant’s Registration Statement as filed with the SEC on November 23, 1999.

(4) Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registrant’s Registration Statement as filed with the SEC on January 13, 2000.

(5) Incorporated herein by reference from Post-Effective Amendment No. 19 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2000.

(6) Incorporated herein by reference from Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed with the SEC on September 28, 2001.

(7) Incorporated herein by reference from Post-Effective Amendment No. 23 to the Registrant’s Registration Statement as filed with the SEC on September 29, 2003.

(8) Incorporated herein by reference from Post-Effective Amendment No. 24 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2003.

(9) Incorporated herein by reference from Post-Effective Amendment No. 25 to the Registrant’s Registration Statement as filed with the SEC on September 29, 2004.

(10) Incorporated herein by reference from Post-Effective Amendment No. 27 to the Registrant’s Registration Statement as filed with the SEC on June 10, 2005.

(11) Incorporated herein by reference from Post-Effective Amendment No. 28 to the Registrant’s Registration Statement as filed with the SEC on August 29, 2005.

(12) Incorporated herein by reference from Post-Effective Amendment No. 31 to the Registrant’s Registration Statement as filed with the SEC on September 11, 2006.

(13) Incorporated herein by reference from Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed with the SEC on November 17, 2006.

(14) Incorporated herein by reference from Post-Effective Amendment No. 33 to the Registrant’s Registration Statement as filed with the SEC on September 20, 2007.

(15) Incorporated herein by reference from Post-Effective Amendment No. 34 to the Registrant’s Registration Statement as filed with the SEC on November 19, 2007.

(16) Incorporated herein by reference from Post-Effective Amendment No. 36 to the

Registrant’s Registration Statement as filed with the SEC on September 26, 2008.

(17) Incorporated herein by reference from Post-Effective Amendment No. 37 to the

Registrant’s Registration Statement as filed with the SEC on November 26, 2008.

(18) Incorporated herein by reference from Post-Effective Amendment No. 38 to the

Registrant’s Registration Statement as filed with the SEC on September 8, 2008.

(19) Incorporated herein by reference from Post-Effective Amendment No. 39 to the

Registrant’s Registration Statement as filed with the SEC on November 24, 2009.

(20) Incorporated herein by reference from Post-Effective Amendment No. 40 to the

Registrant’s Registration Statement as filed with the SEC on November 24, 2010.

(21) Incorporated herein by reference from Post-Effective Amendment No. 41 to the

Registrant’s Registration Statement as filed with the SEC on November 28, 2011.

(22) Incorporated herein by reference from Post-Effective Amendment No. 43 to the

Registrant’s Registration Statement as filed with the SEC on November 28, 2012.

(23) Incorporated herein by reference from Post-Effective Amendment No. 45 to the

Registrant’s Registration Statement as filed with the SEC on November 26, 2013.

(24) Incorporated herein by reference from Post-Effective Amendment No. 47 to the

Registrant’s Registration Statement as filed with the SEC on November 26, 2014.

(25) Incorporated herein by reference from Post-Effective Amendment No. 49 to the

Registrant’s Registration Statement as filed with the SEC on September 21, 2015.

(26) Incorporated herein by reference from Post-Effective Amendment No. 50 to the

Registrant’s Registration Statement as filed with the SEC on November 25, 2015.

(27) Incorporated herein by reference from Post-Effective Amendment No. 52 to the

Registrant’s Registration Statement as filed with the SEC on November 28, 2016.

(28) Incorporated herein by reference from Post-Effective Amendment No. 52 to the

Registrant’s Registration Statement as filed with the SEC on November 28, 2017.

(29) Incorporated herein by reference from Post-Effective Amendment No. 56 to the

Registrant’s Registration Statement as filed with the SEC on March 23, 2018.

(30) Incorporated herein by reference from Post-Effective Amendment No. 57 to the

Registrant’s Registration Statement as filed with the SEC on June 14, 2018.

*	Filed herewith.
**	To be filed by Amendment.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 30. INDEMNIFICATION

Reference is hereby made to (a) Article V of the Registrant’s Second Amended and Restated Declaration of Trust, incorporated herein by reference; and (b) Section 4 of the Distribution Agreements by and between the Registrant and DSIL Investment Services LLC, incorporated herein by reference.

The trustees and the officers of the Registrant and the personnel of the Registrant’s administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Domini Impact Investments LLC (“Domini”) is a Massachusetts limited liability company with offices at 180 Maiden Lane, Suite 1302, New York, New York 10038, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The officers of Domini are as follows:

Name and Capacity with Domini	Other Business, Profession, Vocation, or Employment During the Past Two Fiscal Years	Principal Business Address

Amy Domini Thornton

 Chairperson (since 2016),

Chief Executive Officer

(2002-2015); Member and

Manager (since 1997);

Founder, Chief Executive

Officer, and Chief

Investment Officer

(2013-2015), Nia Global

Solutions, a former division

of Domini

	Chair and Trustee (since 1990) and President of the Trust (1990-2016). Manager (since 1998) and Registered Principal (since 2003), DSIL Investment Services LLC (broker-dealer); Manager, Domini Holdings LLC (holding company) (since 2002); Trustee, New England Quarterly (periodical) (since 1998); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partner (since 1994), Member (since 2010), Loring Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Member (since 2010), Loring Wolcott & Coolidge Trust, LLC (trust company); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit).	180 Maiden Lane, Suite 1302, New York, New York 10038

Carole M. Laible CEO and Manager (since 2016), President (2005 -2015) and Member (since 2006) of Domini; Chief Operating Officer (2013-2015), Nia Global Solutions, a former division of Domini	Treasurer of the Trust (1997-2017); Vice President of the Trust (2007-2017); President and CEO (since 2002), Registered Principal (since 1998) Chief Financial Officer, Secretary, and Treasurer (since 1998), and Chief Compliance Officer (2001-2014) DSIL Investment Services LLC (broker-dealer); Manager (since 2016), Domini Holdings LLC (holding company).	180 Maiden Lane, Suite 1302, New York, New York 10038

Maurizio Tallini Chief Compliance Officer (since 2005), Member (since 2007), Chief Operating Officer (2011-2017), and Managing Director (2007-2011)	Vice President (since 2007) and Chief Compliance Officer (since 2005), Domini Funds. Chief Compliance Officer (since 2015), Registered Principal (since 2014), and Registered Representative (2012-2015), DSIL Investment Services LLC.	180 Maiden Lane, Suite 1302, New York, New York 10038

Megan L. Dunphy General Counsel (since 2014); Managing Director (2015-2017), Member (since 2017)	Vice President (since 2013), Secretary (since 2005) and Chief Legal Officer (since 2014), Domini Trust.	180 Maiden Lane, Suite 1302, New York, New York 10038

Christina Povall Chief Financial Officer (since 2014); Managing Director (2014-2017), Member (since 2017)	Treasurer (since 2017), Assistant Treasurer (2007-2017) and Vice President (since 2013), Domini Funds; Registered Operations Professional, DSIL Investment Services (since 2012)	180 Maiden Lane, Suite 1302, New York, New York 10038

The principal business address of Wellington Management Company LLP (“Wellington Management”), a Delaware limited liability partnership, is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. Additional information as to Wellington Management and the directors and officers of Wellington Management is included in Wellington Management’s Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), which is incorporated herein by reference and sets forth the officers and directors of Wellington Management and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

The principal business address of SSGA Funds Management, Inc. (“SSGA FM”), a Massachusetts corporation, is One Iron Street, Boston, Massachusetts 02210. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc. which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). Additional information as to SSGA FM and the directors and officers of SSGA FM is included in SSGA FM’s Form ADV filed with the Securities and Exchange Commission (File No. 801- 60103), which is incorporated herein by reference and sets forth the officers and directors of SSGA FM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	DSIL Investment Services LLC is the distributor for the Registrant.

(b)

The information required by this Item 27 with respect to each manager or officer of DSIL Investment Services LLC is incorporated herein by reference from Schedule A of Form BD as filed by DSIL Investment Services LLC (File No. 008-44763) pursuant to the Securities Exchange Act of 1934, as amended.

(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

Name:	Address:
Domini Impact Investments LLC (manager)	180 Maiden Lane, Suite 1302, New York, New York 10038

Wellington Management Company LLP (submanager)	280 Congress Street Boston, MA 02210

SSGA Funds Management, Inc. (submanager)	One Iron Street Boston, Massachusetts 02210

DSIL Investment Services LLC (distributor)	180 Maiden Lane, Suite 1302, New York, New York 10038

State Street Bank and Trust Company (custodian)	1 Iron Street Boston, MA 02210

BNY Mellon Investment Servicing (U.S.) Inc. (transfer agent)	4400 Computer Drive Westborough, MA 01581

Iron Mountain Records Management (offsite records storage)	100 Harbor Drive Jersey City, NJ 07305

Drinker Biddle & Reath LLP (counsel to independent trustees of the Trust)	1177 Avenue of the Americas, 41st Floor New York, NY 10036-2714

Datto Corp. (electronic data media storage and backup server)	101 Merritt 7 Norwalk, CT 06851

DLT Solutions (electronic data media storage and backup server)	2411 Dulles Corner Park, Suite 800 Herndon, VA 20171

Data Bank Data Center (electronic data media storage and backup server)	14926 Pony Express Road Bluffdale, UT 84065

Global Relay Communications Inc. (electronic vaulting of email and data media storage)	220 Cambie Street, 2nd Floor Vancouver, B.C. Canada V6B2M9

Advisor Vault (electronic data media storage and backup)	842 Broadview Ave, Toronto, Ontario, M4K 2R1

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 14th day of September, 2018.

DOMINI INVESTMENT TRUST on behalf of its series: Domini Impact Equity Fund

/s/ Carole M. Laible

Carole M. Laible President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below on September 14, 2018.

Signature	Title

/s/ Carole M. Laible	President (Principal Executive Officer) Domini Investment Trust
Carole M. Laible

/s/ Christina M. Povall	Treasurer (Principal Accounting and Financial Officer) and Vice President of Domini Investment Trust
Christina M. Povall

/s/ Amy Domini Thornton Amy Domini Thornton	Trustee of Domini Investment Trust

Kirsten S. Moy*	Trustee of Domini Investment Trust
Kirsten S. Moy

Gregory A. Ratliff*	Trustee of Domini Investment Trust
Gregory A. Ratliff

John L. Shields*	Trustee of Domini Investment Trust
John L. Shields

*By: /s/ Carole M. Laible
Carole M. Laible Executed by Carole M. Laible on behalf of those indicated pursuant to Powers of Attorney dated July 26, 2018

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

d(14)	Form of Amended and Restated Management Agreement between the Registrant and Domini with respect to the Domini Impact Equity Fund effective 12/1/2018
d(15)	Form of Submanagement Agreement between Domini and SSGA Funds Management, Inc. with respect to Domini Impact Equity Fund effective 12/1/2018
h(8)	Expense Limitation Agreement effective as of 12/1/2018 with respect to Investor, Class A, Institutional and R shares of the Domini Impact Equity Fund
p(5)	Code of Ethics of SSGA Funds Management Inc.
q	Powers of Attorney